UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22099

Gateway Trust

(Exact name of Registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Coleen Downs Dinneen, Esq.

NGAM Distribution, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ANNUAL REPORT

December 31, 2015

Gateway Fund

Portfolio Review  page  1

Portfolio of Investments  page 7

Financial Statements  page  18

Notes to Financial Statements page 24

GATEWAY FUND

Managers	Symbols
Michael T. Buckius, CFA®	Class A GATEX
Paul R. Stewart, CFA®	Class C GTECX
Kenneth H. Toft, CFA®	Class Y GTEYX
Gateway Investment Advisers, LLC

Objective

The fund seeks to capture the majority of returns associated with equity market investments, while exposing investors to less risk than other equity investments.

Market Conditions

2015 was a year dominated by monetary policy concerns. After more than a year of managing the market’s expectations on the timing, the Federal Reserve (the Fed) delivered an on time “liftoff”, ending its zero-interest-rate policy at its final meeting of the year. As the Fed monitored economic data that it believed supported a slow transition to a new policy stance, other events were in play: Greece’s bailout was restructured for the third time, other major central banks of the world expanded and extended their monetary easing programs, and the value of the U.S. dollar relative to other major currencies rose to levels not seen in more than 10 years. Fundamentally, domestic equity market conditions were mixed. Quarter to quarter, a large percentage of companies beat earnings estimates, yet fourth quarter earnings estimates indicate that aggregate earnings for the S&P 500® Index will likely show the first year-over-year decline since 2008. Overall, these factors led to an increase in uncertainty that was evidenced by increased market volatility as the year ended.

Implied volatility, as measured by the Chicago Board Options Exchange Volatility Index (the VIX), averaged 16.67% for the year and realized volatility for the S&P 500® Index was 15.74% (as measured by its annualized standard deviation of daily returns). Both measures were the highest since 2011. Until mid-August the volatility environment in 2015 was very similar to the conditions that had existed since mid-2012, with the VIX rarely above 20 and most often below 15. As concerns about China intensified and the S&P 500® Index neared its low-point for the year, on August 24th, the VIX spiked and reached an intra-day high for the year of 53.29, its highest point since January 2009. From late August to year-end, the VIX spent nearly half of its trading sessions above 20 and never closed below 14.

Performance Results

For the 12 months ended December 31, 2015, Class A shares of the Gateway Fund returned 2.34% at net asset value. The Fund outperformed its benchmark, the S&P 500® Index, which returned 1.38%.

Explanation of Fund Performance

The Fund seeks to generate returns by writing at-the-money index call options, which substitute a less variable option premium for market price appreciation, and uses some of the cash flow to mitigate sudden and severe price declines in the portfolio by purchasing out-of-the-money index

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put options. An index option is described as being at-the-money when the price of the underlying index is the same as the option’s strike price. Additionally, an index put option is described as being out-of-the money when the price of the underlying index is above the put option’s strike price. It is the net premium-to-earn from selling index call options less the price of protective put options that is a significant factor affecting the Fund’s performance.

More specifically, the Fund’s return over the S&P 500® Index during the year was attributable to the higher stock market volatility environment throughout much of 2015 which increased the Fund’s net index option premiums received. Unlike in prior years, volatility did not quickly contract after each spike. For example, after the intra-day spike to 53.29 in late August, the VIX spent the entire month of September in a range between 20 and 30 and did not decline under 20 until early October.

Gateway Fund’s equity portfolio returned 1.31% for the year, a performance differential of negative 7 basis points versus the S&P 500® Index, which was consistent with expectations and objectives for the Fund. The selling of index call options contributed a positive 3.77% to the performance of the Fund for 2015. This was partially offset by the protective puts, which reduced overall performance by 1.71% for the year. However, during the third quarter, when the market experienced a severe decline, the protective puts were additive to performance by 1.07%. Index put options were an important contributor to the Fund’s ability to record a loss that was 635 basis points less than the S&P 500® Index from July 20th to August 25th. As the market generally advanced from late August to year-end, index put options contributed modest losses in the each of the final four months of the year. Consistent with its objective, the measured risk of the Fund was low relative to the S&P 500® Index, as its standard deviation for 2015 was 7.48% versus 15.74% for the Index.

Outlook

2015 was a challenging year for many investors with many major equity indexes generating low to negative returns. Moreover, diversification was limited as investment grade bonds failed to deliver attractive returns while riskier assets slipped. High yield bond indexes had negative returns and key commodity classes like energy and precious metals had large losses.

Looking forward, there appears to be good reason for investors to temper their optimism. Volatility is on the rise in equity markets and the bull market in domestic equities is getting long in the tooth. The current bull market is already a year longer than the average in the post-World War II era, though the longest bull market (starting in 1987) extended more than five years longer than this one.

The Barclays U.S. Aggregate Bond Index returned just 0.55% in 2015 and generated a trailing three-year annualized return of 1.44%. As the Fed recently initiated its plan to tighten monetary policy by increasing short-term interest rates, the environment for investment grade bonds seems likely to be challenging for some time. With the Fed tightening monetary policy while other key central banks remain accommodative, U.S. dollar strength could be a headwind for the returns of non-U.S. dollar denominated assets and a possible impediment to a recovery in commodity prices as well.

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GATEWAY FUND

Gateway’s investment philosophy maintains that the U.S. equity market is the most reliable source of attractive long-term returns, despite its high volatility and tendency to periodically deliver significant losses over shorter periods of time. Our investment philosophy also holds that consistency is the key to long-term investment success and that generating cash flow, rather than seeking to forecast the rise and fall of the market, can be a lower-risk means to participate in equity markets. By staying true to this philosophy and continuing to manage the Fund consistently with the firm’s historical approach, we strive to assist investors in managing risk while pursuing long-term return in this challenging and uncertain environment.

Growth of $10,000 Investment in Class A Shares1,5

December 31, 2005 through December 31, 2015

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Average Annual Total Returns — December 31, 20155

	1 Year	5 Years	10 Years

Class A (Inception 12/07/1977)[1]
NAV	2.34%	4.29%	3.50%
With 5.75% Maximum Sales Charge	-3.53	3.06	2.88

Class C (Inception 2/19/2008)[1]
NAV	1.54	3.50	2.72
With CDSC[2]	0.54	3.50	2.72

Class Y (Inception 2/19/2008)[1]
NAV	2.59	4.54	3.69

Comparative Performance
S&P 500® Index[3]	1.38	12.57	7.31
Barclays U.S. Aggregate Bond Index[4]	0.55	3.25	4.51

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses. It is not possible to invest directly in an index.

1	As of the close of business on February 15, 2008, the Fund acquired the assets and liabilities of Gateway Fund (the “Predecessor Fund”), a series of The Gateway Trust, an Ohio business trust. The Fund is the successor to the Predecessor Fund. Prior to 2/15/08 performance of Class A shares is that of the Predecessor Fund, restated to reflect the sales load of Class A shares. Prior to the inception of Class C shares (2/19/08), performance is that of the Predecessor Fund, restated to reflect the higher net expenses and sales loads of Class C shares. Prior to the inception of Class Y shares (2/19/08), performance is that of the Predecessor Fund.

2	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

3

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors.

4	Barclays U.S. Aggregate Bond Index is an unmanaged index that covers the U.S.-dollar denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Fund is actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Natixis Fund’s proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on Natixis Fund’s website at ngam.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how Natixis Fund voted proxies relating to portfolio securities during the 12-months ended June 30, 2015 is available from Natixis Fund’s website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

Natixis Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different types of costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Fund’s prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Fund and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2015 through December 31, 2015. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table for each class of shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

GATEWAY FUND	BEGINNING ACCOUNT VALUE 7/1/2015	ENDING ACCOUNT VALUE 12/31/2015	EXPENSES PAID DURING PERIOD* 7/1/2015 – 12/31/2015
Class A
Actual	$1,000.00	$1,003.00	$4.75
Hypothetical (5% return before expenses)	$1,000.00	$1,020.47	$4.79
Class C
Actual	$1,000.00	$999.10	$8.57
Hypothetical (5% return before expenses)	$1,000.00	$1,016.64	$8.64
Class Y
Actual	$1,000.00	$1,004.30	$3.54
Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.57

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.94%, 1.70% and 0.70% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

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Portfolio of Investments – as of December 31, 2015

Gateway Fund

Shares	Description	Value (†)

Common Stocks — 97.7% of Net Assets
	Aerospace & Defense — 2.4%
379,984	Boeing Co. (The)(b)	$54,941,886
552,760	Honeywell International, Inc.(b)	57,249,353
230,066	Raytheon Co.(c)	28,650,119
56,180	TransDigm Group, Inc.(c)(d)	12,834,321
446,366	United Technologies Corp.(c)	42,882,382

		196,558,061

	Air Freight & Logistics — 0.7%
571,103	United Parcel Service, Inc., Class B(b)	54,957,242

	Airlines — 0.7%
580,702	American Airlines Group, Inc.(b)	24,592,729
254,618	JetBlue Airways Corp.(c)(d)	5,767,098
438,036	United Continental Holdings, Inc.(b)(d)	25,099,463

		55,459,290

	Auto Components — 0.3%
127,250	Autoliv, Inc.(c)	15,876,982
160,289	Cooper Tire & Rubber Co.(b)	6,066,939

		21,943,921

	Automobiles — 0.4%
2,051,938	Ford Motor Co.(b)	28,911,806
32,003	Tesla Motors, Inc.(b)(d)	7,681,040

		36,592,846

	Banks — 6.1%
451,697	Associated Banc-Corp(c)	8,469,319
5,442,095	Bank of America Corp.(c)	91,590,459
1,480,317	Citigroup, Inc.(b)	76,606,405
210,638	FirstMerit Corp.(c)	3,928,399
1,824,188	JPMorgan Chase & Co.(c)	120,451,133
125,404	Old National Bancorp(b)	1,700,478
1,607,287	U.S. Bancorp(b)	68,582,936
2,386,994	Wells Fargo & Co.(c)	129,756,994

		501,086,123

	Beverages — 2.3%
1,799,974	Coca-Cola Co. (The)(b)	77,326,883
129,018	Monster Beverage Corp.(c)(d)	19,218,521
921,919	PepsiCo, Inc.(b)	92,118,147

		188,663,551

	Biotechnology — 3.9%
756,595	AbbVie, Inc.(c)	44,820,688
132,021	Alexion Pharmaceuticals, Inc.(b)(d)	25,183,006
369,529	Amgen, Inc.(c)	59,985,643
278,252	Baxalta, Inc.(b)	10,860,176
118,600	Biogen, Inc.(c)(d)	36,333,110
450,827	Celgene Corp.(b)(d)	53,991,041

See accompanying notes to financial statements.

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Portfolio of Investments – as of December 31, 2015

Gateway Fund – (continued)

Shares	Description	Value (†)
	Biotechnology — continued
736,102	Gilead Sciences, Inc.(c)	$74,486,161
130,287	Vertex Pharmaceuticals, Inc.(b)(d)	16,394,013

		322,053,838

	Capital Markets — 1.9%
122,017	Affiliated Managers Group, Inc.(b)(d)	19,493,436
996,813	Charles Schwab Corp. (The)(b)	32,825,052
323,178	Eaton Vance Corp.(b)	10,480,663
224,819	Goldman Sachs Group, Inc. (The)(c)	40,519,128
304,950	Legg Mason, Inc.(b)	11,963,188
894,591	Morgan Stanley(b)	28,456,940
364,682	TD Ameritrade Holding Corp.(b)	12,658,112
127,185	Waddell & Reed Financial, Inc., Class A(b)	3,645,122

		160,041,641

	Chemicals — 2.0%
107,063	Ashland, Inc.(c)	10,995,370
112,430	Chemours Co. (The)(b)	602,625
725,945	Dow Chemical Co. (The)(c)	37,371,649
515,531	E.I. du Pont de Nemours & Co.(c)	34,334,365
205,664	Eastman Chemical Co.(b)	13,884,377
295,609	LyondellBasell Industries NV, Class A(b)	25,688,422
320,882	Monsanto Co.(b)	31,613,295
130,109	Olin Corp.(b)	2,245,681
81,544	Potash Corp. of Saskatchewan, Inc.	1,396,033
240,740	RPM International, Inc.(b)	10,607,004

		168,738,821

	Commercial Services & Supplies — 0.5%
218,729	ADT Corp. (The)(c)	7,213,683
546,127	Tyco International PLC(b)	17,415,990
345,036	Waste Management, Inc.(b)	18,414,571

		43,044,244

	Communications Equipment — 1.6%
2,576,225	Cisco Systems, Inc.(c)	69,957,390
202,531	Motorola Solutions, Inc.(b)	13,863,247
58,211	Palo Alto Networks, Inc.(b)(d)	10,253,286
789,643	QUALCOMM, Inc.(b)	39,470,305

		133,544,228

	Consumer Finance — 0.7%
469,383	American Express Co.(b)	32,645,588
409,775	Discover Financial Services(c)	21,972,135

		54,617,723

	Containers & Packaging — 0.4%
254,187	Avery Dennison Corp.(c)	15,927,358
149,246	Sonoco Products Co.(c)	6,099,684
257,118	WestRock Co.(b)	11,729,723

		33,756,765

See accompanying notes to financial statements.

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Portfolio of Investments – as of December 31, 2015

Gateway Fund – (continued)

Shares	Description	Value (†)
	Distributors — 0.3%
257,573	Genuine Parts Co.(b)	$22,122,945

	Diversified Financial Services — 2.1%
972,596	Berkshire Hathaway, Inc., Class B(b)(d)	128,421,576
226,095	CME Group, Inc.(b)	20,484,207
96,510	Intercontinental Exchange, Inc.(c)	24,731,652

		173,637,435

	Diversified Telecommunication Services — 2.1%
2,632,674	AT&T, Inc.(b)	90,590,312
911,718	Frontier Communications Corp.(b)	4,257,723
1,766,540	Verizon Communications, Inc.(b)	81,649,479

		176,497,514

	Electric Utilities — 1.4%
789,369	American Electric Power Co., Inc.(c)	45,996,532
664,576	Duke Energy Corp.(b)	47,444,081
101,854	Hawaiian Electric Industries, Inc.(b)	2,948,673
446,651	OGE Energy Corp.(b)	11,742,455
413,543	Pepco Holdings, Inc.(b)	10,756,253

		118,887,994

	Electrical Equipment — 0.5%
232,905	Eaton Corp. PLC(b)	12,120,376
413,090	Emerson Electric Co.(c)	19,758,095
85,173	Hubbell, Inc.(b)	8,605,880

		40,484,351

	Electronic Equipment, Instruments & Components — 0.4%
741,474	Corning, Inc.(b)	13,554,145
311,816	TE Connectivity Ltd.(c)	20,146,432

		33,700,577

	Energy Equipment & Services — 1.3%
423,801	Baker Hughes, Inc.(b)	19,558,416
787,501	Halliburton Co.(c)	26,806,534
367,116	Patterson-UTI Energy, Inc.(c)	5,536,109
754,525	Schlumberger Ltd.(c)	52,628,119

		104,529,178

	Food & Staples Retailing — 2.1%
832,158	CVS Health Corp.(b)	81,360,088
787,031	Wal-Mart Stores, Inc.(b)	48,245,000
545,030	Walgreens Boots Alliance, Inc.(b)	46,412,030

		176,017,118

	Food Products — 1.3%
115,204	Bunge Ltd.(c)	7,866,129
493,431	ConAgra Foods, Inc.(b)	20,803,051
379,510	Kraft Heinz Co. (The)(b)	27,613,148
1,156,499	Mondelez International, Inc., Class A(b)	51,857,415

		108,139,743

See accompanying notes to financial statements.

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Portfolio of Investments – as of December 31, 2015

Gateway Fund – (continued)

Shares	Description	Value (†)
	Gas Utilities — 0.3%
89,411	AGL Resources, Inc.(b)	$5,705,316
135,628	National Fuel Gas Co.(b)	5,798,097
36,602	ONE Gas, Inc.(b)	1,836,322
120,361	WGL Holdings, Inc.(b)	7,581,540

		20,921,275

	Health Care Equipment & Supplies — 2.1%
953,531	Abbott Laboratories(b)	42,823,077
343,949	Baxter International, Inc.(b)	13,121,654
1,344,471	Boston Scientific Corp.(b)(d)	24,792,045
28,610	Intuitive Surgical, Inc.(b)(d)	15,625,638
966,218	Medtronic PLC(b)	74,321,489
99,429	ResMed, Inc.(c)	5,338,343

		176,022,246

	Health Care Providers & Services — 2.7%
296,177	Aetna, Inc.(b)	32,022,657
178,299	Anthem, Inc.(b)	24,862,012
467,280	Express Scripts Holding Co.(c)(d)	40,844,945
279,401	HCA Holdings, Inc.(c)(d)	18,895,890
255,661	Patterson Cos., Inc.(c)	11,558,434
219,928	Quest Diagnostics, Inc.(c)	15,645,678
553,041	UnitedHealth Group, Inc.(b)	65,059,743
149,076	Universal Health Services, Inc., Class B(b)	17,813,091

		226,702,450

	Hotels, Restaurants & Leisure — 1.5%
578,611	Hilton Worldwide Holdings, Inc.(b)	12,382,275
84,742	Las Vegas Sands Corp.(b)	3,715,089
643,070	McDonald’s Corp.(b)	75,972,290
126,971	Melco Crown Entertainment Ltd., Sponsored ADR	2,133,113
373,937	MGM Resorts International(b)(d)	8,495,849
185,226	Restaurant Brands International, Inc.(b)	6,920,043
991,048	Wendy’s Co. (The)(b)	10,673,587

		120,292,246

	Household Durables — 0.9%
372,401	Leggett & Platt, Inc.(b)	15,648,290
669,000	Newell Rubbermaid, Inc.(b)	29,489,520
507,630	Toll Brothers, Inc.(b)(d)	16,904,079
64,737	Tupperware Brands Corp.(b)	3,602,614
88,921	Whirlpool Corp.(c)	13,059,827

		78,704,330

	Household Products — 1.9%
106,938	Church & Dwight Co., Inc.(b)	9,076,897
536,232	Colgate-Palmolive Co.(b)	35,723,776
198,563	Kimberly-Clark Corp.(b)	25,277,070
1,078,983	Procter & Gamble Co. (The)(c)	85,682,040

		155,759,783

See accompanying notes to financial statements.

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Portfolio of Investments – as of December 31, 2015

Gateway Fund – (continued)

Shares	Description	Value (†)
	Industrial Conglomerates — 2.5%
450,619	3M Co.(b)	$67,881,246
4,521,164	General Electric Co.(b)	140,834,259

		208,715,505

	Insurance — 2.8%
263,481	Aflac, Inc.(b)	15,782,512
359,798	Allstate Corp. (The)(b)	22,339,858
682,554	American International Group, Inc.(c)	42,297,871
251,380	Aon PLC(b)	23,179,750
190,218	Arthur J. Gallagher & Co.(b)	7,787,525
212,174	FNF Group(b)	7,356,072
482,431	Lincoln National Corp.(c)	24,246,982
660,202	Marsh & McLennan Cos., Inc.(b)	36,608,201
295,246	Principal Financial Group, Inc.(b)	13,280,165
272,194	Travelers Cos., Inc. (The)(c)	30,719,815
285,694	XL Group PLC(c)	11,193,491

		234,792,242

	Internet & Catalog Retail — 2.1%
194,863	Amazon.com, Inc.(c)(d)	131,705,953
32,021	Priceline Group, Inc. (The)(b)(d)	40,825,174

		172,531,127

	Internet Software & Services — 5.1%
223,783	Akamai Technologies, Inc.(b)(d)	11,777,699
166,812	Alphabet, Inc., Class A(b)(d)	129,781,404
114,449	Alphabet, Inc., Class C(c)(d)	86,853,057
22,763	Baidu, Inc., Sponsored ADR(b)(d)	4,303,117
859,893	eBay, Inc.(c)(d)	23,629,860
1,156,827	Facebook, Inc., Class A(c)(d)	121,073,514
18,883	LinkedIn Corp., Class A(b)(d)	4,250,186
236,066	VeriSign, Inc.(b)(d)	20,622,726
479,180	Yahoo!, Inc.(b)(d)	15,937,527

		418,229,090

	IT Services — 3.5%
413,979	Automatic Data Processing, Inc.(b)	35,072,301
232,977	Broadridge Financial Solutions, Inc.(b)	12,517,854
428,883	Cognizant Technology Solutions Corp., Class A(b)(d)	25,741,558
315,326	Fidelity National Information Services, Inc.(b)	19,108,756
38,532	FleetCor Technologies, Inc.(b)(d)	5,507,379
388,057	International Business Machines Corp.(c)	53,404,404
436,886	Paychex, Inc.(b)	23,106,900
664,736	PayPal Holdings, Inc.(b)(d)	24,063,443
1,060,704	Visa, Inc., Class A(c)	82,257,595
524,767	Western Union Co. (The)(b)	9,398,577

		290,178,767

	Leisure Products — 0.1%
374,554	Mattel, Inc.(b)	10,176,632

See accompanying notes to financial statements.

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Portfolio of Investments – as of December 31, 2015

Gateway Fund – (continued)

Shares	Description	Value (†)
	Life Sciences Tools & Services — 0.2%
106,932	Illumina, Inc.(b)(d)	$20,525,063

	Machinery — 1.7%
365,662	Caterpillar, Inc.(b)	24,850,389
176,963	Cummins, Inc.(b)	15,574,514
210,570	Deere & Co.(b)	16,060,174
179,724	Parker Hannifin Corp.(b)	17,429,634
150,936	Pentair PLC(b)	7,475,860
163,012	Snap-on, Inc.(b)	27,945,147
53,108	SPX FLOW, Inc.(b)(d)	1,482,244
246,205	Stanley Black & Decker, Inc.(c)	26,277,460
121,002	Timken Co. (The)(b)	3,459,447

		140,554,869

	Media — 3.1%
1,315,453	Comcast Corp., Class A(b)	74,231,013
86,979	Liberty Global PLC, Class A(b)(d)	3,684,430
76,955	Liberty Global PLC, Series C(b)(d)	3,137,455
385,134	News Corp., Class B(b)	5,376,471
203,199	Omnicom Group, Inc.(b)	15,374,036
2,945,723	Sirius XM Holdings, Inc.(b)(d)	11,989,093
152,251	Time Warner Cable, Inc.(c)	28,256,263
453,067	Time Warner, Inc.(b)	29,299,843
78,462	Time, Inc.(b)	1,229,499
832,908	Walt Disney Co. (The)(b)	87,521,973

		260,100,076

	Metals & Mining — 0.3%
643,287	Freeport-McMoRan, Inc.(b)	4,355,053
188,013	Southern Copper Corp.(b)	4,910,899
538,162	Steel Dynamics, Inc.(c)	9,616,955
80,178	Worthington Industries, Inc.(b)	2,416,565

		21,299,472

	Multi-Utilities — 1.6%
185,916	Alliant Energy Corp.(c)	11,610,454
574,960	Ameren Corp.(b)	24,855,521
902,825	CenterPoint Energy, Inc.(b)	16,575,867
451,293	Consolidated Edison, Inc.(b)	29,004,601
742,811	Public Service Enterprise Group, Inc.(b)	28,739,358
377,972	WEC Energy Group, Inc.(c)	19,393,743

		130,179,544

	Multiline Retail — 0.6%
293,642	Macy’s, Inc.(b)	10,271,597
279,529	Nordstrom, Inc.(b)	13,923,339
58,617	Sears Holdings Corp.(b)(d)	1,205,166
380,057	Target Corp.(b)	27,595,939

		52,996,041

See accompanying notes to financial statements.

|  12

Portfolio of Investments – as of December 31, 2015

Gateway Fund – (continued)

Shares	Description	Value (†)
	Oil, Gas & Consumable Fuels — 5.0%
175,037	Cheniere Energy, Inc.(b)(d)	$6,520,128
977,698	Chevron Corp.(b)	87,953,712
192,055	Concho Resources, Inc.(b)(d)	17,834,227
808,767	ConocoPhillips(b)	37,761,331
330,022	CONSOL Energy, Inc.(b)	2,607,174
401,207	Continental Resources, Inc.(c)(d)	9,219,737
2,003,943	Exxon Mobil Corp.(c)	156,207,357
256,070	Gulfport Energy Corp.(b)(d)	6,291,640
543,940	Occidental Petroleum Corp.(b)	36,775,783
202,485	ONEOK, Inc.(b)	4,993,280
493,008	Phillips 66(b)	40,328,055
681,851	Southwestern Energy Co.(b)(d)	4,847,961

		411,340,385

	Personal Products — 0.0%
36,064	Herbalife Ltd.(b)(d)	1,933,752

	Pharmaceuticals — 5.6%
217,098	Allergan PLC(b)(d)	67,843,125
838,620	Bristol-Myers Squibb Co.(b)	57,688,670
530,237	Eli Lilly & Co.(c)	44,677,770
1,262,824	Johnson & Johnson(c)	129,717,281
1,333,355	Merck & Co., Inc.(c)	70,427,811
2,887,040	Pfizer, Inc.(c)	93,193,651

		463,548,308

	Professional Services — 0.3%
81,727	Dun & Bradstreet Corp. (The)(b)	8,493,887
190,403	Verisk Analytics, Inc.(b)(d)	14,638,183

		23,132,070

	Real Estate Management & Development — 0.0%
7,667	RMR Group Inc. (The), Class A(b)(d)	110,481

	REITs – Apartments — 0.1%
133,939	UDR, Inc.(c)	5,032,088

	REITs – Diversified — 0.4%
59,491	Digital Realty Trust, Inc.(c)	4,498,710
1,043,920	Duke Realty Corp.(b)	21,943,198
304,696	Liberty Property Trust(b)	9,460,811

		35,902,719

	REITs – Health Care — 0.7%
199,003	Care Capital Properties, Inc.(b)	6,083,522
282,265	Healthcare Realty Trust, Inc.(b)	7,993,745
690,806	Senior Housing Properties Trust(b)	10,251,561
538,624	Ventas, Inc.(b)	30,394,552

		54,723,380

See accompanying notes to financial statements.

13  |

Portfolio of Investments – as of December 31, 2015

Gateway Fund – (continued)

Shares	Description	Value (†)
	REITs – Mortgage — 0.4%
691,356	American Capital Agency Corp.(b)	$11,988,113
1,924,604	Annaly Capital Management, Inc.(c)	18,052,786
296,730	Hatteras Financial Corp.(b)	3,901,999

		33,942,898

	REITs – Office Property — 0.1%
217,378	Mack-Cali Realty Corp.(b)	5,075,776

	REITs – Storage – 0.1%
60,360	Extra Space Storage, Inc.(c)	5,324,356

	Road & Rail — 0.6%
171,939	Avis Budget Group, Inc.(b)(d)	6,239,666
92,015	Canadian Pacific Railway Ltd.(b)	11,741,114
1,053,776	CSX Corp.(b)	27,345,487
362,307	Hertz Global Holdings, Inc.(b)(d)	5,155,629

		50,481,896

	Semiconductors & Semiconductor Equipment — 2.5%
235,522	Advanced Micro Devices, Inc.(b)(d)	675,948
267,673	Analog Devices, Inc.(b)	14,807,670
795,677	Applied Materials, Inc.(b)	14,855,290
2,188,701	Intel Corp.(c)	75,400,749
442,936	Linear Technology Corp.(c)	18,811,492
177,644	Microchip Technology, Inc.(b)	8,267,552
452,237	NVIDIA Corp.(b)	14,905,731
169,836	Skyworks Solutions, Inc.(b)	13,048,500
650,634	Texas Instruments, Inc.(c)	35,661,250
235,414	Xilinx, Inc.(b)	11,057,396

		207,491,578

	Software — 4.4%
514,131	Activision Blizzard, Inc.(b)	19,902,011
405,907	Adobe Systems, Inc.(b)(d)	38,130,904
136,393	ANSYS, Inc.(c)(d)	12,616,352
230,761	Autodesk, Inc.(b)(d)	14,060,268
3,735,070	Microsoft Corp.(c)	207,221,684
260,985	Nuance Communications, Inc.(b)(d)	5,190,992
1,547,882	Oracle Corp.(c)	56,544,129
532,001	Symantec Corp.(b)	11,172,021

		364,838,361

	Specialty Retail — 3.0%
239,159	American Eagle Outfitters, Inc.(b)	3,706,964
219,595	Foot Locker, Inc.(b)	14,293,439
213,861	Gap, Inc. (The)(b)	5,282,367
782,653	Home Depot, Inc. (The)(b)	103,505,859
196,492	L Brands, Inc.(b)	18,827,863
720,598	Lowe’s Cos., Inc.(b)	54,794,272
172,917	Tiffany & Co.(b)	13,191,838
470,359	TJX Cos., Inc. (The)(b)	33,353,157

		246,955,759

See accompanying notes to financial statements.

|  14

Portfolio of Investments – as of December 31, 2015

Gateway Fund – (continued)

Shares	Description	Value (†)
	Technology Hardware, Storage & Peripherals — 3.7%
2,623,740	Apple, Inc.(b)	$276,174,872
1,064,970	EMC Corp.(b)	27,348,430

		303,523,302

	Textiles, Apparel & Luxury Goods — 0.4%
319,937	Michael Kors Holdings Ltd.(b)(d)	12,816,676
252,161	Under Armour, Inc., Class A(b)(d)	20,326,698

		33,143,374

	Thrifts & Mortgage Finance — 0.1%
488,844	New York Community Bancorp, Inc.(b)	7,977,934

	Tobacco — 1.7%
1,009,250	Altria Group, Inc.(c)	58,748,443
639,661	Philip Morris International, Inc.(c)	56,232,599
508,415	Reynolds American, Inc.(b)	23,463,352
194,294	Vector Group Ltd.(b)	4,583,395

		143,027,789

	Trading Companies & Distributors — 0.1%
107,177	GATX Corp.(b)	4,560,381

	Wireless Telecommunication Services — 0.1%
60,504	SBA Communications Corp., Class A(b)(d)	6,357,155

	Total Common Stocks (Identified Cost $5,441,507,238)	8,072,179,649

Contracts
Purchased Options — 0.3%
	Index Options — 0.3%
6,024	On S&P 500® Index, Put expiring January 15, 2016 at 1800	481,920
5,247	On S&P 500® Index, Put expiring January 15, 2016 at 1825	524,700
5,951	On S&P 500® Index, Put expiring January 15, 2016 at 1900	1,517,505
4,068	On S&P 500® Index, Put expiring January 15, 2016 at 1925	1,505,160
5,330	On S&P 500® Index, Put expiring February 19, 2016 at 1800	3,731,000
6,609	On S&P 500® Index, Put expiring February 19, 2016 at 1875	8,327,340
5,921	On S&P 500® Index, Put expiring March 18, 2016 at 1850	11,782,790

	Total Purchased Options (Identified Cost $60,691,939)	27,870,415

Principal Amount
Short-Term Investments — 2.9%
$235,320,522	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2015 at 0.030% to be repurchased at $235,321,306 on 1/04/2016 collateralized by $242,150,000 U.S. Treasury Note, 1.750% due 2/28/2022 valued at $240,031,188 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $235,320,522)	235,320,522

	Total Investments — 100.9% (Identified Cost $5,737,519,699)(a)	8,335,370,586
	Other assets less liabilities — (0.9)%	(71,031,588)

	Net Assets — 100.0%	$8,264,338,998

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of December 31, 2015

Gateway Fund – (continued)

Contracts	Description	Value (†)
Written Options — (1.2%)
	Index Options — (1.2%)
4,419	On S&P 500® Index, Call expiring January 08, 2016 at 2050	$(6,672,690)
4,426	On S&P 500® Index, Call expiring January 15, 2016 at 2000	(24,276,610)
8,802	On S&P 500® Index, Call expiring January 15, 2016 at 2050	(18,352,170)
4,368	On S&P 500® Index, Call expiring January 15, 2016 at 2075	(4,105,920)
4,514	On S&P 500® Index, Call expiring January 15, 2016 at 2100	(1,444,480)
4,098	On S&P 500® Index, Call expiring January 22, 2016 at 2075	(5,491,320)
4,137	On S&P 500® Index, Call expiring February 19, 2016 at 2025	(22,898,295)
4,386	On S&P 500® Index, Call expiring February 19, 2016 at 2050	(17,478,210)

	Total Written Options (Premiums Received $198,677,852)	$(100,719,695)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2015, the net unrealized appreciation on investments based on a cost of $5,729,247,020 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$2,950,449,374
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(344,325,808)

	Net unrealized appreciation	$2,606,123,566

(b)	All of this security has been pledged as collateral for outstanding call options.
(c)	A portion of this security has been pledged as collateral for outstanding call options.
(d)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of December 31, 2015

Gateway Fund – (continued)

Industry Summary at December 31, 2015

Banks	6.1%
Pharmaceuticals	5.6
Internet Software & Services	5.1
Oil, Gas & Consumable Fuels	5.0
Software	4.4
Biotechnology	3.9
Technology Hardware, Storage & Peripherals	3.7
IT Services	3.5
Media	3.1
Specialty Retail	3.0
Insurance	2.8
Health Care Providers & Services	2.7
Industrial Conglomerates	2.5
Semiconductors & Semiconductor Equipment	2.5
Aerospace & Defense	2.4
Beverages	2.3
Diversified Telecommunication Services	2.1
Health Care Equipment & Supplies	2.1
Food & Staples Retailing	2.1
Diversified Financial Services	2.1
Internet & Catalog Retail	2.1
Chemicals	2.0
Other Investments, less than 2% each	26.9
Short-Term Investments	2.9

Total Investments	100.9
Other assets less liabilities (including open written options)	(0.9)

Net Assets	100.0%

See accompanying notes to financial statements.

17  |

Statement of Assets and Liabilities

December 31, 2015

ASSETS
Investments at cost	$5,737,519,699
Net unrealized appreciation	2,597,850,887

Investments at value	8,335,370,586
Cash	52,925
Receivable for Fund shares sold	36,350,068
Dividends and interest receivable	10,895,274
Tax reclaims receivable	400

TOTAL ASSETS	8,382,669,253

LIABILITIES
Options written, at value (premiums received $198,677,852) (Note 2)	100,719,695
Payable for Fund shares redeemed	12,288,546
Management fees payable (Note 6)	4,014,970
Deferred Trustees’ fees (Note 6)	451,091
Administrative fees payable (Note 6)	305,204
Payable to distributor (Note 6d)	60,563
Other accounts payable and accrued expenses	490,186

TOTAL LIABILITIES	118,330,255

NET ASSETS	$8,264,338,998

NET ASSETS CONSIST OF:
Paid-in capital	$7,086,908,747
Undistributed net investment income	7,806,629
Accumulated net realized loss on investments, options written and foreign currency transactions	(1,526,185,413)
Net unrealized appreciation on investments, options written and foreign currency translations	2,695,809,035

NET ASSETS	$8,264,338,998

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$1,864,117,759

Shares of beneficial interest	62,727,199

Net asset value and redemption price per share	$29.72

Offering price per share (100/94.25 of net asset value) (Note 1)	$31.53

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$387,234,710

Shares of beneficial interest	13,079,447

Net asset value and offering price per share	$29.61

Class Y shares:
Net assets	$6,012,986,529

Shares of beneficial interest	202,412,829

Net asset value, offering and redemption price per share	$29.71

See accompanying notes to financial statements.

|  18

Statement of Operations

For the Year Ended December 31, 2015

INVESTMENT INCOME
Dividends	$230,321,988 (a)
Interest	24,600
Less net foreign taxes withheld	(48,849)

230,297,739

Expenses
Management fees (Note 6)	50,839,542
Service and distribution fees (Note 6)	8,295,662
Administrative fees (Note 6)	3,449,821
Trustees’ fees and expenses (Note 6)	134,691
Transfer agent fees and expenses (Note 6)	5,737,956
Audit and tax services fees	50,251
Custodian fees and expenses	377,637
Legal fees	139,961
Registration fees	67,177
Shareholder reporting expenses	408,601
Miscellaneous expenses	154,484

Total expenses	69,655,783
Less waiver and/or expense reimbursement (Note 6)	(5,151,077)

Net expenses	64,504,706

Net investment income	165,793,033

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	209,561,067
Options written	210,395,572
Foreign currency transactions	(3,688)
Net change in unrealized appreciation (depreciation) on:
Investments	(479,797,413)
Options written	92,430,228
Foreign currency translations	(32)

Net realized and unrealized gain on investments, options written and foreign currency transactions	32,585,734

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$198,378,767

(a)	Includes a non-recurring dividend of $52,592,170 recognized as part of a merger transaction involving two of the Fund’s portfolio securities. The Fund’s cost basis in the new securities received in the merger was increased by this amount. There was no impact to the Fund’s net asset value.

See accompanying notes to financial statements.

19  |

Statement of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014
FROM OPERATIONS:
Net investment income	$165,793,033	$119,166,733
Net realized gain on investments, options written and foreign currency transactions	419,952,951	257,030,658
Net change in unrealized appreciation (depreciation) on investments, options written and foreign currency translations	(387,367,217)	(99,795,230)

Net increase in net assets resulting from operations	198,378,767	276,402,161

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(34,030,868)	(28,283,705)
Class C	(3,900,980)	(1,910,281)
Class Y	(121,203,310)	(86,158,870)

Total distributions	(159,135,158)	(116,352,856)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	80,398,347	(218,608,215)

Net increase (decrease) in net assets	119,641,956	(58,558,910)
NET ASSETS
Beginning of the year	8,144,697,042	8,203,255,952

End of the year	$8,264,338,998	$8,144,697,042

UNDISTRIBUTED NET INVESTMENT INCOME	$7,806,629	$6,386,818

See accompanying notes to financial statements.

|  20

Financial Highlights

For a share outstanding throughout each period.

	Class A
	Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net asset value, beginning of the period	$29.58		$29.00	$27.13	$26.40	$26.06

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.57	(b)	0.39	0.43	0.48	0.44
Net realized and unrealized gain (loss)	0.12		0.57	1.82	0.72	0.33

Total from Investment Operations	0.69		0.96	2.25	1.20	0.77

LESS DISTRIBUTIONS FROM:
Net investment income	(0.55)		(0.38)	(0.38)	(0.47)	(0.43)
Net realized capital gains	—		—	—	—	—

Total Distributions	(0.55)		(0.38)	(0.38)	(0.47)	(0.43)

Net asset value, end of the period	$29.72		$29.58	$29.00	$27.13	$26.40

Total return(c)(d)	2.34%		3.33%	8.39%	4.51%	2.99%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,864,118		$1,976,457	$2,351,788	$2,066,522	$2,208,167
Net expenses(e)	0.94%		0.94%	0.94%	0.94%	0.94%
Gross expenses	1.01%		1.02%	1.03%	1.03%	1.04%
Net investment income	1.91	%(b)	1.33%	1.51%	1.79%	1.67%
Portfolio turnover rate	10%		13%	10%	8%	3%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.37 and the ratio of net investment income to average net assets would have been 1.24%.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

21  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Class C
	Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net asset value, beginning of the period	$29.48		$28.90	$27.04	$26.32	$25.98

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.34	(b)	0.17	0.21	0.28	0.24
Net realized and unrealized gain (loss)	0.12		0.57	1.82	0.71	0.33

Total from Investment Operations	0.46		0.74	2.03	0.99	0.57

LESS DISTRIBUTIONS FROM:
Net investment income	(0.33)		(0.16)	(0.17)	(0.27)	(0.23)
Net realized capital gains	—		—	—	—	—

Total Distributions	(0.33)		(0.16)	(0.17)	(0.27)	(0.23)

Net asset value, end of the period	$29.61		$29.48	$28.90	$27.04	$26.32

Total return(c)(d)	1.54%		2.58%	7.58%	3.71%	2.21%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$387,235		$353,339	$331,465	$286,602	$258,509
Net expenses(e)	1.70%		1.70%	1.70%	1.70%	1.70%
Gross expenses	1.76%		1.77%	1.78%	1.78%	1.79%
Net investment income	1.15	%(b)	0.57%	0.75%	1.04%	0.91%
Portfolio turnover rate	10%		13%	10%	8%	3%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.15 and the ratio of net investment income to average net assets would have been 0.51%.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

|  22

Financial Highlights (continued)

For a share outstanding throughout each period.

	Class Y
	Year Ended December 31, 2015		Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net asset value, beginning of the period	$29.57		$28.99	$27.12	$26.39	$26.06

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.64	(b)	0.46	0.50	0.56	0.50
Net realized and unrealized gain (loss)	0.12		0.57	1.82	0.70	0.32

Total from Investment Operations	0.76		1.03	2.32	1.26	0.82

LESS DISTRIBUTIONS FROM:
Net investment income	(0.62)		(0.45)	(0.45)	(0.53)	(0.49)
Net realized capital gains	—		—	—	—	—

Total Distributions	(0.62)		(0.45)	(0.45)	(0.53)	(0.49)

Net asset value, end of the period	$29.71		$29.57	$28.99	$27.12	$26.39

Total return(c)	2.59%		3.58%	8.65%	4.76%	3.20%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$6,012,987		$5,814,900	$5,520,003	$4,654,553	$2,915,647
Net expenses(d)	0.70%		0.70%	0.70%	0.70%	0.70%
Gross expenses	0.76%		0.77%	0.78%	0.78%	0.79%
Net investment income	2.16	%(b)	1.57%	1.76%	2.08%	1.92%
Portfolio turnover rate	10%		13%	10%	8%	3%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.45 and the ratio of net investment income to average net assets would have been 1.51%.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

23  |

Notes to Financial Statements

December 31, 2015

1.  Organization.  Gateway Trust (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. Information presented in these financial statements pertains to Gateway Fund (the “Fund”).

The Fund is a diversified investment company.

The Fund offers Class A, Class C and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class C shares do not pay a front-end sales charge, pay higher ongoing Rule 12b-1 fees than Class A shares and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class Y shares are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Fund’s prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”). Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund’s financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Fund’s financial statements.

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Notes to Financial Statements (continued)

December 31, 2015

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Broker-dealer bid prices may be used to value debt and unlisted equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Option contracts on domestic indices are valued at the average of the closing bid and ask quotations as of the close of trading on the Chicago Board Options Exchange (“CBOE”).

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. Option contracts for which the average of the closing bid and ask quotations are not considered to reflect option contract values as of the close of the New York Stock Exchange (“NYSE”) are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. On the last business day of the month, the Fund will fair value S&P 500® Index options using the closing rotation values published by the CBOE. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the NYSE. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments,

25  |

Notes to Financial Statements (continued)

December 31, 2015

the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

As of December 31, 2015, purchased options were fair valued at $27,870,415, representing 0.3% of net assets, and written options were fair valued at $(100,719,695), representing (1.2%) of net assets, using the closing rotation values published by the CBOE.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statement of Operations.

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Notes to Financial Statements (continued)

December 31, 2015

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statement of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities.

The Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Option Contracts.  The Fund’s investment strategy makes use of exchange-traded options. Exchange-traded options are standardized contracts and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Fund are reduced. The Fund writes (sells) index call options and purchases index put options.

When the Fund writes an index call option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value until the option expires or the Fund enters into a closing purchase transaction. When an index call option expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on effecting a closing purchase transaction, including commission, is treated as a realized gain or, if the net premium received is less than the amount paid, as a realized loss. The Fund, as writer of an index call option, bears the risk of an unfavorable change in the market value of the index underlying the written option.

When the Fund purchases an index put option, it pays a premium and the index put option is subsequently marked-to-market to reflect current value until the option expires or the Fund enters into a closing sale transaction. Premiums paid for purchasing index put options which expire are treated as realized losses. When the Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing index put options is limited to the premium paid.

e.  Federal and Foreign Income Taxes.  The Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of the Fund’s tax positions for the open tax years as of December 31, 2015 and has concluded that no provisions for income tax are required. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the

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Notes to Financial Statements (continued)

December 31, 2015

amounts of any unrecognized tax benefits significantly increasing or decreasing for the Fund. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

The Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statement of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statement of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statement of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statement of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statement of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to the Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statement of Assets and Liabilities and are recorded as a realized gain when received.

f.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency gains and losses, deferred Trustees’ fees and return of capital and capital gain distributions received. Permanent book and tax basis differences relating to shareholder distributions, net investment income and net realized gains will result in reclassifications to capital accounts reported on the Statement of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, return of capital distributions received and option contract mark-to-market. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Fund’s fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

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Notes to Financial Statements (continued)

December 31, 2015

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended December 31, 2015 and 2014 were as follows:

2015 Distributions Paid From:			2014 Distributions Paid From:
Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
$159,135,158	$—	$159,135,158	$116,352,856	$—	$116,352,856

As of December 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$8,257,719
Undistributed long-term capital gains	—

Total undistributed earnings	8,257,719

Capital loss carryforward:
Short-term:
Expires
December 31, 2017	(1,005,056,628)
December 31, 2018	(393,591,402)
No expiration date	(70,673,429)

Total capital loss carryforward	(1,469,321,459)
Unrealized appreciation	2,638,945,081

Total accumulated earnings	$1,177,881,341

Capital loss carryforward utilized in the current year	$503,052,205

Capital losses may be utilized to offset future capital gains until expiration. The Regulated Investment Company Modernization Act of 2010 (the “Act”) allows capital loss carryforwards to be carried forward indefinitely. Rules in effect previously limited the carryforward period to eight years. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date may expire unused.

g.  Repurchase Agreements.  The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of

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Notes to Financial Statements (continued)

December 31, 2015

the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. As of December 31, 2015, the Fund had an investment in a repurchase agreement for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statement of Assets and Liabilities for financial reporting purposes.

h.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2015, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$8,072,179,649	$—	$—	$8,072,179,649
Purchased Options(a)	—	27,870,415	—	27,870,415
Short-Term Investments	—	235,320,522	—	235,320,522

Total	$8,072,179,649	$263,190,937	$—	$8,335,370,586

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Notes to Financial Statements (continued)

December 31, 2015

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Written Options(a)	$—	$(100,719,695)	$—	$(100,719,695)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2015, there were no transfers among Levels 1, 2 and 3.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Fund used during the period include written index call options and purchased index put options.

The Fund seeks to capture the majority of the returns associated with equity market investments, while exposing investors to less risk than other equity investments. To meet this investment goal, the Fund invests in a broadly diversified portfolio of common stocks, while also writing index call options and purchasing index put options. Writing index call options can reduce the Fund’s volatility, provide a steady cash flow and be an important source of the Fund’s return, although it also may reduce the Fund’s ability to profit from increases in the value of its equity portfolio. The Fund also buys index put options, which can protect the Fund from a significant market decline that may occur over a short period of time. The value of an index put option generally increases as the prices of stocks constituting the index decrease and decreases as those stocks increase in price. The combination of the diversified stock portfolio, the steady cash flow from writing of index call options and the downside protection from purchased index put options is intended to provide the Fund with the majority of the returns associated with equity market investments while exposing investors to less risk than other equity investments. During the year ended December 31, 2015, written index call options and purchased index put options were used in accordance with this objective.

The following is a summary of derivative instruments for the Fund as of December 31, 2015, as reflected within the Statement of Assets and Liabilities:

Assets	Investments at value[1]
Exchange-traded/cleared asset derivatives
Equity contracts	$27,870,415

Liabilities	Options written at value
Exchange-traded/cleared liability derivatives
Equity contracts	$(100,719,695)

[1]	Represents purchased options, at value.

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Notes to Financial Statements (continued)

December 31, 2015

Transactions in derivative instruments for the Fund during the year ended December 31, 2015, as reflected within the Statement of Operations were as follows:

Net Realized Gain (Loss) on:	Investments[2]	Options written
Equity contracts	$(124,609,061)	$210,395,572

Net Change in Unrealized Appreciation (Depreciation) on:	Investments[2]	Options written
Equity contracts	$(13,007,315)	$92,430,228

[2]	Represents realized loss and change in unrealized appreciation (depreciation), respectively, for purchased options during the period.

As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of option contract activity as a percentage of investments in common stocks, based on month-end notional amounts outstanding during the period, at absolute value, was as follows for the year ended December 31, 2015:

	Call Options Written*	Put Options Purchased*
Average Notional Amount Outstanding	99.08%	95.09%
Highest Notional Amount Outstanding	99.34%	99.34%
Lowest Notional Amount Outstanding	98.95%	71.61%
Notional Amount Outstanding as of December 31, 2015	99.13%	99.13%

*	Notional amounts outstanding are determined by multiplying option contracts by the contract multiplier by the price of the option’s underlying index, the S&P 500® Index.

Notional amounts outstanding at the end of the prior period are included in the averages above.

The following is a summary of the Fund’s written option activity:

	Number of Contracts	Premiums
Outstanding at December 31, 2014	38,900	$171,210,559
Options written	455,534	1,607,991,376
Options terminated in closing purchase transactions	(448,994)	(1,570,725,378)
Options expired	(6,290)	(9,798,705)

Outstanding at December 31, 2015	39,150	$198,677,852

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Notes to Financial Statements (continued)

December 31, 2015

5.  Purchases and Sales of Securities.  For the year ended December 31, 2015, purchases and sales of securities (excluding short-term investments and option contracts) were $878,388,081 and $803,185,667, respectively.

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Gateway Investment Advisers, LLC (“Gateway Advisers”) serves as investment adviser to the Fund. Gateway Advisers is a subsidiary of Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France. Under the terms of the management agreement, the Fund pays a management fee at an annual rate of 0.65% for the first $5 billion, 0.60% for the next $5 billion and 0.58% thereafter, calculated daily and payable monthly, based on the Fund’s average daily net assets.

Gateway Advisers has given a binding undertaking to the Fund to waive management fees and/or reimburse certain expenses to limit the Fund’s operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. This undertaking is in effect until April 30, 2016, may be terminated before then only with the consent of the Fund’s Board of Trustees, and is reevaluated on an annual basis. Management fees payable, as reflected on the Statement of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings.

For the year ended December 31, 2015, the expense limits as a percentage of average daily net assets under the expense limitation agreement were as follows:

Expense Limit as a Percentage of Average Daily Net Assets
Class A	Class C	Class Y
0.94%	1.70%	0.70%

Gateway Advisers shall be permitted to recover expenses it has borne under the expense limitation agreement (whether through waiver of its management fee or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended December 31, 2015, the management fees and waiver of management fees for the Fund were as follows:

Gross Management Fees	Waiver of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
			Gross	Net
$50,839,542	$4,963,474	$45,876,068	0.63%	0.57%

[1]	Management fee waiver is subject to possible recovery until December 31, 2016.

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Notes to Financial Statements (continued)

December 31, 2015

For the year ended December 31, 2015, Class A expenses have been reimbursed in the amount of $187,603. This expense reimbursement is subject to possible recovery until December 31, 2016.

No expenses were recovered during the year ended December 31, 2015 under the terms of the expense limitation agreement.

b.  Service and Distribution Fees.  NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Fund.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund’s Class A shares (the “Class A Plan”) and a Distribution and Service Plan relating to the Fund’s Class C shares (the “Class C Plan”).

Under the Class A Plan, the Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by NGAM Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plan, the Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by NGAM Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plan, the Fund pays NGAM Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Class C shares.

For the year ended December 31, 2015, the service and distribution fees for the Fund were as follows:

Service Fees		Distribution Fees
Class A	Class C	Class C
$4,690,081	$901,395	$2,704,186

c.  Administrative Fees.  NGAM Advisors provides certain administrative services for the Fund and contracts with State Street Bank and Trust Company (“State Street Bank”) to serve as sub-administrator. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts and NGAM Advisors, the Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts and Loomis Sayles

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Notes to Financial Statements (continued)

December 31, 2015

Funds Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts and Loomis Sayles Funds Trusts of $10 million, which is reevaluated on an annual basis.

For the year ended December 31, 2015, the administrative fees for the Fund were $3,449,821.

d.  Sub-Transfer Agent Fees.  NGAM Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Fund and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Fund. These services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Fund’s transfer agent. Accordingly, the Fund has agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Fund’s Board, which is based on fees for similar services paid to the Fund’s transfer agent and other service providers.

For the year ended December 31, 2015, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statement of Operations) for the Fund were $4,611,738.

As of December 31, 2015, the Fund owes NGAM Distribution $60,563 in reimbursements for sub-transfer agent fees (which are reflected in the Statement of Assets and Liabilities as payable to distributor).

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by NGAM Distribution during the year ended December 31, 2015 amounted to $167,708.

f.  Trustees Fees and Expenses.  The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $300,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $130,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit

35  |

Notes to Financial Statements (continued)

December 31, 2015

Committee each receive an additional retainer fee at the annual rate of $17,500. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $5,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Effective January 1, 2016, the Chairperson of the Board will receive a retainer fee at the annual rate of $325,000 and each Independent Trustee (other than the Chairperson) will receive, in the aggregate, a retainer fee at the annual rate of $155,000. The chairperson of the Governance Committee will receive an additional retainer fee at the annual rate of $10,000. All other Trustee fees will remain unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts and Loomis Sayles Funds Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts, and are normally reflected as Trustees’ fees and expenses in the Statement of Operations. The portions of the accrued obligations allocated to the Fund under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

7.  Line of Credit.  Effective April 16, 2015, the Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, participates in a $150,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to the full $150,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate do not exceed the $150,000,000 limit at any time). Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended December 31, 2015, the Fund had no borrowings under this agreement.

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Notes to Financial Statements (continued)

December 31, 2015

Prior to April 16, 2015, the committed unsecured line of credit was $200,000,000 with an individual limit of $125,000,000 for each Fund that participated in the line of credit. In addition, the commitment fee was 0.10% per annum, payable at the end of each calendar quarter.

8.  Broker Commission Recapture.  The Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Fund under such agreements and are included in realized gains in the Statement of Operations.

For the year ended December 31, 2015, the Fund had no amounts rebated under these agreements.

9.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Fund. As of December 31, 2015, based on management’s evaluation of the shareholder account base, the Fund had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Non-Affiliated Account Holders	Percentage of Non-Affiliated Ownership
Gateway Fund	2	21.77%

Omnibus shareholder accounts for which NGAM Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Fund does not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

10.  Capital Shares.  The Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	17,271,312	$514,256,789	19,526,816	$570,258,621
Issued in connection with the reinvestment of distributions	1,036,346	30,800,314	877,005	25,694,338
Redeemed	(22,393,060)	(667,070,045)	(34,699,272)	(1,017,930,563)

Net change	(4,085,402)	$(122,012,942)	(14,295,451)	$(421,977,604)

37  |

Notes to Financial Statements (continued)

December 31, 2015

10.  Capital Shares (continued).

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class C
Issued from the sale of shares	3,110,967	$92,271,622	2,529,459	$73,611,116
Issued in connection with the reinvestment of distributions	99,793	2,968,203	48,694	1,419,075
Redeemed	(2,118,858)	(62,895,497)	(2,060,975)	(59,998,261)

Net change	1,091,902	$32,344,328	517,178	$15,031,930

Class Y
Issued from the sale of shares	66,871,753	$1,991,168,273	69,449,619	$2,032,455,522
Issued in connection with the reinvestment of distributions	2,623,863	77,852,732	1,743,714	51,146,687
Redeemed	(63,717,476)	(1,898,954,044)	(64,987,476)	(1,895,264,750)

Net change	5,778,140	$170,066,961	6,205,857	$188,337,459

Increase (decrease) from capital share transactions	2,784,640	$80,398,347	(7,572,416)	$(218,608,215)

11.  Potential Loss Contingency.  The Fund has been named as a defendant, along with other financial institutions and individuals, in an action brought by a trustee of a trust created under a bankruptcy plan seeking to recover as intentional and constructive fraudulent transfers amounts the Fund, and others, received in connection with a merger involving a company formerly held in the Fund’s portfolio of investments. The Fund received $9,525,600 in connection with the merger. On November 18, 2015, the Bankruptcy Court granted the Fund’s (and other defendants’) motion to dismiss the Plaintiff’s intentional fraudulent transfer claim, dismissing such claim with prejudice. The Bankruptcy Court denied the motion to dismiss Plaintiff’s constructive fraudulent transfer claim. That claim remains pending. The Fund also is potentially an unnamed member of a putative defendant class in a separate action brought by a different trustee appointed under the same bankruptcy plan seeking to recover the same alleged fraudulent transfers as an intentional fraudulent transfer. On November 18, 2015, the Bankruptcy Court granted the Fund’s (and other defendants’) motion to dismiss the Plaintiff’s intentional fraudulent transfer claim, dismissing this separate action with prejudice. The Plaintiff has appealed the Court’s ruling to the District Court and that appeal is pending. The Plaintiff in that separate action had previously moved to certify a defendant class, but the Court denied that motion without prejudice. It is reasonably possible that an outcome unfavorable to the Fund could result from either or both of these cases; however, a reasonable estimate of the amount of potential loss to the Fund cannot be made at this time.

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Report of Independent Registered Public Accounting Firm

To the Trustees of Gateway Trust and Shareholders of Gateway Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Gateway Fund, a series of Gateway Trust (the “Fund”), at December 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 23, 2016

39  |

2015 U.S. Tax Distribution Information to Shareholders (Unaudited)

Qualified Dividend Income.  For the fiscal year ended December 31, 2015, 100% of the ordinary income dividends paid by the Gateway Fund are considered qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. Complete information will be reported in conjunction with Form 1099-DIV.

Corporate Dividends Received Deduction.  For the fiscal year ended December 31, 2015, 100% of dividends distributed by the Gateway Fund qualify for the dividends received deduction for corporate shareholders.

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Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Gateway Trust (the “Trust”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Fund’s Statement of Additional Information includes additional information about the trustees of the Trust and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Trustee since 2008 Chairperson of the Audit Committee and Governance Committee Member	Retired	42 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Audit Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	42 Formerly, Director, BJ’s Wholesale Club (retail)	Experience on the Board and significant experience on the boards of other business organizations (including at a retail company and a bank); executive experience (including at a retail company)

41  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Richard A. Goglia (1951)	Trustee since 2015 Audit Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	42 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Contract Review Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	42 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

|  42

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee since 2012 Contract Review Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	42 None	Experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee since 2007 Ex Officio member of the Audit Committee, the Contract Review Committee and the Governance Committee	President, Strategic Advisory Services (management consulting)	42 Formerly, Director, AES Corporation (international power company); formerly, Director, Verizon Communications (telecommunications company)	Significant experience on the Board and on the boards of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

43  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Erik R. Sirri (1958)	Trustee since 2009 Audit Committee Member	Professor of Finance at Babson College	42 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Chairperson of the Contract Review Committee and Governance Committee Member	Retired	42 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee since 2007 Chairperson of the Governance Committee and Contract Review Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	42 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015	President, Chief Executive Officer and Director; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	42 None	Continuing service as President, Chief Executive Officer and Director of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 President and Chief Executive Officer since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.	42 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

John T. Hailer[5] (1960)	Trustee since 2007	President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.	42 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Ms. Moose was appointed to serve an additional three-year term as the Chairperson of the Board on December 13, 2013.

[2]

The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”) (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[5]

Mr. Hailer is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

45  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

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ANNUAL REPORT

December 31, 2015

Gateway Equity Call Premium Fund

Loomis Sayles Strategic Alpha Fund

Portfolio Review page 1

Portfolio of Investments page 12

Financial Statements page 45

Notes to Financial Statements page 55

GATEWAY EQUITY CALL PREMIUM FUND

Managers	Symbols
Daniel M. Ashcraft, CFA®	Class A GCPAX
Michael T. Buckius, CFA®	Class C GCPCX
Kenneth H. Toft, CFA®	Class Y GCPYX
Gateway Investment Advisers, LLC

Objective

The Fund seeks total return with less risk than U.S. equity markets.

Market Conditions

2015 was a year dominated by monetary policy concerns. After more than a year of managing the market’s expectations on the timing, the Federal Reserve (the Fed) delivered an on time “liftoff”, ending its zero-interest-rate policy at its final meeting of the year. As the Fed monitored economic data that it believed supported a slow transition to a new policy stance, other events were in play: Greece’s bailout was restructured for the third time, other major central banks of the world expanded and extended their monetary easing programs, and the value of the U.S. dollar relative to other major currencies rose to levels not seen in more than 10 years. Fundamentally, domestic equity market conditions were mixed. Quarter to quarter, a large percentage of companies beat earnings estimates — yet fourth quarter earnings estimates indicate that aggregate earnings for the S&P 500® Index will likely show the first year-over-year decline since 2008. Overall, these factors led to an increase in uncertainty that was evidenced by increased market volatility as the year ended.

Implied volatility, as measured by the Chicago Board Options Exchange Volatility Index (the VIX), averaged 16.67 for the year and realized volatility for the S&P 500® Index was 15.74% (as measured by its annualized standard deviation of daily returns). Both measures were the highest since 2011. Until mid-August the volatility environment in 2015 was very similar to the conditions that had existed since mid-2012, with the VIX rarely above 20 and most often below 15. As concerns about China intensified and the S&P 500® Index neared its low-point for the year, on August 24th the VIX spiked and reached an intra-day high for the year of 53.29, its highest point since January 2009. From late August to year-end, the VIX spent nearly half of its trading sessions above 20 and never fell below 14.

Performance Results

For the 12 months ended December 31, 2015, Class A shares of Gateway Equity Call Premium Fund returned 3.90% at net asset value. The Fund underperformed its benchmark, the CBOE S&P 500 BuyWrite Index (BXMSM), which returned 5.24%.

Explanation of Fund Performance

The Fund seeks to generate returns by writing at- and near-the-money index call options against the full value of its underlying equity portfolio. The steady cash flow from call option writing is intended to be an important source of the Fund’s return, although it reduces the Fund’s ability to profit from increases in the value of its equity portfolio. The

1  |

index call options written by the Fund often have similar characteristics to the index call option present in the BXM at any given time. However, unlike the BXM, the Fund employs an active strategy that gives its management team discretion to diversify expiration dates and strike prices across a portfolio of index call options, and to opportunistically pursue attractive call premiums while maintaining a relatively consistent risk profile.

Though collecting premiums from writing index call options will allow the Fund to generate a return when the S&P 500® Index advances, call option positions that expire or are closed out when the Index is well above the option’s strike price may generate realized losses. Index call options contributed positively to the Fund’s return over the course of the year, though they did generate realized losses in February, July and October when the market advanced sharply. As the market plummeted in mid-August, the management team focused on index call option decisions that would add significant cash flow potential and maintain diversification of expiration dates while not deviating significantly from the Fund’s typical risk profile.

The Fund outperformed its BXM benchmark in the first quarter, underperformed in the second and third quarter and matched the return of the benchmark in the fourth quarter. Most of the underperformance for the year came in July when the equity market advanced and the BXM had a return of 2.80% versus 1.86% for the Fund. The BXM’s July index call option had a higher strike price than the weighted-average strike price of the Fund’s index call option portfolio, giving the BXM more exposure to the market’s advance than the Fund. The Fund declined 9.00% from the market peak on July 20th to its bottom on August 25th. The index option management decisions during this period contributed to the Fund’s outperformance of 57 basis points relative to the BXM over the same period.

The Fund’s equity portfolio returned 0.64% for the year, a performance differential of negative 74 basis points versus the S&P 500® Index, which was consistent with expectations and objectives for the Fund. Index call options contributed 4.08% to the overall return for the year. Consistent with its objective, the measured risk of the Fund was lower than that of the benchmark, as its standard deviation for 2015 was 9.89% versus 11.93% for the BXM.

Outlook

2015 was a challenging year for investors with many major equity indexes generating low to negative returns. Moreover, diversification was limited as investment grade bonds failed to deliver attractive returns while riskier assets slipped. High yield bond indexes had negative returns and key commodity classes like energy and precious metals had large losses.

Looking forward, there appears to be good reason for investors to temper their optimism. Volatility is on the rise in equity markets and the bull market in domestic equities is getting long in the tooth. The current bull market is already a year longer than the average in the post-World War II era, though the longest bull market (starting in 1987) extended more than five years longer than this one.

The Barclays U.S. Aggregate Bond Index returned just 0.55% in 2015 and generated a trailing three-year annualized return of 1.44%. As the Fed recently initiated its plan to

|  2

GATEWAY EQUITY CALL PREMIUM FUND

tighten monetary policy by increasing short-term interest rates, the environment for investment grade bonds seems likely to be challenging for some time. With the Fed tightening monetary policy while other key central banks remain accommodative, U.S. dollar strength could be a headwind for the returns of non-U.S. dollar denominated assets and a possible impediment to a recovery in commodity prices as well.

Gateway’s investment philosophy maintains that the U.S. equity market is the most reliable source of attractive long-term returns, despite its high volatility and tendency to periodically deliver significant losses over shorter periods of time. Our investment philosophy also holds that consistency is the key to long-term investment success and that generating cashflow, rather than seeking to forecast the rise and fall of the market, can be a lower-risk means to participate in equity markets. By staying true to this philosophy and continuing to manage the Fund consistently with the firm’s historical approach, we strive to assist the Fund’s shareholders in managing risk while pursuing long-term return in this challenging and uncertain environment.

Growth of $10,000 Investment in Class A Shares4

September 30, 2014 (inception) through December 31, 2015

3  |

Average Annual Total Returns — December 31, 20154

	1 Year	Life of Fund

Class A (Inception 9/30/14)
NAV	3.90%	3.10%
With 5.75% Maximum Sales Charge	-2.09	-1.66

Class C (Inception 9/30/14)
NAV	3.07	2.35
With CDSC[1]	2.07	2.35

Class Y (Inception 9/30/14)
NAV	4.03	3.32

Comparative Performance
CBOE S&P 500 BuyWrite Index (BXMSM)[2]	5.24	3.48
S&P 500® Index[3]	1.38	5.07

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses. It is not possible to invest directly in an index.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

The CBOE S&P 500 BuyWrite Index (BXMSM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500® Index. The BXM is a passive total return index based on (1) buying an S&P 500 stock index portfolio, and (2) “writing” (or selling) the near-term S&P 500 Index (SPXSM) “covered” call option, generally on the third Friday of each month. The SPX call written will have about one month remaining to expiration, with an exercise price just above the prevailing index level (i.e., slightly out of the money). The SPX call is held until expiration and cash settled, at which time a new one-month, near-the-money call is written.

3

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

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LOOMIS SAYLES STRATEGIC ALPHA FUND

Managers	Symbols
Matthew J. Eagan, CFA®	Class A LABAX
Kevin P. Kearns	Class C LABCX
Todd P. Vandam, CFA®	Class Y LASYX
Loomis, Sayles & Company, L.P.

Objective

The Fund seeks to provide an attractive absolute total return, complemented by prudent investment management designed to manage risks and protect investor capital. The secondary goal of the Fund is to achieve these returns with relatively low volatility.

Market Conditions

Falling commodity prices and a strengthening U.S. dollar characterized the reporting period. Commodity prices declined significantly, with oil falling approximately 40%. The U.S. dollar generally advanced versus most currencies due to global divergence of economic growth and central bank policy. Most emerging market currencies declined versus their developed market counterparts, and commodity exporters were hit the hardest. Meanwhile, U.S. high yield corporates struggled as falling crude oil and commodity prices hampered the energy and materials sectors.

In the second half of the period, the world’s two largest economies — the United States and China — dominated the landscape. Contrary to investor expectations, the U.S. Federal Reserve (the Fed) opted to delay a rate hike in September due to global economic and market turbulence triggered by China’s economic slowdown. The market interpreted the Fed’s decision as confirmation of global growth risks, which further strained commodities, emerging markets and other risk assets. In December, the Fed responded to stronger U.S. economic conditions and hiked rates for the first time in nearly 10 years.

Performance Results

For the 12 months ended December 31, 2015, Class A Shares of the Loomis Sayles Strategic Alpha Fund returned -1.68% at net asset value. The Fund underperformed its benchmark, the 3-month London Interbank Offered Rate (LIBOR), which returned 0.23%. The Fund follows an absolute return strategy and is not managed to an index.

Explanation of Fund Performance

The Fund’s weak performance was mostly due to positions in high yield corporate bonds and convertibles. Global credit, emerging markets and the cost of some risk management tools also weighed on absolute return. Gains from our securitized, currency, bank loan and investment grade positions were not enough to offset the losses. Overall, the Fund’s higher-quality securities outperformed lower-quality positions.

The Fund’s exposure to convertibles weighed on performance, given the ongoing volatility in global equity markets. Global growth concerns and continued weakness in commodity

5  |

prices sparked the volatility. Holdings in the energy, basic materials and technology industries were the main detractors. High yield corporate bonds also detracted from performance, as spreads (the difference in yield between Treasury and non-Treasury securities of similar maturity) widened, causing U.S. and European bond returns to decline. Following a solid first-half of the year, performance began to unravel mid-year, tracking the increase in volatility and global growth fears. Declining corporate profitability and uncertainty about the path of Fed rate hikes created additional headwinds. Selected holdings in energy and basic materials were the main detractors. Heightened third-quarter volatility also caused positions in global credit and emerging markets to decline.

To a lesser extent, the Fund’s risk management tools, including the use of credit default swaps on indexes and options, weighed on performance. Specifically, volatility temporarily declined at the beginning of the fourth quarter and caused our short emerging market exposure to detract.

The Fund’s securitized holdings, particularly non-agency residential mortgage-backed securities (RMBS) and asset-backed securities (ABS), generated positive returns. Home price gains, which were significantly stronger in 2015 than in recent years, and the yield advantages these securities attained in the past couple of years aided return. In addition, the Fund’s currency positioning contributed to performance, as the U.S. dollar continued to strengthen amid monetary policy divergence between the U.S. and Europe and Japan. Persistent weakness in oil and other commodity prices also pressured the currencies of commodity exporters. As a result, some of the Fund’s short currency positions, namely in the euro, South African rand and Brazilian real, aided performance. Meanwhile, the Fund’s highly diversified group of bank loans contributed to return. The floating-rate nature of bank loans and their senior position in the capital structure appealed to investors. Selected holdings in the consumer cyclical, capital goods and communication industries drove performance.

Outlook

We believe the Fed will remain data dependent, watching for a pick up in inflation before hiking rates again. We do not believe rates will rise materially during the year given weaker global growth expectations.

The United States has moved closer to the later stages of the credit cycle, a cyclical pattern that follows credit availability and corporate health, with high yield revenue growth weakening and corporate health showing early signs of deterioration. The world is adjusting to a slower, less commodity-intensive China and tightening U.S. monetary policy. The adjustment also includes a new regime of slowing global growth, slowing credit growth across emerging markets, and a stronger U.S. dollar. Emerging market debt fundamentals have been deteriorating due to lower growth expectations and weakening fiscal situations in individual countries. External balances are mixed as a country’s fate is determined by its status as a commodity importer or exporter. Meanwhile, European corporate fundamentals remain decent as revenues and earnings are poised to improve slightly on the back of recovering economies.

|  6

LOOMIS SAYLES STRATEGIC ALPHA FUND

Growth of $10,000 Investment in Class A Shares4

December 15, 2010 (inception) through December 31, 2015

7  |

Average Annual Total Returns — December 31, 20154

	1 Year	5 Years	Life of Fund

Class A (Inception 12/15/10)
NAV	-1.68%	1.82%	1.89%
With 4.25% Maximum Sales Charge	-5.84	0.93	1.02

Class C (Inception 12/15/10)
NAV	-2.44	1.05	1.11
With CDSC[1]	-3.38	1.05	1.11

Class Y (Inception 12/15/10)
NAV	-1.43	2.06	2.13

Comparative Performance
3-Month LIBOR[2]	0.23	0.31	0.31
3-Month LIBOR + 300 basis points[3]	3.28	3.36	3.36

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. Unlike a fund, an index is not managed and does not reflect fees and expenses. It is not possible to invest directly in an index.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	3-Month LIBOR, or the London Interbank Offered Rate, represents the average rate at which a leading bank, for a given currency (in this case U.S. dollars), can obtain unsecured funding, and is representative of short-term interest rates.

3	3-Month LIBOR +300 basis points is created by adding 3.00% to the annual return of 3-Month LIBOR. The calculation is performed on a monthly basis and is subject to the effects of compounding.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

|  8

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived form third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information, disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of Natixis Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on Natixis Funds’ website at ngam.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how Natixis Funds voted proxies relating to portfolio securities during the 12-months ended June 30, 2015 is available on Natixis Fund’s website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

Natixis Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

9  |

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different types of costs: transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Fund’s prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Fund and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2015 through December 31, 2015. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown for your Class.

The second line for the table of each class provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each Fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

GATEWAY EQUITY CALL PREMIUM FUND	BEGINNING ACCOUNT VALUE 7/1/2015	ENDING ACCOUNT VALUE 12/31/2015	EXPENSES PAID DURING PERIOD* 7/1/2015 – 12/31/2015
Class A
Actual	$1,000.00	$1,002.70	$6.06
Hypothetical (5% return before expenses)	$1,000.00	$1,019.16	$6.11
Class C
Actual	$1,000.00	$997.70	$9.82
Hypothetical (5% return before expenses)	$1,000.00	$1,015.38	$9.91
Class Y
Actual	$1,000.00	$1,003.00	$4.80
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	$4.84

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.20%, 1.95% and 0.95% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year (184), divided by 365 (to reflect the half-year period).

|  10

LOOMIS SAYLES STRATEGIC ALPHA FUND	BEGINNING ACCOUNT VALUE 7/1/2015	ENDING ACCOUNT VALUE 12/31/2015	EXPENSES PAID DURING PERIOD* 7/1/2015 – 12/31/2015
Class A
Actual	$1,000.00	$970.20	$5.41
Hypothetical (5% return before expenses)	$1,000.00	$1,019.71	$5.55
Class C
Actual	$1,000.00	$967.30	$9.12
Hypothetical (5% return before expenses)	$1,000.00	$1,015.93	$9.35
Class Y
Actual	$1,000.00	$971.50	$4.17
Hypothetical (5% return before expenses)	$1,000.00	$1,020.97	$4.28

*	Expenses are equal to the Fund’s annualized expense ratio: 1.09%, 1.84% and 0.84% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), divided by 365 (to reflect the half-year period).

11  |

Portfolio of Investments – as of December 31, 2015

Gateway Equity Call Premium Fund

Shares	Description	Value (†)
Common Stocks — 95.9% of Net Assets
	Aerospace & Defense — 2.8%
2,344	Boeing Co. (The)(b)	$338,919
839	General Dynamics Corp.(b)	115,245
3,488	Honeywell International, Inc.(b)	361,252
468	Huntington Ingalls Industries, Inc.(b)	59,366
1,081	KLX, Inc.(c)(d)	33,284
766	Lockheed Martin Corp.(b)	166,337
536	Precision Castparts Corp.(b)	124,357
3,158	United Technologies Corp.(b)	303,389

		1,502,149

	Air Freight & Logistics — 0.9%
1,070	FedEx Corp.(b)	159,419
3,485	United Parcel Service, Inc., Class B(b)	335,362

		494,781

	Airlines — 0.6%
3,846	Delta Air Lines, Inc.(b)	194,954
1,466	JetBlue Airways Corp.(b)(c)	33,205
1,729	United Continental Holdings, Inc.(b)(c)	99,071

		327,230

	Auto Components — 0.5%
3,995	Johnson Controls, Inc.(b)	157,763
833	Lear Corp.(b)	102,317

		260,080

	Automobiles — 0.4%
5,572	General Motors Co.(b)	189,504
146	Tesla Motors, Inc.(c)	35,041

		224,545

	Banks — 5.9%
32,756	Bank of America Corp.(b)	551,283
8,985	Citigroup, Inc.(b)	464,974
3,958	Comerica, Inc.(b)	165,563
1,712	East West Bancorp, Inc.(b)	71,151
4,018	Fifth Third Bancorp(b)	80,762
888	First Republic Bank(b)	58,661
12,632	Huntington Bancshares, Inc.(b)	139,710
11,014	JPMorgan Chase & Co.(b)	727,254
348	Signature Bank(b)(c)	53,373
1,946	SunTrust Banks, Inc.(d)	83,367
602	SVB Financial Group(b)(c)	71,578
13,795	Wells Fargo & Co.(b)	749,896

		3,217,572

	Beverages — 2.0%
11,984	Coca-Cola Co. (The)(b)	514,833
5,873	PepsiCo, Inc.(b)	586,830

		1,101,663

See accompanying notes to financial statements.

|  12

Portfolio of Investments – as of December 31, 2015

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Biotechnology — 3.8%
4,709	AbbVie, Inc.(b)	$278,961
713	Alexion Pharmaceuticals, Inc.(b)(c)	136,005
602	Alkermes PLC(b)(c)	47,787
676	Alnylam Pharmaceuticals, Inc.(b)(c)	63,639
2,818	Amgen, Inc.(b)	457,446
715	Biogen, Inc.(b)(c)	219,040
303	BioMarin Pharmaceutical, Inc.(c)	31,742
2,402	Celgene Corp.(c)(d)	287,663
4,499	Gilead Sciences, Inc.(b)	455,254
299	Incyte Corp.(c)(d)	32,427
253	United Therapeutics Corp.(b)(c)	39,622

		2,049,586

	Building Products — 0.3%
832	A.O. Smith Corp.(b)	63,740
1,437	Fortune Brands Home & Security, Inc.(b)	79,753

		143,493

	Capital Markets — 2.2%
5,777	Bank of New York Mellon Corp. (The)(b)	238,128
727	BlackRock, Inc.(b)	247,558
1,543	Goldman Sachs Group, Inc. (The)(b)	278,095
9,254	Morgan Stanley(b)	294,370
1,905	Raymond James Financial, Inc.(b)	110,433
906	SEI Investments Co.(b)	47,474

		1,216,058

	Chemicals — 2.1%
110	Agrium, Inc.	9,827
1,129	Air Products & Chemicals, Inc.(b)	146,894
1,303	Albemarle Corp.(b)	72,981
454	Ashland, Inc.(b)	46,626
1,035	Celanese Corp., Series A(b)	69,687
6,005	Huntsman Corp.(b)	68,277
522	International Flavors & Fragrances, Inc.(d)	62,452
1,852	Monsanto Co.(b)	182,459
2,039	PPG Industries, Inc.(b)	201,494
1,970	Praxair, Inc.(b)	201,728
1,175	Valspar Corp. (The)(b)	97,466

		1,159,891

	Commercial Services & Supplies — 0.2%
2,223	Waste Management, Inc.(b)	118,642

	Communications Equipment — 1.6%
16,929	Cisco Systems, Inc.(b)	459,707
162	Palo Alto Networks, Inc.(b)(c)	28,535
7,635	QUALCOMM, Inc.(b)	381,635

		869,877

See accompanying notes to financial statements.

13  |

Portfolio of Investments – as of December 31, 2015

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Construction & Engineering — 0.1%
1,230	Chicago Bridge & Iron Co.(d)	$47,958

	Consumer Finance — 1.0%
3,272	American Express Co.(b)	227,568
2,082	Capital One Financial Corp.(b)	150,279
2,317	Discover Financial Services(b)	124,237
2,175	Synchrony Financial(b)(c)	66,142

		568,226

	Containers & Packaging — 0.5%
1,600	Crown Holdings, Inc.(b)(c)	81,120
3,105	International Paper Co.(b)	117,059
963	Packaging Corp. of America(d)	60,717

		258,896

	Diversified Financial Services — 1.3%
4,971	Berkshire Hathaway, Inc., Class B(b)(c)	656,371
661	MSCI, Inc.(b)	47,678

		704,049

	Diversified Telecommunication Services — 2.3%
18,660	AT&T, Inc.(d)	642,090
13,121	Verizon Communications, Inc.(b)	606,453

		1,248,543

	Electric Utilities — 1.7%
5,154	American Electric Power Co., Inc.(b)	300,324
1,876	Pepco Holdings, Inc.(b)	48,795
6,388	PPL Corp.(b)	218,022
3,760	Southern Co. (The)(b)	175,930
4,347	Westar Energy, Inc.(b)	184,356

		927,427

	Electrical Equipment — 0.6%
299	Acuity Brands, Inc.(b)	69,906
3,147	Emerson Electric Co.(d)	150,521
1,951	Sensata Technologies Holding NV(b)(c)	89,863

		310,290

	Electronic Equipment, Instruments & Components — 0.5%
1,595	Arrow Electronics, Inc.(b)(c)	86,417
2,947	Avnet, Inc.(b)	126,250
3,429	Flextronics International Ltd.(b)(c)	38,439

		251,106

	Energy Equipment & Services — 0.9%
2,857	National Oilwell Varco, Inc.(b)	95,681
1,541	Oceaneering International, Inc.(b)	57,818
4,759	Schlumberger Ltd.(b)	331,940

		485,439

See accompanying notes to financial statements.

|  14

Portfolio of Investments – as of December 31, 2015

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Food & Staples Retailing — 2.3%
1,364	Costco Wholesale Corp.(b)	$220,286
3,995	CVS Health Corp.(b)	390,591
2,067	Sysco Corp.(b)	84,747
4,659	Wal-Mart Stores, Inc.(b)	285,597
2,862	Walgreens Boots Alliance, Inc.(b)	243,713

		1,224,934

	Food Products — 1.7%
3,472	General Mills, Inc.(b)	200,195
859	Hain Celestial Group, Inc. (The)(b)(c)	34,695
387	Ingredion, Inc.(b)	37,090
2,622	Kellogg Co.(b)	189,492
2,522	Kraft Heinz Co. (The)(d)	183,501
5,934	Mondelez International, Inc., Class A(b)	266,081

		911,054

	Gas Utilities — 0.2%
1,374	Atmos Energy Corp.(b)	86,617
1,194	UGI Corp.(b)	40,309

		126,926

	Health Care Equipment & Supplies — 1.8%
6,618	Abbott Laboratories(b)	297,214
362	Cooper Cos., Inc. (The)(b)	48,580
1,650	Hologic, Inc.(b)(c)	63,839
692	IDEXX Laboratories, Inc.(b)(c)	50,461
3,654	Medtronic PLC(b)	281,066
1,216	ResMed, Inc.(b)	65,287
769	Sirona Dental Systems, Inc.(b)(c)	84,259
516	Teleflex, Inc.(b)	67,828

		958,534

	Health Care Providers & Services — 2.7%
1,727	Anthem, Inc.(b)	240,813
1,901	Community Health Systems, Inc.(c)(d)	50,433
3,178	Express Scripts Holding Co.(b)(c)	277,789
1,084	Health Net, Inc.(b)(c)	74,211
1,147	McKesson Corp.(b)	226,223
779	MEDNAX, Inc.(b)(c)	55,823
4,405	UnitedHealth Group, Inc.(b)	518,204

		1,443,496

	Hotels, Restaurants & Leisure — 2.0%
271	Domino’s Pizza, Inc.(b)	30,149
3,715	Hilton Worldwide Holdings, Inc.(b)	79,501
1,127	Las Vegas Sands Corp.(b)	49,408
2,902	McDonald’s Corp.(b)	342,842
3,508	MGM Resorts International(c)(d)	79,702
850	Norwegian Cruise Line Holdings Ltd.(b)(c)	49,810
4,551	Starbucks Corp.(d)	273,196

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of December 31, 2015

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Hotels, Restaurants & Leisure — continued
2,183	Yum! Brands, Inc.(b)	$159,468

		1,064,076

	Household Durables — 0.4%
1,664	Jarden Corp.(b)(c)	95,048
1,246	Leggett & Platt, Inc.(b)	52,357
2,333	Toll Brothers, Inc.(b)(c)	77,689

		225,094

	Household Products — 1.9%
559	Church & Dwight Co., Inc.(b)	47,448
1,573	Clorox Co. (The)(b)	199,504
1,299	Kimberly-Clark Corp.(b)	165,363
8,106	Procter & Gamble Co. (The)(b)	643,697

		1,056,012

	Industrial Conglomerates — 2.6%
3,105	3M Co.(b)	467,737
29,821	General Electric Co.(b)	928,924

		1,396,661

	Insurance — 2.3%
2,241	ACE Ltd.(b)	261,861
2,099	Arch Capital Group Ltd.(b)(c)	146,405
974	Chubb Corp. (The)(b)	129,191
2,022	Cincinnati Financial Corp.(b)	119,642
5,325	Lincoln National Corp.(b)	267,635
3,815	Prudential Financial, Inc.(d)	310,579

		1,235,313

	Internet & Catalog Retail — 2.4%
1,140	Amazon.com, Inc.(b)(c)	770,515
3,732	Liberty Interactive Corp./QVC Group, Class A(b)(c)	101,958
1,823	Liberty Ventures, Series A(b)(c)	82,235
1,235	Netflix, Inc.(b)(c)	141,259
166	Priceline Group, Inc. (The)(b)(c)	211,642

		1,307,609

	Internet Software & Services — 4.2%
554	Alibaba Group Holding Ltd., Sponsored ADR(b)(c)	45,024
898	Alphabet, Inc., Class A(b)(c)	698,653
881	Alphabet, Inc., Class C(b)(c)	668,573
7,189	Facebook, Inc., Class A(b)(c)	752,401
3,408	Yahoo!, Inc.(b)(c)	113,350

		2,278,001

	IT Services — 3.1%
2,281	Accenture PLC, Class A(b)	238,365
1,086	Global Payments, Inc.(d)	70,058
2,834	International Business Machines Corp.(b)	390,015
3,490	MasterCard, Inc., Class A(d)	339,787

See accompanying notes to financial statements.

|  16

Portfolio of Investments – as of December 31, 2015

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	IT Services — continued
2,951	Paychex, Inc.(b)	$156,078
6,417	Visa, Inc., Class A(b)	497,638

		1,691,941

	Leisure Products — 0.1%
500	Polaris Industries, Inc.(b)	42,975

	Life Sciences Tools & Services — 0.5%
452	Illumina, Inc.(b)(c)	86,759
1,196	Thermo Fisher Scientific, Inc.(b)	169,653

		256,412

	Machinery — 0.9%
3,478	Caterpillar, Inc.(b)	236,365
1,770	Cummins, Inc.(b)	155,778
1,012	WABCO Holdings, Inc.(c)(d)	103,487

		495,630

	Media — 2.9%
293	Charter Communications, Inc., Series A(b)(c)	53,648
7,797	Comcast Corp., Class A(b)	439,985
10,472	Sirius XM Holdings, Inc.(c)	42,621
819	Time Warner Cable, Inc.(b)	151,998
3,559	Time Warner, Inc.(d)	230,160
5,460	Twenty-First Century Fox, Inc., Class A(b)	148,294
170	Twenty-First Century Fox, Inc., Class B	4,629
4,550	Walt Disney Co. (The)(b)	478,114

		1,549,449

	Multi-Utilities — 0.7%
2,285	Alliant Energy Corp.(b)	142,698
2,567	PG&E Corp.(b)	136,539
3,122	Public Service Enterprise Group, Inc.(b)	120,790

		400,027

	Multiline Retail — 0.6%
2,679	Nordstrom, Inc.(d)	133,441
2,590	Target Corp.(b)	188,060

		321,501

	Oil, Gas & Consumable Fuels — 5.5%
3,208	Apache Corp.(b)	142,660
1,608	Cheniere Energy, Inc.(b)(c)	59,898
5,809	Chevron Corp.(d)	522,578
723	Concho Resources, Inc.(b)(c)	67,138
6,897	Devon Energy Corp.(b)	220,704
12,790	Exxon Mobil Corp.(b)	996,981
1,180	HollyFrontier Corp.(b)	47,070
3,085	Noble Energy, Inc.(b)	101,589
3,231	Occidental Petroleum Corp.(b)	218,448
2,584	Phillips 66(b)	211,371

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of December 31, 2015

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Oil, Gas & Consumable Fuels — continued
1,219	Pioneer Natural Resources Co.(b)	$152,838
8,593	Spectra Energy Corp.(b)	205,716
3,928	Whiting Petroleum Corp.(b)(c)	37,080

		2,984,071

	Pharmaceuticals — 5.6%
1,313	Allergan PLC(b)(c)	410,313
5,393	Bristol-Myers Squibb Co.(b)	370,984
3,382	Eli Lilly & Co.(b)	284,967
333	Jazz Pharmaceuticals PLC(b)(c)	46,807
7,985	Johnson & Johnson(b)	820,219
8,665	Merck & Co., Inc.(b)	457,685
19,440	Pfizer, Inc.(d)	627,523

		3,018,498

	Professional Services — 0.3%
504	Manpowergroup, Inc.(b)	42,482
427	Towers Watson & Co., Class A(b)	54,852
769	Verisk Analytics, Inc.(b)(c)	59,121

		156,455

	REITs – Apartments — 0.5%
655	Essex Property Trust, Inc.(d)	156,814
3,750	UDR, Inc.(b)	140,887

		297,701

	REITs – Diversified — 0.6%
1,476	Crown Castle International Corp.(d)	127,600
741	Digital Realty Trust, Inc.(b)	56,035
5,547	Duke Realty Corp.(b)	116,598

		300,233

	REITs – Mortgage — 0.3%
4,192	American Capital Agency Corp.(d)	72,689
10,778	Annaly Capital Management, Inc.(b)	101,098

		173,787

	REITs – Office Property — 0.4%
1,986	SL Green Realty Corp.(b)	224,378

	REITs – Shopping Centers — 0.3%
10,987	DDR Corp.(d)	185,021

	REITs – Single Tenant — 0.2%
2,036	Realty Income Corp.(b)	105,119

	REITs – Storage — 0.3%
1,567	Extra Space Storage, Inc.(b)	138,225

	Road & Rail — 0.8%
1,415	Norfolk Southern Corp.(b)	119,695
1,619	Old Dominion Freight Line, Inc.(b)(c)	95,634
2,846	Union Pacific Corp.(b)	222,557

		437,886

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of December 31, 2015

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Semiconductors & Semiconductor Equipment — 2.3%
10,734	Applied Materials, Inc.(d)	$200,404
16,119	Intel Corp.(b)	555,299
2,134	Maxim Integrated Products, Inc.(b)	81,092
6,392	Micron Technology, Inc.(b)(c)	90,511
367	NXP Semiconductors NV(b)(c)	30,920
5,462	Texas Instruments, Inc.(b)	299,372

		1,257,598

	Software — 4.3%
2,301	Activision Blizzard, Inc.(b)	89,072
1,605	Adobe Systems, Inc.(b)(c)	150,774
313	ANSYS, Inc.(b)(c)	28,952
1,993	Cadence Design Systems, Inc.(b)(c)	41,474
420	CDK Global, Inc.	19,937
411	Check Point Software Technologies Ltd.(b)(c)	33,447
23,915	Microsoft Corp.(b)	1,326,804
10,628	Oracle Corp.(d)	388,241
2,254	Salesforce.com, Inc.(b)(c)	176,714
314	ServiceNow, Inc.(c)(d)	27,180
897	Synopsys, Inc.(b)(c)	40,912
115	Ultimate Software Group, Inc. (The)(b)(c)	22,484

		2,345,991

	Specialty Retail — 2.5%
647	Advance Auto Parts, Inc.(b)	97,380
1,138	Foot Locker, Inc.(b)	74,072
4,042	Home Depot, Inc. (The)(b)	534,554
3,543	Lowe’s Cos., Inc.(b)	269,410
504	Signet Jewelers Ltd.(b)	62,340
3,414	TJX Cos., Inc. (The)(b)	242,087
233	Ulta Salon, Cosmetics & Fragrance, Inc.(b)(c)	43,105
219	Williams-Sonoma, Inc.	12,792

		1,335,740

	Technology Hardware, Storage & Peripherals — 3.9%
16,663	Apple, Inc.(b)	1,753,947
6,701	EMC Corp.(b)	172,082
6,521	Hewlett Packard Enterprise Co.(b)	99,119
8,007	HP, Inc.(b)	94,803

		2,119,951

	Textiles, Apparel & Luxury Goods — 0.9%
3,267	Hanesbrands, Inc.(b)	96,148
6,032	NIKE, Inc., Class B(b)	377,000

		473,148

	Thrifts & Mortgage Finance — 0.0%
1,109	New York Community Bancorp, Inc.	18,099

	Tobacco — 1.6%
7,245	Altria Group, Inc.(b)	421,732

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of December 31, 2015

Gateway Equity Call Premium Fund – (continued)

Shares	Description	Value (†)
	Tobacco — continued
5,186	Philip Morris International, Inc.(b)	$455,901

		877,633

	Water Utilities — 0.1%
1,078	American Water Works Co., Inc.(b)	64,411

	Total Common Stocks (Identified Cost $50,316,339)	51,987,091

	Total Investments — 95.9% (Identified Cost $50,316,339)(a)	51,987,091
	Other assets less liabilities — 4.1%	2,238,316

	Net Assets — 100.0%	$54,225,407

Contracts
Written Options — (1.2%)
	Index Options — (1.2%)
29	On S&P 500® Index, Call expiring January 08, 2016 at 2050	$(43,790)
27	On S&P 500® Index, Call expiring January 15, 2016 at 2000	(148,095)
59	On S&P 500® Index, Call expiring January 15, 2016 at 2050	(123,015)
27	On S&P 500® Index, Call expiring January 15, 2016 at 2075	(25,380)
33	On S&P 500® Index, Call expiring January 15, 2016 at 2100	(10,560)
25	On S&P 500® Index, Call expiring January 22, 2016 at 2075	(33,500)
22	On S&P 500® Index, Call expiring February 19, 2016 at 2025	(121,770)
30	On S&P 500® Index, Call expiring February 19, 2016 at 2050	(119,550)

	Total Written Options (Premiums Received $1,260,695)	$(625,660)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At December 31, 2015, the net unrealized appreciation on investments based on a cost of $50,335,524 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$3,383,192
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,731,625)

	Net unrealized appreciation	$1,651,567

(b)	All of this security has been pledged as collateral for outstanding options.
(c)	Non-income producing security.
(d)	A portion of this security has been pledged as collateral for outstanding options.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of December 31, 2015

Gateway Equity Call Premium Fund – (continued)

Industry Summary at December 31, 2015

Banks	5.9%
Pharmaceuticals	5.6
Oil, Gas & Consumable Fuels	5.5
Software	4.3
Internet Software & Services	4.2
Technology Hardware, Storage & Peripherals	3.9
Biotechnology	3.8
IT Services	3.1
Media	2.9
Aerospace & Defense	2.8
Health Care Providers & Services	2.7
Industrial Conglomerates	2.6
Specialty Retail	2.5
Internet & Catalog Retail	2.4
Semiconductors & Semiconductor Equipment	2.3
Diversified Telecommunication Services	2.3
Insurance	2.3
Food & Staples Retailing	2.3
Capital Markets	2.2
Chemicals	2.1
Beverages	2.0
Hotels, Restaurants & Leisure	2.0
Other Investments, less than 2% each	26.2

Total Investments	95.9
Other assets less liabilities (including open written options)	4.1

Net Assets	100.0%

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of December 31, 2015

Loomis Sayles Strategic Alpha Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 80.5% of Net Assets
Non-Convertible Bonds — 78.4%
	ABS Car Loan — 1.6%
$804,000	AmeriCredit Automobile Receivables Trust, Series 2013-4, Class D, 3.310%, 10/08/2019	$817,175
1,455,000	AmeriCredit Automobile Receivables Trust, Series 2015-4, Class D, 3.720%, 12/08/2021	1,450,765
2,450,000	Flagship Credit Auto Trust, Series 2015-2, Class D, 5.980%, 8/15/2022, 144A	2,372,972
2,280,000	Ford Credit Auto Owner Trust, Series 2014-C, Class A3, 1.060%, 5/15/2019(b)	2,274,601
2,810,000	Ford Credit Auto Owner Trust, Series 2015-A, Class A3, 1.280%, 9/15/2019(b)	2,805,465
3,350,000	Ford Credit Auto Owner Trust, Series 2015-C, Class A3, 1.410%, 2/15/2020	3,334,843
2,455,000	Honda Auto Receivables Owner Trust, Series 2014-4, Class A3, 0.990%, 9/17/2018(b)	2,446,863
3,385,000	Honda Auto Receivables Owner Trust, Series 2015-3, Class A3, 1.270%, 4/18/2019	3,369,083
3,215,000	Toyota Auto Receivables Owner Trust, Series 2015-C, Class A3, 1.340%, 6/17/2019	3,207,212

		22,078,979

	ABS Credit Card — 4.9%
3,145,000	American Express Credit Account Master Trust, Series 2013-1, Class A, 0.751%, 2/16/2021(b)(c)	3,144,343
1,860,000	American Express Credit Account Master Trust, Series 2013-3, Class A, 0.980%, 5/15/2019(b)	1,858,346
1,015,000	American Express Credit Account Master Trust, Series 2014-3, Class A, 1.490%, 4/15/2020(b)	1,015,360
2,695,000	American Express Credit Account Master Trust, Series 2014-4, Class A, 1.430%, 6/15/2020(b)	2,690,305
2,295,000	American Express Credit Account Master Trust, Series 2014-5, Class A, 0.621%, 5/15/2020(b)(c)	2,290,463
2,050,000	BA Credit Card Trust, Series 2014-A1, Class A, 0.711%, 6/15/2021(b)(c)	2,046,455
3,600,000	Capital One Multi-Asset Execution Trust, Series 2004-A7, Class A7, 1.450%, 8/16/2021	3,568,369
3,075,000	Capital One Multi-Asset Execution Trust, Series 2013-A3, Class A3, 0.960%, 9/16/2019(b)	3,070,567
6,600,000	Chase Issuance Trust, Series 2013-A8, Class A8, 1.010%, 10/15/2018(b)	6,594,093
6,640,000	Chase Issuance Trust, Series 2014-A7, Class A, 1.380%, 11/15/2019(b)	6,621,018
3,780,000	Chase Issuance Trust, Series 2014-A8, Class A, 0.581%, 11/15/2018(b)(c)	3,778,707
3,560,000	Chase Issuance Trust, Series 2015-A1, Class A, 0.651%, 2/18/2020(b)(c)	3,553,255
4,230,000	Chase Issuance Trust, Series 2015-A2, Class A, 1.590%, 2/18/2020(b)	4,229,411
3,500,000	Chase Issuance Trust, Series 2015-A4, Class A, 1.840%, 4/15/2022(b)	3,456,087
3,165,000	Citibank Credit Card Issuance Trust, Series 2013-A6, Class A6, 1.320%, 9/07/2018(b)	3,171,173
5,825,000	Citibank Credit Card Issuance Trust, Series 2013-A7, Class A7, 0.723%, 9/10/2020(b)(c)	5,819,936

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of December 31, 2015

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Credit Card — continued
$3,000,000	Citibank Credit Card Issuance Trust, Series 2014-A4, Class A4, 1.230%, 4/24/2019(b)	$2,998,888
3,045,000	Citibank Credit Card Issuance Trust, Series 2014-A8, Class A8, 1.730%, 4/09/2020(b)	3,052,125
3,600,000	World Financial Network Credit Card Master Trust, Series 2015-C, Class A, 1.260%, 3/15/2021	3,580,408

		66,539,309

	ABS Home Equity — 11.4%
860,660	Adjustable Rate Mortgage Trust, Series 2004-4, Class 3A1, 2.897%, 3/25/2035(b)(c)	843,332
1,030,988	Adjustable Rate Mortgage Trust, Series 2004-5, Class 5A1, 2.709%, 4/25/2035(b)(c)	996,907
733,701	Alternative Loan Trust, Series 2003-9T1, Class A7, 5.500%, 7/25/2033	738,191
914,300	Alternative Loan Trust, Series 2003-20CB, Class 2A1, 5.750%, 10/25/2033(b)	951,092
552,447	Alternative Loan Trust, Series 2004-28CB, Class 5A1, 5.750%, 1/25/2035	557,748
1,620,305	Alternative Loan Trust, Series 2005-J1, Class 2A1, 5.500%, 2/25/2025	1,662,542
1,500,000	American Homes 4 Rent, Series 2014-SFR1, Class E, 2.851%, 6/17/2031, 144A(c)	1,437,636
300,000	American Homes 4 Rent, Series 2014-SFR2, Class D, 5.149%, 10/17/2036, 144A	299,291
1,980,000	American Homes 4 Rent, Series 2014-SFR2, Class E, 6.231%, 10/17/2036, 144A	1,996,348
1,200,000	American Homes 4 Rent, Series 2014-SFR3, Class E, 6.418%, 12/17/2036, 144A	1,224,356
1,065,479	Banc of America Alternative Loan Trust, Series 2003-8, Class 1CB1, 5.500%, 10/25/2033	1,114,123
1,217,683	Banc of America Alternative Loan Trust, Series 2003-10, Class 1A1, 5.500%, 12/25/2033(b)	1,251,248
1,726,136	Banc of America Alternative Loan Trust, Series 2003-10, Class 3A1, 5.500%, 12/25/2033	1,764,976
1,358,728	Banc of America Alternative Loan Trust, Series 2005-6, Class CB7, 5.250%, 7/25/2035	1,245,422
923,565	Banc of America Funding Corp., Series 2007-4, Class 5A1, 5.500%, 11/25/2034	937,620
1,891,669	Banc of America Funding Trust, Series 2004-B, Class 4A2, 2.769%, 11/20/2034(c)	1,833,268
699,119	Banc of America Funding Trust, Series 2005-5, Class A1, 5.500%, 9/25/2035(b)	728,754
1,282,897	Banc of America Funding Trust, Series 2005-7, Class 3A1, 5.750%, 11/25/2035	1,314,287
2,735,663	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-6, Class 2A1, 2.920%, 9/25/2034(c)	2,635,925
1,454,802	Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-12, Class 11A1, 2.702%, 2/25/2036(c)	1,150,070
1,224,457	Citicorp Mortgage Securities Trust, Series 2006-4, Class 1A2, 6.000%, 8/25/2036	1,236,172

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of December 31, 2015

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Home Equity — continued
$826,671	Citigroup Mortgage Loan Trust, Inc., Series 2005-2, Class 1A4, 2.626%, 5/25/2035(c)	$775,920
3,184,484	Citigroup Mortgage Loan Trust, Inc., Series 2005-3, Class 2A3, 2.745%, 8/25/2035(c)	2,965,963
3,478,238	Citigroup Mortgage Loan Trust, Inc., Series 2014-11, Class 2A1, 0.361%, 8/25/2036, 144A(c)	3,134,836
3,133,280	Citigroup Mortgage Loan Trust, Inc., Series 2015-2, Class 1A1, 0.421%, 6/25/2047, 144A(b)(c)	2,901,756
2,407,582	CitiMortgage Alternative Loan Trust, Series 2006-A4, Class 1A1, 6.000%, 9/25/2036	2,158,765
2,200,000	Colony American Finance Ltd., Series 2015-1, Class D, 5.649%, 10/15/2047, 144A	2,148,161
1,855,000	Colony American Homes, Series 2014-1A, Class C, 2.201%, 5/17/2031, 144A(b)(c)	1,800,398
400,000	Colony American Homes, Series 2014-2A, Class E, 3.620%, 7/17/2031, 144A(c)	386,443
1,630,000	Colony American Homes, Series 2015-1A, Class D, 2.501%, 7/17/2032, 144A(b)(c)	1,562,297
982,785	Countrywide Alternative Loan Trust, Series 2004-14T2, Class A11, 5.500%, 8/25/2034	1,038,117
960,600	Countrywide Alternative Loan Trust, Series 2004-J3, Class 1A1, 5.500%, 4/25/2034(b)	990,617
26,930	Countrywide Alternative Loan Trust, Series 2004-J7, Class 1A5, 5.380%, 8/25/2034(c)(d)	26,435
1,085,914	Countrywide Alternative Loan Trust, Series 2005-14, Class 2A1, 0.632%, 5/25/2035(c)	896,985
686,165	Countrywide Alternative Loan Trust, Series 2007-4, Class 1A7, 5.750%, 4/25/2037	618,522
1,132,400	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-12, Class 8A1, 2.881%, 8/25/2034(c)	995,341
173,754	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-HYB4, Class 2A1, 2.581%, 9/20/2034(c)	165,799
419,744	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-11, Class 4A1, 0.692%, 4/25/2035(c)	336,439
1,208,163	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-21, Class A17, 5.500%, 10/25/2035	1,128,631
851,353	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR26, Class 7A1, 2.713%, 11/25/2033(b)(c)	818,325
545,053	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR28, Class 4A1, 2.792%, 12/25/2033(c)(d)	534,675
2,271,106	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR3, Class 3A1, 2.711%, 5/25/2034(b)(c)	1,952,238
999,883	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-10, Class 5A4, 5.500%, 11/25/2035	908,153
515,259	Credit Suisse Mortgage Capital Certificates, Series 2006-8, Class 4A1, 6.500%, 10/25/2021	434,309
377,027	Deutsche Alternative Mortgage Loan Trust Securities, Inc., Series 2005-3, Class 4A4, 5.250%, 6/25/2035	378,177

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of December 31, 2015

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Home Equity — continued
$907,405	Deutsche Alternative Mortgage Loan Trust Securities, Inc., Series 2005-5, Class 1A4, 5.500%, 11/25/2035(c)	$866,872
294,420	FDIC Trust, Series 2013-N1, Class A, 4.500%, 10/25/2018, 144A	294,604
500,000	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2013-DN2, Class M2, 4.672%, 11/25/2023(c)	495,321
2,015,000	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2014-DN1, Class M2, 2.622%, 2/25/2024(b)(c)	2,008,244
1,785,000	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2014-DN2, Class M2, 1.871%, 4/25/2024(b)(c)	1,754,332
2,585,000	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M2, 2.272%, 10/25/2027(c)	2,549,613
1,706,629	GMAC Mortgage Corp. Loan Trust, Series 2005-AR3, Class 2A1, 2.915%, 6/19/2035(c)	1,653,980
654,773	GMAC Mortgage Corp. Loan Trust, Series 2005-AR4, Class 3A1, 3.197%, 7/19/2035(c)	617,821
256,626	GSR Mortgage Loan Trust, Series 2004-14, Class 3A1, 3.129%, 12/25/2034(c)	247,590
1,322,574	GSR Mortgage Loan Trust, Series 2004-14, Class 5A1, 2.868%, 12/25/2034(b)(c)	1,311,618
605,478	GSR Mortgage Loan Trust, Series 2005-AR4, Class 4A1, 2.589%, 7/25/2035(c)	572,241
1,313,951	GSR Mortgage Loan Trust, Series 2006-8F, Class 4A17, 6.000%, 9/25/2036	1,075,997
1,110,623	IndyMac Index Mortgage Loan Trust, Series 2004-AR12, Class A1, 1.202%, 12/25/2034(c)	940,795
2,277,043	IndyMac Index Mortgage Loan Trust, Series 2005-16IP, Class A1, 1.062%, 7/25/2045(c)	1,969,476
3,035,000	Invitation Homes Trust, Series 2014-SFR1, Class B, 1.851%, 6/17/2031, 144A(b)(c)	2,976,778
860,000	Invitation Homes Trust, Series 2015-SFR1, Class E, 4.551%, 3/17/2032, 144A(c)	854,049
2,688,564	JPMorgan Alternative Loan Trust, Series 2006-A1, Class 3A1, 2.542%, 3/25/2036(c)	2,344,377
949,075	JPMorgan Mortgage Trust, Series 2003-A2, Class 3A1, 2.104%, 11/25/2033(b)(c)	920,451
2,678,265	JPMorgan Mortgage Trust, Series 2004-S1, Class 2A1, 6.000%, 9/25/2034	2,744,904
2,011,369	JPMorgan Mortgage Trust, Series 2005-A2, Class 3A2, 2.377%, 4/25/2035(c)	1,943,581
692,357	JPMorgan Mortgage Trust, Series 2005-A3, Class 4A1, 2.812%, 6/25/2035(b)(c)	699,484
2,423,303	JPMorgan Mortgage Trust, Series 2005-S3, Class 1A9, 6.000%, 1/25/2036	2,057,101
1,522,926	JPMorgan Mortgage Trust, Series 2006-A1, Class 1A2, 2.654%, 2/25/2036(c)	1,346,675
3,014,531	JPMorgan Mortgage Trust, Series 2006-A7, Class 2A4, 2.919%, 1/25/2037(c)	2,646,661
2,361,496	JPMorgan Mortgage Trust, Series 2007-S1, Class 2A22, 5.750%, 3/25/2037	1,939,288
2,262,319	Lehman XS Trust, Series 2006-4N, Class A2A, 0.642%, 4/25/2046(c)	1,590,140
444,191	MASTR Adjustable Rate Mortgages Trust, Series 2004-4, Class 5A1, 2.599%, 5/25/2034(c)(d)	427,677

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of December 31, 2015

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Home Equity — continued
$2,209,826	MASTR Adjustable Rate Mortgages Trust, Series 2004-7, Class 3A1, 2.609%, 7/25/2034(c)	$2,143,492
533,453	MASTR Adjustable Rate Mortgages Trust, Series 2006-2, Class 1A1, 2.751%, 4/25/2036(c)	512,792
760,253	MASTR Alternative Loan Trust, Series 2003-9, Class 4A1, 5.250%, 11/25/2033(b)	788,225
786,919	MASTR Alternative Loan Trust, Series 2004-5, Class 1A1, 5.500%, 6/25/2034(b)	818,452
964,225	MASTR Alternative Loan Trust, Series 2004-5, Class 2A1, 6.000%, 6/25/2034(b)	998,810
2,385,040	MASTR Alternative Loan Trust, Series 2004-8, Class 2A1, 6.000%, 9/25/2034	2,500,687
140,489	MASTR Alternative Loan Trust, Series 2004-12, Class 6A2, 5.250%, 12/25/2034(d)	138,908
1,623,340	Merrill Lynch Alternative Note Asset Trust, Series 2007-F1, Class 2A8, 6.000%, 3/25/2037	1,203,811
323,464	MLCC Mortgage Investors, Inc., Series 2006-2, Class 2A, 2.218%, 5/25/2036(c)	320,436
891,692	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 4A2, 5.500%, 11/25/2035(d)	833,682
1,850,640	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 7A5, 5.500%, 11/25/2035	1,880,553
2,619,850	National City Mortgage Capital Trust, Series 2008-1, Class 2A1, 6.000%, 3/25/2038	2,741,665
1,977,121	Oak Hill Advisors Residential Loan Trust, Series 15-NPL2 Class A1, 3.721%, 7/25/2055, 144A(c)	1,957,740
3,618,699	RCO Mortgage LLC, Series 2015-2A, Class A, 4.500%, 9/25/2054, 144A(c)	3,602,247
2,034,173	Residential Asset Securitization Trust, Series 2005-A8CB, Class A9, 5.375%, 7/25/2035	1,812,787
764,852	Residential Funding Mortgage Securities, Series 2006-S1, Class 1A3, 5.750%, 1/25/2036	759,417
1,436,529	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 1A, 2.444%, 6/25/2034(b)(c)	1,396,311
904,003	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12, Class 6A, 2.756%, 9/25/2034(b)(c)	894,614
5,134,074	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-16, Class 2A, 2.595%, 11/25/2034(b)(c)	5,049,153
633,436	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-14, Class A1, 0.732%, 7/25/2035(c)	456,070
1,091,698	Structured Asset Securities Corp. Mortgage Pass Through Certificates, Series 2004-20, Class 8A7, 5.750%, 11/25/2034(b)	1,138,092
553,492	Structured Asset Securities Corp. Trust, Series 2005-1, Class 7A7, 5.500%, 2/25/2035	564,298
2,638,680	U.S. Residential Opportunity Fund Trust, Series 2015-1III, Class A, 3.721%, 1/27/2035, 144A(b)	2,621,537
2,115,780	U.S. Residential Opportunity Fund Trust, Series 2015-1IV, Class A, 3.721%, 2/27/2035, 144A(b)	2,101,188
5,509,293	VOLT XXII LLC, Series 2015-NPL4, Class A1, 3.500%, 2/25/2055, 144A(b)(c)	5,434,742

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of December 31, 2015

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Home Equity — continued
$1,916,566	VOLT XXX LLC, Series 2015-NPL1, Class A1, 3.625%, 10/25/2057, 144A(b)(c)	$1,910,309
1,480,293	VOLT XXXI LLC, Series 2015-NPL2, Class A1, 3.375%, 2/25/2055, 144A(b)(c)	1,459,591
548,430	WaMu Mortgage Pass Through Certificates, Series 2004-CB2, Class 2A, 5.500%, 7/25/2034(b)	569,458
3,425,356	WaMu Mortgage Pass Through Certificates, Series 2005-AR10, Class 1A3, 2.495%, 9/25/2035(c)	3,307,996
1,190,304	WaMu Mortgage Pass Through Certificates, Series 2006-AR11, Class 2A, 2.151%, 9/25/2046(c)	1,082,171
3,391,044	WaMu Mortgage Pass Through Certificates, Series 2006-AR19, Class 2A, 1.901%, 1/25/2047(c)	3,051,190
2,231,556	WaMu Mortgage Pass Through Certificates, Series 2007-HY5, Class 2A3, 2.075%, 5/25/2037(c)	1,935,626
302,316	Wells Fargo Mortgage Backed Securities Trust, Series 2003-J, Class 1A9, 2.735%, 10/25/2033(c)	303,989
1,017,005	Wells Fargo Mortgage Backed Securities Trust, Series 2004-A, Class A1, 2.796%, 2/25/2034(b)(c)	1,017,258
550,150	Wells Fargo Mortgage Backed Securities Trust, Series 2004-O, Class A1, 2.743%, 8/25/2034(b)(c)	548,245
369,692	Wells Fargo Mortgage Backed Securities Trust, Series 2005-11, Class 2A3, 5.500%, 11/25/2035	383,473
444,004	Wells Fargo Mortgage Backed Securities Trust, Series 2005-12, Class 1A2, 5.500%, 11/25/2035	452,372
1,433,928	Wells Fargo Mortgage Backed Securities Trust, Series 2005-16, Class A18, 6.000%, 1/25/2036	1,461,444
733,082	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR10, Class 2A4, 2.738%, 6/25/2035(b)(c)	737,628

		154,716,739

	ABS Other — 3.3%
4,584,821	AIM Aviation Finance Ltd., Series 2015-1A, Class B1, 5.072%, 2/15/2040, 144A(b)(c)	4,452,687
3,210,648	Cronos Containers Program I Ltd., 3.270%, 11/18/2029, 144A(b)	3,131,754
806,632	Diamond Resorts Owner Trust, Series 2011-1, Class A, 4.000%, 3/20/2023, 144A(b)	814,713
2,033,571	GCA2014 Holdings Ltd., Series 2014-1, Class C, 6.000%, 1/05/2030, 144A(d)(e)	2,033,571
738,690	GCA2014 Holdings Ltd., Series 2014-1, Class D, 7.500%, 1/05/2030, 144A(d)(e)	716,530
3,410,000	GCA2014 Holdings Ltd., Series 2014-1, Class E, Zero Coupon, 1/05/2030, 144A(d)(e)(f)	1,875,500
5,700,000	GE Accounts Receivable Funding, 6.992%, 8/24/2017, 144A(d)(e)	5,700,000
1,436,121	Global Container Assets Ltd., Series 2015-1A, Class B, 4.500%, 2/05/2030, 144A(b)	1,445,704
3,120,000	OneMain Financial Issuance Trust, 4.160%, 11/20/2028, 144A	3,113,136
1,495,000	OneMain Financial Issuance Trust, Series 2014-1A, Class A, 2.430%, 6/18/2024, 144A(b)	1,489,842

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of December 31, 2015

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	ABS Other — continued
$730,000	OneMain Financial Issuance Trust, Series 2014-2A, Class A, 2.470%, 9/18/2024, 144A(b)	$728,562
745,000	OneMain Financial Issuance Trust, Series 2014-2A, Class B, 3.020%, 9/18/2024, 144A(b)	741,454
6,475,000	OneMain Financial Issuance Trust, Series 2014-2A, Class D, 5.310%, 9/18/2024, 144A	6,387,996
1,265,000	OneMain Financial Issuance Trust, Series 2015-1A, Class A, 3.190%, 3/18/2026, 144A(b)	1,257,157
3,592,335	Shenton Aircraft Investment I Ltd., Series 2015-1A, Class A, 4.750%, 10/15/2042, 144A	3,556,411
237,498	Sierra Timeshare Receivables Funding LLC, Series 2012-1A, Class A, 2.840%, 11/20/2028, 144A	238,549
938,923	Sierra Timeshare Receivables Funding LLC, Series 2013-1A, Class A, 1.590%, 11/20/2029, 144A(b)	923,368
1,908,063	Sierra Timeshare Receivables Funding LLC, Series 2013-3A, Class A, 2.200%, 10/20/2030, 144A(b)	1,896,651
1,895,000	Springleaf Funding Trust, Series 2014-AA, Class A, 2.410%, 12/15/2022, 144A(b)	1,889,617
2,937,083	TAL Advantage V LLC, Series 2013-2A, Class A, 3.550%, 11/20/2038, 144A(b)	2,905,450

		45,298,652

	ABS Student Loan — 0.2%
445,943	SoFi Professional Loan Program LLC, Series 2014-B, Class A1, 1.672%, 8/25/2032, 144A(b)(c)	440,872
2,244,800	SoFi Professional Loan Program LLC, Series 2015-A, Class A1, 1.622%, 3/25/2033, 144A(b)(c)	2,214,379

		2,655,251

	Aerospace & Defense — 0.9%
2,340,000	KLX, Inc., 5.875%, 12/01/2022, 144A	2,223,000
6,003,000	Meccanica Holdings USA, Inc., 6.250%, 1/15/2040, 144A	5,552,775
825,000	Rockwell Collins, Inc., 0.862%, 12/15/2016(b)(c)	823,478
5,905,000	Textron Financial Corp., (fixed rate to 2/15/2017, variable rate thereafter), 6.000%, 2/15/2067, 144A	4,192,550

		12,791,803

	Airlines — 2.6%
8,490,000	Air Canada Pass Through Trust, Series 2015-2, Class B, 5.000%, 6/15/2025, 144A	8,458,672
28,340,000	Latam Airlines Pass Through Trust, Series 2015-1, Class B, 4.500%, 8/15/2025, 144A(b)	26,435,835

		34,894,507

	Automotive — 3.5%
3,700,000	American Honda Finance Corp., Series MTN, 1.020%, 9/20/2017(c)	3,695,871
6,590,000	Daimler Finance North America LLC, 1.009%, 8/01/2016, 144A(b)(c)	6,586,705
5,250,000	Ford Motor Credit Co. LLC, 1.594%, 5/09/2016(b)(c)	5,257,151
6,100,000	Hyundai Capital Services, Inc., 1.333%, 3/18/2017, 144A(b)(c)	6,082,328

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of December 31, 2015

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Automotive — continued
$5,960,000	Nissan Motor Acceptance Corp., 0.972%, 3/03/2017, 144A(b)(c)	$5,944,784
6,640,000	Nissan Motor Acceptance Corp., 1.303%, 9/26/2016, 144A(b)(c)	6,638,665
10,650,000	Toyota Motor Credit Corp., 0.654%, 5/17/2016(b)(c)	10,652,726
3,210,000	Volkswagen International Finance NV, 0.804%, 11/18/2016, 144A(b)(c)	3,162,566

		48,020,796

	Banking — 7.1%
3,310,000	Bank of America Corp., 1.361%, 1/15/2019(b)(c)	3,322,151
6,825,000	Bank of America Corp., MTN, 4.200%, 8/26/2024(b)	6,771,615
3,080,000	Bank of America Corp., Series L, MTN, 3.950%, 4/21/2025(b)	2,999,209
7,260,000	Bank of Tokyo-Mitsubishi UFJ Ltd. (The), 1.522%, 9/14/2018, 144A(c)	7,279,130
5,800,000	Credit Agricole S.A., (fixed rate to 1/23/2024, variable rate thereafter), 7.875%, 144A(g)	5,930,500
3,800,000	Deutsche Bank AG, 4.500%, 4/01/2025	3,495,654
12,955,000	Intesa Sanpaolo SpA, 5.017%, 6/26/2024, 144A(b)	12,745,764
7,200,000	Morgan Stanley, 4.350%, 9/08/2026(b)	7,223,537
3,075,000	Royal Bank of Scotland Group PLC, 6.125%, 12/15/2022	3,347,746
11,195,000	Royal Bank of Scotland Group PLC, (fixed rate to 8/10/2025, variable rate thereafter), 8.000%(g)	11,796,731
12,840,000	Santander Holdings USA, Inc., 4.500%, 7/17/2025(b)	13,070,427
3,000,000	Santander UK Group Holdings PLC, 4.750%, 9/15/2025, 144A	2,960,421
6,935,000	Societe Generale S.A., (fixed rate to 12/18/2023, variable rate thereafter), 7.875%(g)	6,909,340
8,400,000	Societe Generale S.A., (fixed rate to 12/18/2023, variable rate thereafter), 7.875%, 144A(g)	8,368,920

		96,221,145

	Building Materials — 0.8%
2,420,000	Atrium Windows & Doors, Inc., 7.750%, 5/01/2019, 144A	1,790,800
7,285,000	Cemex SAB de CV, 6.125%, 5/05/2025, 144A	6,228,675
890,000	NCI Building Systems, Inc., 8.250%, 1/15/2023, 144A	934,500
1,790,000	Owens Corning, 4.200%, 12/01/2024(b)	1,742,117

		10,696,092

	Cable Satellite — 2.4%
3,600,000	Cablevision Systems Corp., 7.750%, 4/15/2018	3,744,000
2,885,000	Cablevision Systems Corp., 8.625%, 9/15/2017	3,036,462
4,045,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 5/01/2023, 144A	4,045,000
4,035,000	CCO Safari II LLC, 6.484%, 10/23/2045, 144A	4,041,613
1,230,000	CSC Holdings LLC, 5.250%, 6/01/2024	1,079,325
2,320,000	CSC Holdings LLC, 6.750%, 11/15/2021	2,279,400
3,440,000	DISH DBS Corp., 5.875%, 7/15/2022	3,207,800
5,650,000	DISH DBS Corp., 5.875%, 11/15/2024	5,028,500
3,080,000	DISH DBS Corp., 6.750%, 6/01/2021	3,103,100
1,225,000	Neptune Finco Corp., 10.125%, 1/15/2023, 144A	1,277,063
860,000	Neptune Finco Corp., 10.875%, 10/15/2025, 144A	901,925
2,065,000	Time Warner Cable, Inc., 4.500%, 9/15/2042(b)	1,620,575

		33,364,763

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of December 31, 2015

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Chemicals — 0.5%
$2,596,000	Albemarle Corp., 4.150%, 12/01/2024(b)	$2,480,924
3,170,000	Hercules, Inc., 6.500%, 6/30/2029	2,678,650
2,300,000	Solvay Finance (America) LLC, 4.450%, 12/03/2025, 144A	2,269,162

		7,428,736

	Collateralized Mortgage Obligations — 0.6%
1,014,561	Chase Mortgage Finance Trust, Series 2007-A1, Class 11M1, 2.466%, 3/25/2037(c)	944,940
61,079,167	Government National Mortgage Association, Series 2012-135, Class IO, 0.688%, 1/16/2053(b)(c)(h)	3,362,292
4,145,021	Merrill Lynch Mortgage Investors Trust, Series 2006-1, Class 1A, 2.502%, 2/25/2036(c)	4,044,081

		8,351,313

	Construction Machinery — 1.3%
17,660,000	Caterpillar Financial Services Corp., MTN, 0.642%, 2/26/2016(b)(c)	17,655,038

	Consumer Cyclical Services — 0.2%
3,185,000	Interval Acquisition Corp., 5.625%, 4/15/2023, 144A	3,161,112

	Electric — 1.3%
4,205,000	Cia de Eletricidade do Estado da Bahia, 11.750%, 4/27/2016, 144A, (BRL)(b)	1,009,731
3,190,000	EDP Finance BV, 4.125%, 1/15/2020, 144A	3,197,337
12,170,000	Enel SpA, (fixed rate to 9/24/2023, variable rate thereafter), 8.750%, 9/24/2073, 144A(b)	13,858,588

		18,065,656

	Finance Companies — 2.6%
2,300,000	Air Lease Corp., 3.750%, 2/01/2022(b)	2,259,113
8,365,000	Air Lease Corp., 4.250%, 9/15/2024(b)	8,197,700
2,510,000	Aircastle Ltd., 5.500%, 2/15/2022	2,572,750
3,005,000	iStar, Inc., 4.000%, 11/01/2017	2,946,403
10,810,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.875%, 8/01/2021, 144A	9,837,100
10,575,000	Quicken Loans, Inc., 5.750%, 5/01/2025, 144A	10,072,687

		35,885,753

	Financial Other — 0.5%
6,780,000	Rialto Holdings LLC/Rialto Corp., 7.000%, 12/01/2018, 144A	6,881,700

	Food & Beverage — 1.0%
10,800,000	BRF S.A., 7.750%, 5/22/2018, 144A, (BRL)(b)	2,273,971
2,300,000	Cosan Luxembourg S.A., 9.500%, 3/14/2018, 144A, (BRL)	457,820
3,500,000	General Mills, Inc., 0.624%, 1/29/2016(b)(c)	3,499,545
6,980,000	PepsiCo, Inc., 0.565%, 7/17/2017(c)	6,974,207

		13,205,543

	Gaming — 0.7%
10,215,000	MGM Resorts International, 6.000%, 3/15/2023	10,138,387

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of December 31, 2015

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Government Owned – No Guarantee — 1.8%
$630,000	Corporacion Financiera de Desarrollo S.A., 3.250%, 7/15/2019, 144A(b)	$627,638
1,240,000	Corporacion Financiera de Desarrollo S.A., (fixed rate to 7/15/2024, variable rate thereafter), 5.250%, 7/15/2029, 144A(b)	1,218,300
18,670,000,000	Financiera de Desarrollo Territorial S.A. Findeter, 7.875%, 8/12/2024, 144A, (COP)(b)	5,161,183
13,230,000	Petrobras Global Finance BV, 5.625%, 5/20/2043	8,037,225
3,080,000	Petrobras Global Finance BV, 6.750%, 1/27/2041	1,971,200
4,695,000	Petrobras Global Finance BV, 6.875%, 1/20/2040	3,051,750
225,000	Petrobras Global Finance BV, 7.250%, 3/17/2044	151,875
700,000(††)	Petroleos Mexicanos, 7.650%, 11/24/2021, 144A, (MXN)(i)	3,967,553

		24,186,724

	Healthcare — 0.5%
5,965,000	Greatbatch Ltd., 9.125%, 11/01/2023, 144A	5,905,350
560,000	MEDNAX, Inc., 5.250%, 12/01/2023, 144A	562,800

		6,468,150

	Independent Energy — 3.4%
1,095,000	Antero Resources Corp., 5.125%, 12/01/2022	832,200
275,000	Antero Resources Corp., 5.375%, 11/01/2021	220,000
150,000	Baytex Energy Corp., 5.125%, 6/01/2021, 144A	100,875
665,000	Baytex Energy Corp., 5.625%, 6/01/2024, 144A	445,550
905,000	Bonanza Creek Energy, Inc., 5.750%, 2/01/2023	470,600
240,000	Bonanza Creek Energy, Inc., 6.750%, 4/15/2021	145,200
700,000	California Resources Corp., 5.500%, 9/15/2021	220,500
4,235,000	California Resources Corp., 6.000%, 11/15/2024	1,291,675
1,095,000	California Resources Corp., 8.000%, 12/15/2022, 144A	576,244
2,905,000	Chesapeake Energy Corp., 4.875%, 4/15/2022	806,312
110,000	Chesapeake Energy Corp., 6.125%, 2/15/2021	31,020
140,000	Chesapeake Energy Corp., 6.625%, 8/15/2020	40,600
800,000	Concho Resources, Inc., 5.500%, 10/01/2022	728,000
4,455,000	Concho Resources, Inc., 5.500%, 4/01/2023	4,120,875
295,000	Continental Resources, Inc., 3.800%, 6/01/2024	207,806
210,000	Continental Resources, Inc., 4.500%, 4/15/2023	150,876
11,465,000	Continental Resources, Inc., 5.000%, 9/15/2022(b)	8,455,437
3,415,000	Diamondback Energy, Inc., 7.625%, 10/01/2021	3,449,150
1,195,000	Halcon Resources Corp., 8.625%, 2/01/2020, 144A	824,550
4,519,000	Matador Resources Co., 6.875%, 4/15/2023	4,202,670
925,000	MEG Energy Corp., 6.375%, 1/30/2023, 144A	633,625
180,000	MEG Energy Corp., 6.500%, 3/15/2021, 144A	126,000
1,630,000	MEG Energy Corp., 7.000%, 3/31/2024, 144A	1,157,300
2,350,000	Noble Energy, Inc., 5.625%, 5/01/2021	2,298,739
1,285,000	Noble Energy, Inc., 5.875%, 6/01/2022	1,222,421
310,000	Noble Energy, Inc., 5.875%, 6/01/2024	296,634
1,260,000	Oasis Petroleum, Inc., 6.875%, 3/15/2022	806,400
7,460,000	OGX Austria GmbH, 8.375%, 4/01/2022, 144A(d)(j)	—
4,420,000	OGX Austria GmbH, 8.500%, 6/01/2018, 144A(d)(j)	—
4,430,000	RSP Permian, Inc., 6.625%, 10/01/2022, 144A	4,075,600

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of December 31, 2015

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Independent Energy — continued
$3,135,000	RSP Permian, Inc., 6.625%, 10/01/2022	$2,884,200
1,055,000	SM Energy Co., 5.000%, 1/15/2024	685,750
1,750,000	SM Energy Co., 6.125%, 11/15/2022	1,286,250
575,000	Ultra Petroleum Corp., 6.125%, 10/01/2024, 144A	130,813
400,000	Whiting Petroleum Corp., 5.000%, 3/15/2019	302,000
3,255,000	Whiting Petroleum Corp., 6.500%, 10/01/2018	2,465,663

		45,691,535

	Industrial Other — 0.2%
2,200,000	Alfa SAB de CV, 6.875%, 3/25/2044, 144A(b)	2,040,500

	Integrated Energy — 1.1%
2,935,000	BP Capital Markets PLC, 0.764%, 11/07/2016(b)(c)	2,930,885
6,595,000	Chevron Corp., 0.532%, 11/15/2017(b)(c)	6,564,175
7,020,000	Pacific Exploration and Production Corp., 5.125%, 3/28/2023, 144A	1,404,000
2,090,000	Pacific Exploration and Production Corp., 5.375%, 1/26/2019, 144A	397,100
3,310,000	Shell International Finance BV, 0.572%, 11/15/2016(b)(c)	3,307,537

		14,603,697

	Life Insurance — 0.8%
8,600,000	Assicurazioni Generali SpA, EMTN, (fixed rate to 12/12/2022, variable rate thereafter), 7.750%, 12/12/2042, (EUR)(b)	11,400,310

	Lodging — 0.4%
4,900,000	Wyndham Worldwide Corp., 5.100%, 10/01/2025	4,949,235

	Media Entertainment — 0.1%
27,290,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)(b)	1,319,517

	Metals & Mining — 0.1%
1,928,000	ArcelorMittal, 8.000%, 10/15/2039	1,315,860

	Midstream — 2.2%
4,345,000	Energy Transfer Partners LP, 6.125%, 12/15/2045	3,535,118
630,000	Enterprise Products Operating LLC, 3.700%, 2/15/2026	565,111
595,000	Kinder Morgan Energy Partners LP, 3.450%, 2/15/2023	494,124
835,000	Kinder Morgan Energy Partners LP, 3.500%, 9/01/2023	692,311
915,000	Kinder Morgan Energy Partners LP, 4.700%, 11/01/2042	643,843
255,000	Kinder Morgan Energy Partners LP, 5.000%, 3/01/2043	188,905
5,065,000	MPLX LP, 4.875%, 12/01/2024, 144A	4,545,838
785,000	NGL Energy Partners LP/NGL Energy Finance Corp., 5.125%, 7/15/2019	620,150
1,710,000	Regency Energy Partners LP/Regency Energy Finance Corp., 5.750%, 9/01/2020(b)	1,670,516
5,055,000	Sabine Pass Liquefaction LLC, 5.625%, 3/01/2025, 144A	4,277,794
180,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.250%, 11/15/2023	138,600
2,395,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.000%, 1/15/2018, 144A	2,215,375
690,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.250%, 5/01/2023	558,900
1,120,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.375%, 8/01/2022	966,000

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of December 31, 2015

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Midstream — continued
$6,015,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.750%, 3/15/2024, 144A	$5,127,787
1,310,000	Western Refining Logistics LP/WNRL Finance Corp., 7.500%, 2/15/2023	1,251,050
4,195,000	Williams Partners LP, 4.000%, 9/15/2025	3,141,052

		30,632,474

	Non-Agency Commercial Mortgage-Backed Securities — 5.1%
1,600,000	BLCP Hotel Trust, Series 2014-CLRN, Class D, 2.831%, 8/15/2029, 144A(b)(c)	1,565,374
1,600,000	BLCP Hotel Trust, Series 2014-CLRN, Class E, 4.001%, 8/15/2029, 144A(c)	1,601,290
3,442,048	BXHTL Mortgage Trust, Series 2015-DRMZ, Class M, 8.476%, 5/15/2018, 144A(c)(e)	3,442,048
4,565,000	CFCRE Commercial Mortgage Trust, Series 2011-C1, Class D, 5.871%, 4/15/2044, 144A(b)(c)	4,719,457
2,135,000	Commercial Mortgage Trust, Series 2014-FL5, Class SV4, 4.481%, 10/15/2031, 144A(c)(e)	2,131,055
462,434	Commercial Mortgage Trust, Series 2014-SAVA, Class A, 1.481%, 6/15/2034, 144A(b)(c)	461,331
855,000	Commercial Mortgage Trust, Series 2014-SAVA, Class B, 2.081%, 6/15/2034, 144A(b)(c)	852,311
1,605,000	Commercial Mortgage Trust, Series 2014-SAVA, Class C, 2.731%, 6/15/2034, 144A(b)(c)	1,598,428
3,700,000	Credit Suisse Mortgage Capital Certificates, Series 2015-TOWN, Class A, 1.581%, 3/15/2017, 144A(b)(c)	3,687,124
2,552,340	DBUBS Mortgage Trust, Series 2011-LC1A, Class E, 5.663%, 11/10/2046, 144A(b)(c)	2,688,837
1,300,000	Del Coronado Trust, Series 2013-HDMZ, Class M, 5.331%, 3/15/2018, 144A(c)(e)	1,297,660
7,430,000	Extended Stay America Trust, Series 2013-ESH7, Class D7, 5.053%, 12/05/2031, 144A(b)(c)	7,439,796
6,295,000	GS Mortgage Securities Trust, Series 2007-GG10, Class AM, 5.795%, 8/10/2045(c)	6,196,624
1,915,000	Hilton USA Trust, Series 2013-HLT, Class CFX, 3.714%, 11/05/2030, 144A(b)	1,916,421
1,460,000	Hilton USA Trust, Series 2013-HLT, Class DFX, 4.407%, 11/05/2030, 144A(b)	1,461,080
1,580,000	Hilton USA Trust, Series 2013-HLT, Class EFX, 4.453%, 11/05/2030, 144A(c)	1,579,377
1,520,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Class AM, 5.464%, 1/15/2049(b)(c)	1,548,361
3,090,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2015-SGP, Class D, 4.831%, 7/15/2036, 144A(c)	3,089,564
1,325,000	Morgan Stanley Capital I Trust, Series 2007-HQ12, Class AM, 5.723%, 4/12/2049(b)(c)	1,372,932
1,570,000	Morgan Stanley Capital I Trust, Series 2011-C2, Class D, 5.303%, 6/15/2044, 144A(b)(c)	1,634,467
2,125,000	Morgan Stanley Capital I Trust, Series 2011-C2, Class E, 5.303%, 6/15/2044, 144A(b)(c)	2,158,506
9,847,009	Motel 6 Trust, Series 2015-M6MZ, Class M, 8.230%, 2/05/2020, 144A(e)	9,722,937
2,280,000	SCG Trust, Series 2013-SRP1, Class B, 2.831%, 11/15/2026, 144A(b)(c)	2,280,332
2,200,000	SCG Trust, Series 2013-SRP1, Class C, 3.581%, 11/15/2026, 144A(b)(c)	2,205,844

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of December 31, 2015

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Non-Agency Commercial Mortgage-Backed Securities — continued
$700,000	SCG Trust, Series 2013-SRP1, Class D, 3.674%, 11/15/2026, 144A(b)(c)	$687,808
2,587,500	WFRBS Commercial Mortgage Trust, Series 2011-C2, Class D, 5.541%, 2/15/2044, 144A(b)(c)	2,717,954

		70,056,918

	Oil Field Services — 0.1%
1,125,000	Diamond Offshore Drilling, Inc., 4.875%, 11/01/2043	682,974
1,280,000	Noble Holding International Ltd., 5.250%, 3/15/2042	709,708

		1,392,682

	Packaging — 0.2%
2,120,000	Beverage Packaging Holdings Luxembourg II S.A./Beverage Packaging Holdings II Issuer, Inc., 6.000%, 6/15/2017, 144A	2,051,100

	Pharmaceuticals — 2.8%
7,500,000	AbbVie, Inc., 3.600%, 5/14/2025(b)	7,402,012
3,070,000	Johnson & Johnson, 0.482%, 11/28/2016(b)(c)	3,068,950
5,570,000	Merck & Co., Inc., 0.466%, 2/10/2017(b)(c)	5,565,951
3,175,000	Valeant Pharmaceuticals International, Inc., 5.500%, 3/01/2023, 144A	2,794,000
883,000	Valeant Pharmaceuticals International, Inc., 5.625%, 12/01/2021, 144A	812,360
11,056,000	Valeant Pharmaceuticals International, Inc., 5.875%, 5/15/2023, 144A	9,867,480
9,025,000	VRX Escrow Corp., 4.500%, 5/15/2023, 144A, (EUR)	8,508,368

		38,019,121

	Property & Casualty Insurance — 0.4%
5,435,000	Old Republic International Corp., 4.875%, 10/01/2024(b)	5,569,598

	REITs – Health Care — 0.2%
2,510,000	Healthcare Realty Trust, Inc., 3.875%, 5/01/2025(b)	2,427,687

	REITs – Hotels — 0.2%
2,105,000	Host Hotels & Resorts LP, 5.250%, 3/15/2022(b)	2,259,579

	REITs – Shopping Centers — 0.2%
3,225,000	Brixmor Operating Partnership LP, 3.850%, 2/01/2025(b)	3,133,355

	Retailers — 0.5%
5,490,000	Lowe’s Cos., Inc., 1.102%, 9/14/2018(c)	5,505,987
1,080,000	Phillips-Van Heusen Corp., 7.750%, 11/15/2023(b)	1,220,400

		6,726,387

	Technology — 4.1%
3,935,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	3,984,188
1,542,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	1,549,710
1,955,000	Alcatel-Lucent USA, Inc., 6.750%, 11/15/2020, 144A	2,060,081
2,415,000	Flextronics International Ltd., 4.750%, 6/15/2025, 144A	2,351,606
11,225,000	Hewlett Packard Enterprise Co., 4.900%, 10/15/2025, 144A(b)	11,007,392
10,955,000	Keysight Technologies, Inc., 4.550%, 10/30/2024	10,531,217
7,847,000	KLA-Tencor Corp., 4.650%, 11/01/2024(b)	7,895,290
3,565,000	Micron Technology, Inc., 5.250%, 1/15/2024, 144A	3,137,200
4,165,000	Micron Technology, Inc., 5.625%, 1/15/2026, 144A	3,602,725
3,890,000	Open Text Corp., 5.625%, 1/15/2023, 144A	3,851,100

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of December 31, 2015

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Technology — continued
$6,125,000	Verisk Analytics, Inc., 5.500%, 6/15/2045(b)	$5,847,930

		55,818,439

	Treasuries — 5.9%
80,915,242	U.S. Treasury Inflation Indexed Note, 0.125%, 4/15/2020(k)	79,883,815

	Wireless — 0.3%
4,295,000	Sprint Communications, Inc., 6.000%, 12/01/2016	4,286,947

	Wirelines — 0.4%
4,280,000	Frontier Communications Corp., 11.000%, 9/15/2025, 144A	4,237,200
10,085,000	Oi S.A., 9.750%, 9/15/2016, 144A, (BRL)	1,789,490

		6,026,690

	Total Non-Convertible Bonds (Identified Cost $1,131,965,917)	1,068,311,594

Convertible Bonds — 2.1%
	Building Materials — 0.0%
485,000	CalAtlantic Group, Inc., 0.250%, 6/01/2019	433,772

	Consumer Cyclical Services — 0.3%
2,860,000	Jarden Corp., 1.125%, 3/15/2034	3,508,862

	Consumer Products — 0.1%
2,020,000	Iconix Brand Group, Inc., 1.500%, 3/15/2018	994,850

	Diversified Operations — 0.0%
290,000	RWT Holdings, Inc., 5.625%, 11/15/2019	267,888

	Leisure — 0.3%
4,950,000	Rovi Corp., 0.500%, 3/01/2020, 144A	4,325,062

	Metals & Mining — 0.3%
3,140,000	RTI International Metals, Inc., 1.625%, 10/15/2019	3,212,613

	Midstream — 0.7%
4,385,000	Chesapeake Energy Corp., 2.500%, 5/15/2037	2,060,950
11,350,000	Whiting Petroleum Corp., 1.250%, 4/01/2020, 144A	7,718,000

		9,778,950

	Pharmaceuticals — 0.1%
1,265,000	BioMarin Pharmaceutical, Inc., 1.500%, 10/15/2020	1,690,356

	REITs – Mortgage — 0.1%
940,000	Redwood Trust, Inc., 4.625%, 4/15/2018	875,375

	Technology — 0.2%
1,125,000	Novellus Systems, Inc., 2.625%, 5/15/2041(b)	2,647,266

	Total Convertible Bonds (Identified Cost $33,640,668)	27,734,994

	Total Bonds and Notes (Identified Cost $1,165,606,585)	1,096,046,588

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of December 31, 2015

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
Senior Loans — 8.6%
	Aerospace & Defense — 0.5%
$2,704,670	Transdigm, Inc., 2015 Term Loan E, 3.500%, 5/14/2022(c)	$2,613,874
1,631,709	Transdigm, Inc., Term Loan C, 3.750%, 2/28/2020(c)	1,589,334
2,967,761	Transdigm, Inc., Term Loan D, 3.750%, 6/04/2021(c)	2,886,148

		7,089,356

	Automotive — 0.4%
1,627,400	Gates Global, Inc., Term Loan B, 4.250%, 7/05/2021(c)	1,522,775
2,351,994	IBC Capital Ltd., 1st Lien Term Loan, 4.750%, 9/09/2021(c)	2,116,794
1,974,018	Visteon Corp., Delayed Draw Term Loan B, 3.500%, 4/09/2021(c)	1,956,133

		5,595,702

	Building Materials — 0.7%
1,352,974	ABC Supply Co., Inc., Term Loan, 3.500%, 4/16/2020(c)	1,339,864
2,032,274	Continental Building Products LLC, 1st Lien Term Loan, 4.000%, 8/28/2020(c)	1,985,287
1,359,702	HD Supply, Inc., 2015 Term Loan B, 3.750%, 8/13/2021(c)	1,324,581
1,417,108	Ply Gem Industries, Inc., Term Loan, 4.000%, 2/01/2021(c)	1,388,766
3,278,963	Quikrete Holdings, Inc., 1st Lien Term Loan, 4.000%, 9/28/2020(c)	3,236,959

		9,275,457

	Cable Satellite — 0.2%
2,218,593	Virgin Media Investment Holdings Ltd., USD Term Loan F, 3.500%, 6/30/2023(c)	2,169,718

	Chemicals — 0.1%
429,408	Emerald Performance Materials LLC, New 1st Lien Term Loan, 4.500%, 8/01/2021(c)	419,480
1,170,000	MacDermid, Inc., USD 1st Lien Term Loan, 5.500%, 6/07/2020(c)	1,131,250
2,057	Royal Holdings, Inc., 2015 1st Lien Term Loan, 4.500%, 6/19/2022(c)	2,017

		1,552,747

	Consumer Cyclical Services — 0.5%
6,331,511	ServiceMaster Co., 2014 Term Loan B, 4.250%, 7/01/2021(c)	6,252,367

	Consumer Products — 0.1%
2,005,371	SRAM LLC, New Term Loan B, 4.016%, 4/10/2020(l)	1,652,767

	Diversified Manufacturing — 0.1%
832,552	Entegris, Inc., Term Loan B, 3.500%, 4/30/2021(c)	822,145
92,368	WESCO Distribution, Inc., Term Loan B, 3.750%, 12/12/2019(c)	91,444

		913,589

	Electric — 0.1%
1,804,725	Calpine Construction Finance Co. LP, Original Term Loan B1, 3.000%, 5/03/2020(c)	1,694,186

	Financial Other — 0.1%
1,207,967	Grosvenor Capital Management Holdings LLP, New Term Loan B, 3.750%, 1/04/2021(c)	1,161,666
532,227	Harbourvest Partners LLC, New Term Loan, 3.250%, 2/04/2021(c)	524,243

		1,685,909

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of December 31, 2015

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Health Insurance — 0.2%
$2,970,777	Sedgwick Claims Management Services, Inc., 1st Lien Term Loan, 3.750%, 3/01/2021(c)	$2,844,519

	Healthcare — 0.1%
1,477,500	Ortho-Clinical Diagnostics, Inc., Term Loan B, 4.750%, 6/30/2021(c)	1,246,641

	Industrial Other — 1.0%
1,078,041	Brickman Group Ltd. LLC, 1st Lien Term Loan, 4.000%, 12/18/2020(c)	1,041,905
2,292,220	Crosby U.S. Acquisition Corp., 1st Lien Term Loan, 4.000%, 11/23/2020(c)	1,787,932
5,248,329	Generac Power Systems, Inc., Term Loan B, 3.500%, 5/31/2020(c)	5,134,598
1,910,837	Pinnacle Operating Corp., Term Loan, 4.750%, 11/15/2018(c)	1,815,295
1,226,925	Sterigenics-Nordion Holdings LLC, 2015 Term Loan B, 4.250%, 5/15/2022(c)	1,190,117
2,970,000	USAGM HoldCo LLC, 2015 Term Loan, 4.750%, 7/28/2022(c)	2,825,212

		13,795,059

	Midstream — 0.2%
1,002,817	Energy Transfer Equity LP, 2015 Term Loan, 4.000%, 12/02/2019(c)	897,521
1,598,385	Energy Transfer Equity LP, New Term Loan, 3.250%, 12/02/2019(c)	1,427,134

		2,324,655

	Natural Gas — 0.1%
965,201	Southcross Energy Partners LP, 1st Lien Term Loan, 5.250%, 8/04/2021(c)	728,727

	Other Utility — 0.2%
3,160,323	PowerTeam Services LLC, 1st Lien Term Loan, 4.250%, 5/06/2020(c)	3,068,137

	Packaging — 0.1%
1,757,540	Signode Industrial Group U.S., Inc., USD Term Loan B, 3.750%, 5/01/2021(c)	1,691,633

	Pharmaceuticals — 0.4%
2,225,372	Amneal Pharmaceuticals LLC, New Term Loan, 4.501%, 11/01/2019(l)	2,179,752
3,915,325	Jaguar Holding Co. II, 2015 Term Loan B, 4.250%, 8/18/2022(c)	3,797,865

		5,977,617

	Property & Casualty Insurance — 0.5%
3,038,873	HUB International Ltd., Term Loan B, 4.000%, 10/02/2020(c)	2,860,339
1,478,825	Hyperion Insurance Group Ltd., 2015 Term Loan B, 5.500%, 4/29/2022(c)	1,456,642
3,319,468	Vertafore, Inc., 1st Lien Term Loan, 4.250%, 10/03/2019(c)	3,281,427

		7,598,408

	Refining — 0.2%
2,534,605	Western Refining, Inc., Term Loan B, 4.250%, 11/12/2020(c)	2,445,894

	Retailers — 0.4%
319,365	Hillman Group, Inc. (The), Term Loan B, 4.500%, 6/30/2021(c)	307,989
3,146,570	PetSmart, Inc., Term Loan B, 4.250%, 3/11/2022(c)	3,059,252
1,886,955	Talbots, Inc. (The), 1st Lien Term Loan, 5.500%, 3/19/2020(c)	1,773,738

		5,140,979

	Technology — 1.3%
2,839,425	Aptean, Inc., 1st Lien Term Loan, 5.250%, 2/26/2020(c)	2,768,439
3,635,000	Avago Technologies Cayman Ltd., USD 2015 Term Loan B, 11/06/2022(m)	3,591,853

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of December 31, 2015

Loomis Sayles Strategic Alpha Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Technology — continued
$1,223,850	Dell International LLC, USD Term Loan B2, 4.000%, 4/29/2020(c)	$1,214,010
600,000	Equinix, Inc., USD Term Loan, 11/20/2022(m)	601,500
3,030,045	Infor (U.S.), Inc., USD Term Loan B5, 3.750%, 6/03/2020(c)	2,838,152
3,251,462	IQOR U.S., Inc., Term Loan B, 6.000%, 4/01/2021(c)	2,563,225
2,518,411	MA FinanceCo. LLC, Term Loan B, 5.250%, 11/19/2021(c)	2,492,447
1,432,038	NXP BV, Term Loan D, 3.250%, 1/11/2020(c)	1,411,989

		17,481,615

	Transportation Services — 0.1%
775,139	FPC Holdings, Inc., 1st Lien Term Loan, 5.250%, 11/19/2019(c)	623,987
515,305	OSG Bulk Ships, Inc., Exit Term Loan, 5.250%, 8/05/2019(c)	493,404

		1,117,391

	Wireless — 0.1%
1,349,450	SBA Senior Finance II LLC, Term Loan B1, 3.250%, 3/24/2021(c)	1,319,087

	Wirelines — 0.9%
2,840,725	Communications Sales & Leasing, Inc., Term Loan B, 5.000%, 10/24/2022(c)	2,617,899
3,513,450	Integra Telecom, Inc., 2015 1st Lien Term Loan, 5.250%, 8/14/2020(c)	3,390,479
1,082,801	Level 3 Financing, Inc., 2015 Term Loan B2, 3.500%, 5/31/2022(c)	1,064,664
1,986,567	LTS Buyer LLC, 1st Lien Term Loan, 4.000%, 4/13/2020(c)	1,929,950
1,600,000	Sable International Finance Ltd., Term Loan B1, 11/23/2022(m)	1,564,496
1,310,000	Sable International Finance Ltd., Term Loan B2, 11/23/2022(m)	1,280,931
1,077,278	Zayo Group LLC, Term Loan B, 3.750%, 5/06/2021(c)	1,057,844

		12,906,263

	Total Senior Loans (Identified Cost $122,535,013)	117,568,423

Loan Participations — 0.2%
	ABS Other — 0.2%
2,470,313	Rise Ltd., Series 2014-1, Class A, 4.750%, 2/15/2039 (c)(e) (Identified Cost $2,488,840)	2,445,609

Shares
Preferred Stocks — 0.5%
Non-Convertible Preferred Stock — 0.3%
	Cable Satellite — 0.3%
4,040,000	NBCUniversal Enterprise, Inc., 5.250%, 144A(b) (Identified Cost $4,040,000)	4,282,400

Convertible Preferred Stocks — 0.2%
	Electric — 0.2%
17,432	Dominion Resources, Inc., 6.375%(b)	838,131
11,055	Dominion Resources, Inc., Series A, 6.125%(b)	586,799

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of December 31, 2015

Loomis Sayles Strategic Alpha Fund – (continued)

Shares	Description	Value (†)
	Electric — continued
9,938	Dominion Resources, Inc., Series B, 6.000%(b)	$533,372

		1,958,302

	Total Convertible Preferred Stocks (Identified Cost $1,953,555)	1,958,302

	Total Preferred Stocks (Identified Cost $5,993,555)	6,240,702

Common Stocks — 0.1%
	Energy Equipment & Services — 0.1%
35,206	Halliburton Co.	1,198,412

	Oil, Gas & Consumable Fuels — 0.0%
188,463	OGX Petroleo e Gas S.A., Sponsored ADR(d)(e)(f)	—

	Total Common Stocks (Identified Cost $1,500,770)	1,198,412

Exchange-Traded Funds — 1.3%
221,313	iShares® iBoxx $ High Yield Corporate Bond ETF (Identified Cost $17,516,117)	17,833,402

Other Investments — 0.6%
	Aircraft ABS — 0.6%
900	ECAF I Blocker Ltd.(d)(e) (Identified Cost $9,000,000)	8,820,000

Shares/ Units of Currency(†††)
Purchased Options — 0.0%
	Options on Securities — 0.0%
247,200	SPDR® S&P 500® ETF Trust, Call expiring February 19, 2016 at 209 (Identified Cost $566,685)	540,132

	Over-the-Counter Options on Currency — 0.0%
64,050,000	CNH Call, expiring January 19, 2016 at 6.2123(n) (Identified Cost $163,968)	769

	Total Purchased Options (Identified Cost $730,653)	540,901

Notional Amount (†††)
Purchased Swaptions — 0.2%
	Interest Rate Swaptions — 0.2%
$336,950,000	1-year Interest Rate Swap Put, expiring 08/16/2016, Pay 28-day TIIE, Receive MXN 4.900%(o)	101,573

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of December 31, 2015

Loomis Sayles Strategic Alpha Fund – (continued)

Notional Amount (†††)	Description	Value (†)
	Interest Rate Swaptions — continued
$1,225,000,000	1-year Interest Rate Swap Put, expiring 08/17/2016, Pay 28-day TIIE, Receive MXN 4.890%(p)	$363,893
1,570,000,000	1-year Interest Rate Swap Put, expiring 9/12/2016, Pay 28-day TIIE, Receive MXN 4.910%(n)	460,209
130,200,000	10-year Interest Rate Swap Call, expiring 9/19/2016, Pay 2.570%, Receive 3-month LIBOR(n)	1,930,358

	Total Purchased Swaptions (Identified Cost $4,923,772)	2,856,033

Principal Amount (‡)
Short-Term Investments — 6.0%
325,344	Repurchase Agreement with State Street Bank and Trust Company, dated 12/31/2015 at 0.000% to be repurchased at $325,344 on 1/04/2016 collateralized by $328,100 U.S. Treasury Note, 1.500% due 8/31/2018 valued at $331,928 including accrued interest (Note 2 of Notes to Financial Statements)	325,344
72,344,720	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/2015 at 0.030% to be repurchased at $72,344,961 on 1/04/2016 collateralized by $39,000,000 Federal Home Loan Mortgage, 2.375% due 6/10/2022 valued at $39,273,388; $730,000 U.S. Treasury Note, 1.750% due 12/31/2020 valued at $729,088; $24,395,000 U.S. Treasury Note, 1.750% due 3/31/2022 valued at $24,090,063; $9,230,000 U.S. Treasury Note, 2.750% due 2/15/2024 valued at $9,703,038 including accrued interest (Note 2 of Notes to Financial Statements)	72,344,720
9,400,000	U.S. Treasury Bills, 0.130%, 1/14/2016(q)(r)	9,399,709

	Total Short-Term Investments (Identified Cost $82,069,623)	82,069,773

	Total Investments — 98.0% (Identified Cost $1,412,364,928)(a)	1,335,619,843
	Other assets less liabilities — 2.0%	26,611,419

	Net Assets — 100.0%	$1,362,231,262

Notional Amount(†††)
Written Swaptions — (0.0%)
	Interest Rate Swaptions — (0.0%)
$130,200,000	10-year Interest Rate Swap Call, expiring 9/19/2016, Pay 3-month LIBOR, Receive 3.070% (n) (Premiums Received $1,783,740)	$(578,804)

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(†††)	Interest rate swaptions are expressed as notional amount. Options on currency are expressed as units of currency. Options on securities are expressed as shares.

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of December 31, 2015

Loomis Sayles Strategic Alpha Fund – (continued)

(a)	Federal Tax Information:
At December 31, 2015, the net unrealized depreciation on investments based on a cost of $1,412,738,023 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$9,450,237
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(86,568,417)

	Net unrealized depreciation	$(77,118,180)

(b)	All of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts, futures contracts, swap agreements or swaptions.
(c)	Variable rate security. Rate as of December 31, 2015 is disclosed.
(d)	Fair valued by the Fund’s adviser. At December 31, 2015, the value of these securities amounted to $21,106,978 or 1.5% of net assets. See Note 2 of Notes to Financial Statements.
(e)	Illiquid security. At December 31, 2015, the value of these securities amounted to $38,184,910 or 2.8% of net assets. Illiquid securities are deemed to be fair valued pursuant to the Fund’s pricing policies and procedures. See Note 2 of Notes to Financial Statements.
(f)	Non-income producing security.
(g)	Perpetual bond with no specified maturity date.
(h)	Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the outstanding par amount of the pool held as of the end of the period.
(i)	A portion of this security has been designated to cover the Fund’s obligations under open forward foreign currency contracts, futures contracts, swap agreements or swaptions.
(j)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(k)	Treasury Inflation Protected Security (TIPS).
(l)	Variable rate security. Rate shown represents the weighted average rate of underlying contracts at December 31, 2015.
(m)	Position is unsettled. Contract rate was not determined at December 31, 2015 and does not take effect until settlement date. Maturity date is not finalized until settlement date.
(n)	Counterparty is Bank of America, N.A.
(o)	Counterparty is JPMorgan Chase Bank, N.A.
(p)	Counterparty is Deutsche Bank AG.
(q)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(r)	All of this security has been pledged as initial margin for open futures contracts.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the value of Rule 144A holdings amounted to $454,088,921 or 33.3% of net assets.
ABS	Asset-Backed Securities
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
EMTN	Euro Medium Term Note
ETF	Exchange-Traded Fund
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REITs	Real Estate Investment Trusts
TIIE	Tasa de Interes de Equilibrio — Equilibrium Interbank Interest Rate

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of December 31, 2015

Loomis Sayles Strategic Alpha Fund – (continued)

BRL	Brazilian Real
CNH	Chinese Yuan Renminbi Offshore
COP	Colombian Peso
EUR	Euro
MXN	Mexican Peso
USD	U.S. Dollar
ZAR	South African Rand

At December 31, 2015, the Fund had the following open bilateral credit default swap agreements:

Buy Protection
Counterparty	Reference Obligation	(Pay)/ Receive Fixed Rate	Expiration Date	Notional Value(‡)	Unamortized Up Front Premium Paid/ (Received)	Market Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	CDX.EM* Series 24, 5-Year	(1.00%)	12/20/2020	$1,318,000	$170,600	$146,795	$(23,805)
Barclays Bank PLC	Republic of Turkey	(1.00%)	9/20/2020	7,300,000	552,595	508,722	(43,873)
Deutsche Bank AG	CDX.EM* Series 24, 5-Year	(1.00%)	12/20/2020	27,146,000	3,500,831	3,023,443	(477,388)

Total						$3,678,960	$(545,066)

(‡)	Notional value stated in U.S. dollars unless otherwise noted.
*	CDX.EM is an index composed of emerging market credit default swaps.

At December 31, 2015, the Fund had the following open bilateral interest rate swap agreements:

Counterparty	Notional Value	Currency	Expiration Date	Fund Pays	Fund Receives	Market Value[1]
Bank of America, N.A.	36,000,000	ZAR	05/8/2025	7.950%	3-month SAFEX-JIBAR	$215,169
Barclays Bank PLC	291,000,000	ZAR	05/5/2025	7.950%	3-month SAFEX-JIBAR	1,738,028
JPMorgan Chase Bank, N.A.	57,120,000	ZAR	04/17/2025	7.720%	3-month SAFEX-JIBAR	392,629

Total						$2,345,826

1 There are no up front payments on interest rate swap agreements; therefore unrealized appreciation (depreciation) is equal to market value.

JIBAR	Johannesburg Interbank Agreed Rate
SAFEX	South African Futures Exchange

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of December 31, 2015

Loomis Sayles Strategic Alpha Fund – (continued)

At December 31, 2015, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units of Currency	Notional Value	Unrealized Appreciation (Depreciation)
Sell[1]	1/11/2016	Brazilian Real	27,700,000	$6,987,274	$262,137
Sell[1]	2/02/2016	Brazilian Real	85,675,000	21,442,672	315,506
Buy[1]	2/01/2016	Chilean Peso	15,300,000,000	21,524,285	(435,126)
Buy[2]	1/29/2016	Colombian Peso	46,000,000,000	14,455,222	629,991
Sell[2]	1/22/2016	Colombian Peso	18,400,000,000	5,786,196	(312,124)
Buy[1]	1/04/2016	Euro	26,000,000	28,255,495	(170,045)
Sell[1]	1/04/2016	Euro	26,000,000	28,255,495	(713,435)
Sell[3]	1/25/2016	Euro	8,389,000	9,121,284	25,914
Sell[2]	1/29/2016	Euro	9,845,000	10,705,413	109,004
Sell[1]	2/01/2016	Euro	26,000,000	28,274,344	169,527
Buy[1]	2/01/2016	Hungarian Forint	7,777,600,000	26,785,579	(420,242)
Sell[2]	1/19/2016	Indonesian Rupiah	196,800,000,000	14,233,430	(305,617)
Buy[1]	1/29/2016	Mexican Peso	159,000,000	9,209,694	13,627
Sell[4]	1/25/2016	Mexican Peso	11,230,986	650,714	6,369
Sell[1]	1/21/2016	New Taiwan Dollar	1,192,000,000	36,291,880	(82,889)
Sell[1]	1/14/2016	South Korean Won	25,000,000,000	21,315,705	(147,203)
Sell[1]	9/19/2016	Yuan Renminbi	235,000,000	35,711,175	(83,522)

Total					$(1,138,128)

1 Counterparty is Bank of America, N.A.

2 Counterparty is Credit Suisse International

3 Counterparty is Deutsche Bank AG

4 Counterparty is Morgan Stanley & Co.

At December 31, 2015, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
E-mini S&P 500®	3/18/2016	417	$42,440,175	$(475,182)
Eurodollar	12/19/2016	1,398	345,201,150	(336,288)
Eurodollar	12/18/2017	1,420	348,698,750	(387,728)

Total				$(1,199,198)

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of December 31, 2015

Loomis Sayles Strategic Alpha Fund – (continued)

Industry Summary at December 31, 2015

ABS Home Equity	11.4%
Banking	7.1
Treasuries	5.9
Technology	5.6
Non-Agency Commercial Mortgage-Backed Securities	5.1
ABS Credit Card	4.9
Automotive	3.9
ABS Other	3.5
Independent Energy	3.4
Pharmaceuticals	3.3
Midstream	3.1
Cable Satellite	2.9
Finance Companies	2.6
Airlines	2.6
Other Investments, less than 2% each	26.7
Short-Term Investments	6.0

Total Investments	98.0
Other assets less liabilities (including open written swaptions, swap agreements, forward foreign currency contracts and futures contracts)	2.0

Net Assets	100.0%

See accompanying notes to financial statements.

|  44

Statements of Assets and Liabilities

December 31, 2015

	Gateway Equity Call Premium Fund	Loomis Sayles Strategic Alpha Fund
ASSETS
Investments at cost	$50,316,339	$1,412,364,928
Net unrealized appreciation (depreciation)	1,670,752	(76,745,085)

Investments at value	51,987,091	1,335,619,843
Cash	2,374,448	292,939
Due from brokers (Note 2)	—	4,970,000
Foreign currency at value (identified cost $0 and $10,005,923, respectively)	—	9,977,573
Receivable for Fund shares sold	578,258	9,284,811
Receivable for securities sold	—	5,078,591
Collateral received for open forward foreign currency contracts, options, swaptions or swap agreements (Notes 2 and 4)	—	10,266,796
Dividends and interest receivable	68,290	8,324,654
Unrealized appreciation on bilateral swap agreements (Note 2)	—	2,345,826
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	1,532,075
Tax reclaims receivable	—	11,192
Receivable for variation margin on futures contracts (Note 2)	—	274,987
Unamortized upfront premiums paid on bilateral swap agreements (Note 2)	—	4,224,026
Fees receivable on swap agreements (Note 2)	—	271,052

TOTAL ASSETS	55,008,087	1,392,474,365

LIABILITIES
Options/swaptions written, at value (premiums received $1,260,695 and $1,783,740, respectively) (Note 2)	625,660	578,804
Payable for securities purchased	—	7,778,484
Unrealized depreciation on bilateral swap agreements (Note 2)	—	545,066
Payable for Fund shares redeemed	51,717	6,917,005
Unrealized depreciation on forward foreign currency contracts (Note 2)	—	2,670,203
Due to brokers (Note 2)	—	10,266,796
Fees payable on swap agreements (Note 2)	—	346,134
Management fees payable (Note 6)	10,093	837,945
Deferred Trustees’ fees (Note 6)	13,232	72,617
Administrative fees payable (Note 6)	1,929	52,711
Payable to distributor (Note 6d)	294	9,362
Other accounts payable and accrued expenses	79,755	167,976

TOTAL LIABILITIES	782,680	30,243,103

NET ASSETS	$54,225,407	$1,362,231,262

NET ASSETS CONSIST OF:
Paid-in capital	$53,728,774	$1,486,904,050
Undistributed (Distributions in excess of) net investment income	(7,362)	517,945
Accumulated net realized loss on investments, futures contracts, options/swaptions written, swap agreements and foreign currency transactions	(1,801,792)	(49,003,321)
Net unrealized appreciation (depreciation) on investments, futures contracts, options/swaptions written, swap agreements and foreign currency translations	2,305,787	(76,187,412)

NET ASSETS	$54,225,407	$1,362,231,262

See accompanying notes to financial statements.

45  |

Statements of Assets and Liabilities (continued)

December 31, 2015

	Gateway Equity Call Premium Fund	Loomis Sayles Strategic Alpha Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$3,854,766	$116,054,948

Shares of beneficial interest	377,249	12,279,607

Net asset value and redemption price per share	$10.22	$9.45

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$10.84	$9.87

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$36,797	$62,453,328

Shares of beneficial interest	3,599	6,631,073

Net asset value and offering price per share	$10.22	$9.42

Class Y shares:
Net assets	$50,333,844	$1,183,722,986

Shares of beneficial interest	4,924,072	125,402,405

Net asset value, offering and redemption price per share	$10.22	$9.44

See accompanying notes to financial statements.

|  46

Statements of Operations

For the Year Ended December 31, 2015

	Gateway Equity Call Premium Fund	Loomis Sayles Strategic Alpha Fund
INVESTMENT INCOME
Interest	$186	$51,134,804
Dividends	913,527 (a)	2,786,837
Less net foreign taxes withheld	(294)	(7,412)

	913,419	53,914,229

Expenses
Management fees (Note 6)	232,300	10,040,921
Service and distribution fees (Note 6)	7,606	950,528
Administrative fees (Note 6)	15,344	614,244
Trustees’ fees and expenses (Note 6)	18,362	39,486
Transfer agent fees and expenses (Note 6)	21,945	991,625
Audit and tax services fees	50,087	86,834
Custodian fees and expenses	120,613	173,116
Legal fees	417	21,617
Registration fees	48,502	102,092
Shareholder reporting expenses	995	65,066
Miscellaneous expenses	10,525	60,476

Total expenses	526,696	13,146,005
Less waiver and/or expense reimbursement (Note 6)	(178,854)	—

Net expenses	347,842	13,146,005

Net investment income	565,577	40,768,224

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS/SWAPTIONS WRITTEN, SWAP AGREEMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	(1,953,636)	(6,674,958)
Futures contracts	—	(410,585)
Options/swaptions written	648,630	2,330,871
Swap agreements	—	(927,858)
Foreign currency transactions	(4)	15,049,641
Net change in unrealized appreciation (depreciation) on:
Investments	1,243,992	(72,780,106)
Futures contracts	—	2,165,697
Options/swaptions written	568,295	931,000
Swap agreements	—	1,589,679
Foreign currency translations	—	(5,246,777)

Net realized and unrealized gain (loss) on investments, futures contracts, options/swaptions written, swap agreements and foreign currency transactions	507,277	(63,973,396)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,072,854	$(23,205,172)

(a)	Includes a non-recurring dividend of $144,050 recognized as part of a merger transaction involving two of the Fund’s portfolio securities. The Fund’s cost basis in the new securities received in the merger was increased by this amount. There was no impact to the Fund’s net asset value.

See accompanying notes to financial statements.

47  |

Statements of Changes in Net Assets

	Gateway Equity Call Premium Fund		Loomis Sayles Strategic Alpha Fund
	Year Ended December 31, 2015	Period Ended December 31, 2014(a)	Year Ended December 31, 2015	Year Ended December 31, 2014
FROM OPERATIONS:
Net investment income	$565,577	$30,945	$40,768,224	$38,148,683
Net realized gain (loss) on investments, futures contracts, options/swaptions written, swap agreements and foreign currency transactions	(1,305,010)	(507,890)	9,367,111	(1,418,567)
Net change in unrealized appreciation (depreciation) on investments, futures contracts, options/swaptions written, swap agreements and foreign currency translations	1,812,287	493,500	(73,340,507)	(7,982,537)

Net increase (decrease) in net assets resulting from operations	1,072,854	16,555	(23,205,172)	28,747,579

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(39,013)	(379)	(4,059,682)	(4,068,797)
Class C	(187)	(2)	(1,842,482)	(1,878,950)
Class Y	(520,001)	(54,347)	(47,419,979)	(37,780,827)

Total distributions	(559,201)	(54,728)	(53,322,143)	(43,728,574)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	32,799,930	20,949,997	74,883,671	139,284,341

Net increase (decrease) in net assets	33,313,583	20,911,824	(1,643,644)	124,303,346
NET ASSETS
Beginning of the year	20,911,824	—	1,363,874,906	1,239,571,560

End of the year	$54,225,407	$20,911,824	$1,362,231,262	$1,363,874,906

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$(7,362)	$(2,278)	$517,945	$6,428,340

(a)	From commencement of operations on September 30, 2014 through December 31, 2014.

See accompanying notes to financial statements.

|  48

Financial Highlights

For a share outstanding throughout each period.

	Gateway Equity Call Premium Fund—Class A
	Year Ended December 31, 2015		Period Ended December 31, 2014*
Net asset value, beginning of the period	$9.96		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.15	(b)	0.02
Net realized and unrealized gain (loss)	0.24		(0.02)

Total from Investment Operations	0.39		0.00	(c)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.13)		(0.04)
Net realized capital gains	—		—

Total Distributions	(0.13)		(0.04)

Net asset value, end of the period	$10.22		$9.96

Total return(d)(e)	3.90%		0.00	%(f)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$3,855		$96
Net expenses(g)	1.20%		1.20	%(h)
Gross expenses	1.70%		3.69	%(h)
Net investment income	1.47	%(b)	0.84	%(h)
Portfolio turnover rate	38%		7%

*	From commencement of operations on September 30, 2014 through December 31, 2014.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.10 and the ratio of net investment income to average net assets would have been 0.98%.
(c)	Amount rounds to less than $0.01 per share.
(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	Periods less than one year are not annualized.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(h)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

49  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Gateway Equity Call Premium Fund—Class C
	Year Ended December 31, 2015		Period Ended December 31, 2014*
Net asset value, beginning of the period	$9.97		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.09	(b)	0.00	(c)
Net realized and unrealized gain (loss)	0.22		(0.01)

Total from Investment Operations	0.31		(0.01)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.06)		(0.02)
Net realized capital gains	—		—

Total Distributions	(0.06)		(0.02)

Net asset value, end of the period	$10.22		$9.97

Total return(d)(e)	3.07%		(0.12	)%(f)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$37		$1
Net expenses(g)	1.95%		1.95	%(h)
Gross expenses	2.40%		4.37	%(h)
Net investment income	0.85	%(b)	0.01	%(h)
Portfolio turnover rate	38%		7%

*	From commencement of operations on September 30, 2014 through December 31, 2014.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.07 and the ratio of net investment income to average net assets would have been 0.72%.
(c)	Amount rounds to less than $0.01 per share.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	Periods less than one year are not annualized.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(h)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  50

Financial Highlights (continued)

For a share outstanding throughout each period.

	Gateway Equity Call Premium Fund—Class Y
	Year Ended December 31, 2015		Period Ended December 31, 2014*
Net asset value, beginning of the period	$9.97		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.16	(b)	0.02
Net realized and unrealized gain (loss)	0.24		(0.01)

Total from Investment Operations	0.40		0.01

LESS DISTRIBUTIONS FROM:
Net investment income	(0.15)		(0.04)
Net realized capital gains	—		—

Total Distributions	(0.15)		(0.04)

Net asset value, end of the period	$10.22		$9.97

Total return(c)	4.03%		0.13	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$50,334		$20,815
Net expenses(e)	0.95%		0.95	%(f)
Gross expenses	1.45%		3.54	%(f)
Net investment income	1.59	%(b)	0.99	%(f)
Portfolio turnover rate	38%		7%

*	From commencement of operations on September 30, 2014 through December 31, 2014.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.12 and the ratio of net investment income to average net assets would have been 1.20%.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

51  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Strategic Alpha Fund—Class A
	Year Ended December 31, 2015	Year Ended December 31, 2014		Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net asset value, beginning of the period	$9.96	$10.06		$10.20	$9.34	$10.06

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.26	0.29	(b)	0.37	0.37	0.34
Net realized and unrealized gain (loss)	(0.42)	(0.07)		(0.28)	0.77	(0.75)

Total from Investment Operations	(0.16)	0.22		0.09	1.14	(0.41)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.35)	(0.32)		(0.23)	(0.28)	(0.31)
Net realized capital gains	—	—		—	—	(0.00	)(c)

Total Distributions	(0.35)	(0.32)		(0.23)	(0.28)	(0.31)

Net asset value, end of the period	$9.45	$9.96		$10.06	$10.20	$9.34

Total return(d)	(1.68)%	2.24	%(b)	0.96%	12.24%	(3.90)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$116,055	$104,056		$177,339	$80,704	$130,662
Net expenses	1.10%	1.10%		1.11%	1.12%	1.15	%(e)
Gross expenses	1.10%	1.10%		1.11%	1.12%	1.15	%(e)
Net investment income	2.66%	2.90	%(b)	3.68%	3.77%	3.50%
Portfolio turnover rate	72%	87%		115%	116%	141%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.28, total return would have been 2.14% and the ratio of net investment income to average net assets would have been 2.81%.
(c)	Amount rounds to less than $0.01 per share.
(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	Includes fee/expense recovery of less than 0.01%.

See accompanying notes to financial statements.

|  52

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Strategic Alpha Fund—Class C
	Year Ended December 31, 2015	Year Ended December 31, 2014		Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net asset value, beginning of the period	$9.93	$10.03		$10.16	$9.31	$10.05

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.19	0.21	(b)	0.30	0.30	0.28
Net realized and unrealized gain (loss)	(0.43)	(0.06)		(0.28)	0.76	(0.77)

Total from Investment Operations	(0.24)	0.15		0.02	1.06	(0.49)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.27)	(0.25)		(0.15)	(0.21)	(0.25)
Net realized capital gains	—	—		—	—	(0.00	)(c)

Total Distributions	(0.27)	(0.25)		(0.15)	(0.21)	(0.25)

Net asset value, end of the period	$9.42	$9.93		$10.03	$10.16	$9.31

Total return(d)	(2.44)%	1.47	%(b)	0.22%	11.44%	(4.69)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$62,453	$71,215		$91,694	$67,748	$77,398
Net expenses	1.85%	1.85%		1.86%	1.87%	1.89	%(e)
Gross expenses	1.85%	1.85%		1.86%	1.87%	1.89	%(e)
Net investment income	1.91%	2.13	%(b)	2.96%	3.05%	2.82%
Portfolio turnover rate	72%	87%		115%	116%	141%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.21, total return would have been 1.37% and the ratio of net investment income to average net assets would have been 2.05%.
(c)	Amount rounds to less than $0.01 per share.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	Includes fee/expense recovery of less than 0.01%.

See accompanying notes to financial statements.

53  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Strategic Alpha Fund—Class Y
	Year Ended December 31, 2015	Year Ended December 31, 2014		Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Net asset value, beginning of the period	$9.95	$10.05		$10.19	$9.33	$10.05

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.29	0.31	(b)	0.40	0.41	0.37
Net realized and unrealized gain (loss)	(0.43)	(0.06)		(0.29)	0.76	(0.75)

Total from Investment Operations	(0.14)	0.25		0.11	1.17	(0.38)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.37)	(0.35)		(0.25)	(0.31)	(0.34)
Net realized capital gains	—	—		—	—	(0.00	)(c)

Total Distributions	(0.37)	(0.35)		(0.25)	(0.31)	(0.34)

Net asset value, end of the period	$9.44	$9.95		$10.05	$10.19	$9.33

Total return	(1.43)%	2.52	%(b)	1.19%	12.57%	(3.78)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,183,723	$1,188,605		$970,539	$497,648	$273,335
Net expenses	0.85%	0.85%		0.86%	0.87%	0.90	%(d)
Gross expenses	0.85%	0.85%		0.86%	0.87%	0.90	%(d)
Net investment income	2.91%	3.10	%(b)	3.92%	4.09%	3.81%
Portfolio turnover rate	72%	87%		115%	116%	141%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.31, total return would have been 2.42% and the ratio of net investment income to average net assets would have been 3.03%.
(c)	Amount rounds to less than $0.01 per share.
(d)	Includes fee/expense recovery of less than 0.01%.

See accompanying notes to financial statements.

|  54

Notes to Financial Statements

December 31, 2015

1.  Organization.  Gateway Trust and Natixis Funds Trust II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Gateway Trust:

Gateway Equity Call Premium Fund

Natixis Funds Trust II:

Loomis Sayles Strategic Alpha Fund (the “Strategic Alpha Fund”)

The Gateway Equity Call Premium Fund is a diversified investment company. The Strategic Alpha Fund is a non-diversified investment company.

Each Fund offers Class A, Class C and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75% for Gateway Equity Call Premium Fund and 4.25% (4.50% prior to November 2, 2015) for Strategic Alpha Fund. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class Y shares are intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Funds’ prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”). Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in

55  |

Notes to Financial Statements (continued)

December 31, 2015

accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Senior loans are valued at bid prices supplied by an independent pricing service, if available. Broker-dealer bid prices may be used to value debt and unlisted equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service. Futures contracts are valued at the most recent settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively. Centrally cleared swap agreements are valued at settlement prices of the clearinghouse on which the contracts were traded or prices obtained from broker-dealers. Bilateral credit default swaps are valued based on mid prices (between the bid price and the ask price) supplied by an independent pricing

|  56

Notes to Financial Statements (continued)

December 31, 2015

service. Bilateral interest rate swaps are valued based on prices supplied by an independent pricing source. Domestic exchange-traded single name equity option contracts are valued at the mean of the National Best Bid and Offer quotations. Options on futures contracts are valued using the current settlement price on the exchange on which, over time, they are traded most extensively. Option contracts on domestic indices are valued at the average of the closing bid and ask quotations as of the close of trading on the Chicago Board Options Exchange (“CBOE”). Option contracts on foreign indices are priced at the most recent settlement price. Other exchange-traded options are valued at the average of the closing bid and ask quotations on the exchange on which, over time, they are traded most extensively. Over-the-counter (“OTC”) currency options and swaptions are valued at mid prices (between the bid and the ask price) supplied by an independent pricing service, if available. Other OTC option contracts (including currency options and swaptions not priced through an independent pricing service) are valued based on quotations obtained from broker-dealers.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. Option contracts for which the average of the closing bid and ask quotations are not considered to reflect option contract values as of the close of the New York Stock Exchange (“NYSE”) are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. On the last business day of the month, the Fund will fair value S&P 500® index options using the closing rotation values published by the CBOE. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the NYSE. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

As of December 31, 2015, written options held by Gateway Equity Call Premium Fund were fair valued at $(625,660), representing (1.2%) of net assets, using the closing rotation values published by the CBOE.

57  |

Notes to Financial Statements (continued)

December 31, 2015

As of December 31, 2015, securities held by Strategic Alpha Fund included in net assets (reflected at absolute value) were fair valued as follows:

Illiquid securities[1]	Percentage of Net Assets	Other fair valued securities[2]	Percentage of Net Assets
$38,184,910	2.8%	$21,106,978	1.5%

[1]	Illiquid securities are deemed to be fair valued pursuant to the Fund’s pricing policies and procedures.
[2]	Fair valued by the Fund’s adviser.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Periodic principal adjustments for inflation-protected securities are recorded to interest income. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income, and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and

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Notes to Financial Statements (continued)

December 31, 2015

unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of Strategic Alpha Fund’s net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations, may be characterized as ordinary income and may, if the Fund has net losses, reduce the amount of income available to be distributed by the Fund.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  The Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts.

e.  Futures Contracts.  The Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (liability) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was

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December 31, 2015

closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

f.  Option Contracts.  The Funds may enter into option contracts. When a Fund purchases an option, it pays a premium and the option is subsequently marked-to-market to reflect current value. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the cost or deducted from the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing options is limited to the premium paid.

When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value. Net premiums received for written options which expire are treated as realized gains. Net premiums received for written options which are exercised are deducted from the cost or added to the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid on effecting a closing purchase transaction, including commissions, is treated as a realized gain or, if the net premium received is less than the amount paid, as a realized loss. The Fund, as writer of a written option, bears the risk of an unfavorable change in the market value of the instrument or index underlying the written option.

Exchange-traded options contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced. OTC options are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the option.

g.  Swaptions.  The Funds may enter into interest rate swaptions. An interest rate swaption gives the holder the right, but not the obligation, to enter into or cancel an interest rate swap agreement at a future date. Interest rate swaptions may be either purchased or written. The buyer of an interest rate swaption may purchase either the right to receive a fixed rate in the underlying swap (known as a “receiver swaption”) or

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Notes to Financial Statements (continued)

December 31, 2015

to pay a fixed rate (known as a “payer swaption”), based on the notional amount of the swap agreement, in exchange for a floating rate. The notional amounts of swaptions are not recorded in the financial statements.

When a Fund purchases an interest rate swaption, it pays a premium and the swaption is subsequently marked-to-market to reflect current value. Premiums paid for purchasing interest rate swaptions which expire are treated as realized losses. Premiums paid for purchasing interest rate swaptions which are exercised are added to the cost or deducted from the proceeds on the underlying swap to determine the realized gain or loss. If a Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing interest rate swaptions is limited to the premium paid.

When a Fund writes an interest rate swaption, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current value. Premiums received for written interest rate swaptions which expire are treated as realized gains. Premiums received for written interest rate swaptions which are exercised are deducted from the cost or added to the proceeds on the underlying swap to determine the realized gain or loss. If a Fund enters into a closing purchase transaction, the difference between the premium received and any amount paid on effecting a closing purchase transaction, including commission, is treated as a realized gain or, if the premium received is less than the amount paid, as a realized loss. A Fund, as writer of a written interest rate swaption, bears the risk of an unfavorable change in the market value of the swap underlying the written interest rate swaption.

OTC interest rate swaptions are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the swaption.

h.  Swap Agreements.  The Funds may enter into credit default and interest rate swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Funds may be either the protection buyer or the protection seller. As a protection buyer, the Funds have the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Funds have the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Funds may also pay or receive upfront premiums. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the

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December 31, 2015

reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

Implied credit spreads, represented in absolute terms, are disclosed in the Portfolio of Investments for those agreements for which the Fund is the protection seller. Implied credit spreads serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

An interest rate swap is an agreement with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

The notional amounts of swap agreements are not recorded in the financial statements. Swap agreements are valued daily, and fluctuations in value are recorded in the Statements of Operations as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded in the Statements of Assets and Liabilities as fees receivable or payable. When received or paid, fees are recorded in the Statements of Operations as realized gain or loss. Upfront premiums paid or received by the Funds are recorded on the Statements of Assets and Liabilities as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Funds as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). Bilateral swap agreements are traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Funds face the CCP through a broker. Upon entering into a centrally cleared swap, the Funds are required to

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Notes to Financial Statements (continued)

December 31, 2015

deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Subsequent payments, known as “variation margin,” are made or received by the Funds based on the daily change in the value of the centrally cleared swap agreement. For centrally cleared swaps, the Funds’ counterparty credit risk is reduced as the CCP stands between the Funds and the counterparty. The Funds cover their net obligations under outstanding swap agreements by segregating or earmarking cash or securities.

i.  Due to/from Brokers.  Transactions and positions in certain options, swaptions, futures, forward foreign currency contracts and swap agreements are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between the Funds and the various broker/dealers. The due from brokers balance in the Statements of Assets and Liabilities for Strategic Alpha Fund represents cash pledged as collateral for forward foreign currency contracts, options, swaptions and bilateral swap agreements and as initial margin for futures contracts. The due to brokers balance in the Statements of Assets and Liabilities for Strategic Alpha Fund represents cash and securities received as collateral for forward foreign currency contracts, options, interest rate swaptions and bilateral swap agreements. In certain circumstances the Funds’ use of cash, securities and/or foreign currency held at brokers is restricted by regulation or broker mandated limits.

j.  Federal and Foreign Income Taxes.  The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of December 31, 2015 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years, where applicable, remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets

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Notes to Financial Statements (continued)

December 31, 2015

and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

k.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as paydown gains and losses, return of capital and capital gain distributions received, interest rate swaps, treasury inflation-protected bonds, foreign currency gains and losses, deferred Trustees’ fees, convertible bonds, contingent payment debt instruments and premium amortization. Permanent book and tax basis differences relating to shareholder distributions, net investment income and net realized gains will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, premium amortization, contingent payment debt instruments, defaulted and/or non-income producing securities, swap payable/receivable, wash sales, return of capital distributions received, convertible bonds, treasury inflation-protected securities and forward foreign currency, options and futures contracts mark-to-market. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

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Notes to Financial Statements (continued)

December 31, 2015

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended December 31, 2015 and 2014 were as follows:

	2015 Distributions Paid From:			2014 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Gateway Equity Call Premium Fund	$559,201	$—	$559,201	$54,728	$—	$54,728
Strategic Alpha Fund	53,322,143	—	53,322,143	43,728,574	—	43,728,574

As of December 31, 2015, the components of distributable earnings on a tax basis were as follows:

	Gateway Equity Call Premium Fund	Strategic Alpha Fund
Undistributed ordinary income	$5,870	$717,308

Total undistributed earnings	5,870	717,308

Capital loss carryforward:
Short-term:
No expiration date	(1,147,572)	(44,704,672)
Long-term:
No expiration date	—	(5,507,048)

Total capital loss carryforward	(1,147,572)	(50,211,720)

Unrealized appreciation (depreciation)
Investments	1,651,567	(60,137,254)
Foreign currency translations	—	(14,458,596)

Total unrealized appreciation (depreciation)	1,651,567	(74,595,850)

Total accumulated earnings (losses)	$509,865	$(124,090,262)

Capital loss carryforward utilized in the current year	$—	$4,089,798

l.  Loan Participations.  Strategic Alpha Fund may invest in loans to corporate, governmental or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans. A loan is often administered by a bank or other financial institution that acts as agent for all holders.

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Notes to Financial Statements (continued)

December 31, 2015

The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, (i) a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) a Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, a Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and the Fund may have minimal control over the terms of any loan modification. When a Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan. Loan agreements and participations outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

m.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of December 31, 2015, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

n.  Securities Lending.  The Strategic Alpha Fund has entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Fund, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral. The Fund invests cash collateral in short-term investments, a portion of

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Notes to Financial Statements (continued)

December 31, 2015

the income from which is remitted to the borrowers and the remainder allocated between the Fund and State Street Bank as lending agent.

For the year ended December 31, 2015, the Fund did not loan securities under this agreement.

o.  Indemnifications.  Under the Trusts’ organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund’s pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Fund by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for which the Fund does not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the adviser, subject to oversight by Fund management and the Board of Trustees. If the adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is

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December 31, 2015

considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2015, at value:

Gateway Equity Call Premium Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$51,987,091	$—	$—	$51,987,091

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Written Options(a)	$—	$(625,660)	$—	$(625,660)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended December 31, 2015, there were no transfers among Levels 1, 2 and 3.

Strategic Alpha Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$—	$152,755,362	$1,961,377	(b)	$154,716,739
ABS Other	—	31,859,915	13,438,737	(c)	45,298,652
Non-Agency Commercial Mortgage-Backed Securities	—	53,463,218	16,593,700	(d)	70,056,918
All Other Non-Convertible Bonds(a)	—	798,239,285	—		798,239,285

Total Non-Convertible Bonds	—	1,036,317,780	31,993,814		1,068,311,594

Convertible Bonds(a)	—	27,734,994	—		27,734,994

Total Bonds and Notes	—	1,064,052,774	31,993,814		1,096,046,588

Senior Loans(a)	—	117,568,423	—		117,568,423
Loan Participations(a)	—	—	2,445,609	(d)	2,445,609

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Notes to Financial Statements (continued)

December 31, 2015

Strategic Alpha Fund (continued)

Asset Valuation Inputs (continued)

Description	Level 1	Level 2	Level 3		Total
Preferred Stocks
Non-Convertible Preferred Stock(a)	—	4,282,400	—		4,282,400
Convertible Preferred Stocks(a)	1,958,302	—	—		1,958,302

Total Preferred Stocks	1,958,302	4,282,400	—		6,240,702

Common Stocks
Energy Equipment & Services	1,198,412	—	—		1,198,412
Oil, Gas & Consumable Fuels	—	—	—	(e)	—

Total Common Stocks	1,198,412	—	—		1,198,412

Exchange-Traded Funds	17,833,402	—	—		17,833,402
Other Investments(a)	—	—	8,820,000	(f)	8,820,000
Purchased Options
Options on Securities	540,132	—	—		540,132
Over-the-Counter Options on Currency	—	769	—		769

Total Purchased Options	540,132	769	—		540,901

Purchased Swaptions(a)	—	2,856,033	—		2,856,033
Short-Term Investments	—	82,069,773	—		82,069,773
Bilateral Interest Rate Swap Agreements (unrealized appreciation)	—	2,345,826	—		2,345,826
Forward Foreign Currency Contracts (unrealized appreciation)	—	1,532,075	—		1,532,075

Total	$21,530,248	$1,274,708,073	$43,259,423		$1,339,497,744

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Notes to Financial Statements (continued)

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Strategic Alpha Fund (continued)

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Written Swaptions(a)	$—	$(578,804)	$—	$(578,804)
Bilateral Credit Default Swap Agreements (unrealized depreciation)	—	(545,066)	—	(545,066)
Forward Foreign Currency Contracts (unrealized depreciation)	—	(2,670,203)	—	(2,670,203)
Futures Contracts (unrealized depreciation)	(1,199,198)	—	—	(1,199,198)

Total	$(1,199,198)	$(3,794,073)	$—	$(4,993,271)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Fair Valued by the Fund’s adviser.
(c)	Valued using broker-dealer bid prices ($3,113,136), fair valued by the Fund’s adviser ($5,700,000), or fair valued by the Fund’s adviser using broker-dealer bid prices for which the inputs are unobservable to the Fund ($4,625,601).
(d)	Valued using broker-dealer bid prices.
(e)	Fair valued at zero using level 3 inputs.
(f)	Fair valued by the Fund’s adviser using broker-dealer bid prices for which the inputs are unobservable to the Fund.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of December 31, 2014 and/or December 31, 2015:

Strategic Alpha Fund

Investments in Securities	Balance as of December 31, 2014	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$811,274	$—	$33,675	$(17,393)	$—
ABS Other	20,098,815	—	—	(870,165)	8,819,336
Independent Energy	—	266,527	—	(345,862)	—
Non-Agency Commercial Mortgage-Backed Securities	4,387,394	—	(11,816)	(125,671)	13,327,048
Common Stocks
Oil, Gas & Consumable Fuels	—	—	—	—	—
Loan Participations	2,657,911	—	(1,308)	(36,619)	—
Other Investments
Aircraft ABS	—	—	—	(180,000)	9,000,000

Total	$27,955,394	$266,527	$20,551	$(1,575,710)	$31,146,384

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December 31, 2015

Strategic Alpha Fund (continued)

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2015	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2015
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$(619,380)	$1,753,201	$—	$1,961,377	$(18,195)
ABS Other	(801,287)	—	(13,807,962)	13,438,737	(1,253,713)
Independent Energy	—	79,335	—	—	—
Non-Agency Commercial Mortgage-Backed Securities	(983,255)	—	—	16,593,700	(137,205)
Common Stocks
Oil, Gas & Consumable Fuels	—	—	—	—	—
Loan Participations	(174,375)	—	—	2,445,609	(37,055)
Other Investments
Aircraft ABS	—	—	—	8,820,000	(180,000)

Total	$(2,578,297)	$1,832,536	$(13,807,962)	$43,259,423	$(1,626,168)

Debt securities valued at $1,832,536 were transferred from Level 2 to Level 3 during the period ended December 31, 2015. At December 31, 2014, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At December 31, 2015, these securities were valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service was unable to price the securities.

Debt securities valued at $13,807,962 were transferred from Level 3 to Level 2 during the period ended December 31, 2015. At December 31, 2014, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the securities. At December 31, 2015, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Funds used during the period include forward foreign currency contracts, futures contracts, option contracts, swaptions and swap agreements.

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December 31, 2015

Gateway Equity Call Premium Fund seeks to capture the majority of the returns associated with equity market investments, while exposing investors to less risk than other equity investments. To meet this investment goal, the Fund invests in a broadly diversified portfolio of common stocks, while also writing index call options. Writing index call options can reduce the Fund’s volatility, provide a steady cash flow and be an important source of the Fund’s return, although it also may reduce the Fund’s ability to profit from increases in the value of its equity portfolio. The combination of the diversified stock portfolio and the steady cash flow from writing of index call options is intended to moderate the volatility of returns relative to an all-equity portfolio. During the year ended December 31, 2015, written index call options were used in accordance with this objective.

Strategic Alpha Fund seeks to achieve positive total returns over a full market cycle. The Fund pursues its objective by utilizing a flexible investment approach that allocates investments across a global range of investment opportunities related to credit, currencies and interest rates, while employing risk management techniques to mitigate downside risk. At times, the Fund expects to gain its investment exposure substantially through the use of derivatives, including forward foreign currency contracts, futures and option contracts, interest rate swaptions and swap agreements. During the year ended December 31, 2015, the Fund used forward foreign currency, futures, and option contracts, swaptions, interest rate swap agreements and credit default swap agreements (as a protection seller) to gain investment exposures in accordance with its objective.

Strategic Alpha Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. The Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts, interest rate swap agreements and interest rate swaptions to hedge against changes in interest rates and to manage duration without having to buy or sell portfolio securities. During the year ended December 31, 2015, the Fund engaged in futures contracts and interest rate swap agreements to manage duration and for hedging purposes.

Strategic Alpha Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency exchange contracts and option contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. During the year ended December 31, 2015, the Fund engaged in forward foreign currency and option contracts for hedging purposes.

Strategic Alpha Fund is subject to the risk that companies in which the Fund invests will fail financially or otherwise be unwilling or unable to meet their obligations to the Fund. The Fund may use credit default swaps, as a protection buyer, to hedge its credit exposure to issuers of bonds it holds without having to sell the bonds. During the year ended December 31, 2015, the Fund engaged in credit default swap transactions (as a protection buyer) to hedge its credit exposure.

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Notes to Financial Statements (continued)

December 31, 2015

Strategic Alpha Fund is subject to the risk of unpredictable declines in the value of individual equity securities and periods of below-average performance in individual securities or in the equity market as a whole. The Fund may use futures contracts, purchased put options and written call options to hedge against a decline in value of an equity security that it owns. The Fund may also write put options to offset the cost of options used for hedging purposes. During the year ended December 31, 2015, the Fund engaged in futures and option contracts for hedging purposes.

The following is a summary of derivative instruments for Gateway Equity Call Premium Fund as of December 31, 2015, as reflected within the Statements of Assets and Liabilities:

Liabilities	Options written at value
Exchange-traded/cleared liability derivatives
Equity contracts	$(625,660)

Transactions in derivative instruments for Gateway Equity Call Premium Fund during the year ended December 31, 2015, as reflected within the Statements of Operations, were as follows:

Net Realized Gain (Loss) on:	Options written
Equity contracts	$648,630

Net Change in Unrealized Appreciation (Depreciation) on:	Options written
Equity contracts	$568,295

The following is a summary of derivative instruments for Strategic Alpha Fund as of December 31, 2015, as reflected within the Statements of Assets and Liabilities:

Assets	Investments at value[1]	Unrealized appreciation on forward foreign currency contracts	Swap agreements at value[2]	Total
Over-the-counter asset derivatives
Interest rate contracts	$2,856,033	$—	$2,345,826	$5,201,859
Foreign exchange contracts	769	1,532,075	—	1,532,844
Credit contracts	—	—	3,678,960	3,678,960

Total over-the-counter asset derivatives	$2,856,802	$1,532,075	$6,024,786	$10,413,663

Exchange-traded/ cleared asset derivatives
Equity contracts	$540,132	$—	$—	$540,132
Total exchange-traded/cleared asset derivatives	$540,132	$—	$—	$540,132

Total asset derivatives	$3,396,934	$1,532,075	$6,024,786	$10,953,795

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Notes to Financial Statements (continued)

December 31, 2015

Liabilities	Swaptions written at value	Unrealized depreciation on forward foreign currency contracts	Unrealized depreciation on futures contracts[3]	Total
Over-the-counter liability derivatives
Interest rate contracts	$(578,804)	$—	$—	$(578,804)
Foreign exchange contracts	—	(2,670,203)	—	(2,670,203)

Total over-the-counter liability derivatives	$(578,804)	$(2,670,203)	$—	$(3,249,007)

Exchange-traded/cleared liability derivatives
Interest rate contracts	$—	$—	$(724,016)	$(724,016)
Equity contracts	—	—	(475,182)	(475,182)

Total exchange-traded/cleared liability derivatives	$—	$—	$(1,199,198)	$(1,199,198)

Total liability derivatives	$(578,804)	$(2,670,203)	$(1,199,198)	$(4,448,205)

[1]	Represents purchased options/swaptions, at value.
[2]

Represents swap agreements, at value. Market value of swap agreements is reported in the Portfolio of Investments along with the unamortized upfront premium paid (received), if any, and unrealized appreciation (depreciation) on each individual contract. Unrealized appreciation (depreciation) and upfront premiums paid (received) are reported within the Statements of Assets and Liabilities.

[3]

Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

Transactions in derivative instruments for Strategic Alpha Fund during the year ended December 31, 2015, as reflected in the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Investments[4]	Futures contracts	Options/ swaptions written	Swap agreements	Foreign currency transactions[5]
Interest rate contracts	$(78,186)	$(1,166,448)	$88,030	$1,101,118	$—
Foreign exchange contracts	3,845,387	—	271,852	—	15,750,462
Credit contracts	—	—	—	(2,028,976)	—
Equity contracts	(5,889,287)	755,863	1,970,989	—	—

Total	$(2,122,086)	$(410,585)	$2,330,871	$(927,858)	$15,750,462

Net Change in Unrealized Appreciation (Depreciation) on:	Investments[4]	Futures contracts	Options/ swaptions written	Swap agreements	Foreign currency translations[5]
Interest rate contracts	$(1,331,646)	$(724,016)	$1,204,936	$2,345,826	$—
Foreign exchange contracts	(1,797,691)	—	(263,760)	—	(5,301,947)
Credit contracts	—	—	—	(756,147)	—
Equity contracts	831,157	2,889,713	(10,176)	—	—

Total	$(2,298,180)	$2,165,697	$931,000	$1,589,679	$(5,301,947)

[4]	Represents realized gain (loss) and change in unrealized appreciation (depreciation), respectively, for purchased options/swaptions during the period.

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Notes to Financial Statements (continued)

December 31, 2015

[5]

Represents realized gain and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period. Does not include other foreign currency gains or losses included in the Statement of Operations.

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of option contract activity, as a percentage of investments in common stocks, for Gateway Equity Call Premium Fund, based on month-end notional amounts outstanding during the period, at absolute value, was as follows for the year ended December 31, 2015:

Gateway Equity Call Premium Fund	Call Options Written*
Average Notional Amount Outstanding	98.98%
Highest Notional Amount Outstanding	99.25%
Lowest Notional Amount Outstanding	98.62%
Notional Amount Outstanding as of December 31, 2015	99.08%

*	Notional amounts outstanding are determined by multiplying option contracts by the contract multiplier by the price of the option’s underlying index, the S&P 500® Index.

The volume of forward foreign currency contract, futures contract and swap agreement activity, as a percentage of net assets for Strategic Alpha Fund, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended December 31, 2015:

Strategic Alpha Fund	Forwards	Futures	Credit Default Swaps	Interest Rate Swaps
Average Notional Amount Outstanding	25.80%	48.87%	4.30%	1.91%
Highest Notional Amount Outstanding	45.78%	62.45%	7.12%	4.98%
Lowest Notional Amount Outstanding	15.17%	47.55%	2.00%	0.00%
Notional Amount Outstanding as of December 31, 2015	23.42%	54.05%	2.63%	1.82%

Notional amounts outstanding at the end of the prior period, if applicable, are included in the averages above.

Unrealized gain and/or loss on open forwards, futures and swaps is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forward, futures and swap contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Fund’s net assets.

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Notes to Financial Statements (continued)

December 31, 2015

The volume of option contract activity, as a percentage of net assets for Strategic Alpha Fund, based on the month-end market values of instruments underlying purchased and written options, at absolute value, was as follows for the year ended December 31, 2015:

Strategic Alpha Fund	Call Options Purchased*	Put Options Purchased*	Call Options Written*	Put Options Written*
Average Market Value of Underlying Instruments	6.66%	6.77%	0.25%	4.69%
Highest Market Value of Underlying Instruments	8.15%	10.53%	1.28%	10.67%
Lowest Market Value of Underlying Instruments	3.91%	0.00%	0.00%	0.00%
Market Value of Underlying Instruments as of December 31, 2015	8.15%	0.00%	0.00%	0.00%

*	Market value of underlying instruments is determined as follows: for securities by multiplying option shares by the price of the option’s underlying security, for currencies by multiplying par value by the strike price and dividing by the foreign currency exchange rate, for foreign indices by multiplying the number of contracts by the contract multiplier by the price of the underlying index and dividing by the foreign currency exchange rate and for futures by multiplying the number of contracts by the contract multiplier by the price of the underlying futures contract.

The volume of interest rate swaption activity, as a percentage of net assets for Strategic Alpha Fund, based on average premiums paid or received during the period, including long and short positions at absolute value, was as follows for the year ended December 31, 2015:

Strategic Alpha Fund	Interest Rate Put Swaptions Purchased	Interest Rate Call Swaptions Purchased	Interest Rate Put Swaptions Written	Interest Rate Call Swaptions Written
Average Premium Paid/Received	0.05%	0.15%	0.00%	0.04%
Highest Premium Paid/Received	0.09%	0.29%	0.01%	0.13%
Lowest Premium Paid/Received	0.03%	0.00%	0.00%	0.00%
Premium Paid/Received as of December 31, 2015	0.07%	0.29%	0.00%	0.13%

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Notes to Financial Statements (continued)

December 31, 2015

The following is a summary of Gateway Equity Call Premium Fund’s written option activity:

Gateway Equity Call Premium Fund	Number of Contracts	Premiums
Outstanding at December 31, 2014	96	$424,650
Options written	2,151	7,675,441
Options terminated in closing purchase transactions	(1,960)	(6,786,798)
Options expired	(35)	(52,598)

Outstanding at December 31, 2015	252	$1,260,695

The following is a summary of Strategic Alpha Fund’s written option activity (excluding foreign currency options and interest rate swaptions):

Strategic Alpha Fund	Number of Contracts	Premiums
Outstanding at December 31, 2014	12,259	$177,011
Options written	27,899	2,070,231
Options terminated in closing purchase transactions	(20,138)	(426,477)
Options expired	(19,661)	(1,795,021)
Options assigned	(359)	(25,744)

Outstanding at December 31, 2015	—	$—

The following is a summary of Strategic Alpha Fund’s foreign currency written option activity:

Strategic Alpha Fund	Units of Currency	Premiums
Outstanding at December 31, 2014	70,000,000	$266,000
Options written	61,600,000	980,364
Options terminated in closing purchase transactions	(131,600,000)	(1,246,364)

Outstanding at December 31, 2015	—	$—

The following is a summary of Strategic Alpha Fund’s written interest rate swaption activity:

Strategic Alpha Fund	Notional Amount	Premiums
Outstanding at December 31, 2014	$—	$—
Swaptions written	130,200,000	1,783,740
Swaptions terminated in closing purchase transactions	—	—

Outstanding at December 31, 2015	$130,200,000	$1,783,740

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Notes to Financial Statements (continued)

December 31, 2015

OTC derivatives, including forward foreign currency contracts, options, interest rate swaptions and swap agreements, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Funds and their counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by a Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Funds and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Funds or the counterparty. The Funds’ ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the NAV of a Fund declines beyond a certain threshold. For financial reporting purposes, the Funds do not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities.

As of December 31, 2015, gross amounts of OTC derivative assets and liabilities not offset in the Statements of Assets and Liabilities and the related net amounts after taking into account master netting arrangements, by counterparty, are as follows:

Strategic Alpha Fund

Counterparty	Gross Amounts of Assets	Offset Amount	Net Asset Balance	Collateral (Received)/ Pledged	Net Amount
Bank of America, N.A.	$3,367,302	$(2,631,266)	$736,036	$(736,036)	$—
Barclays Bank PLC	2,393,545	—	2,393,545	(2,053,073)	340,472
Credit Suisse International	738,995	(617,741)	121,254	—	121,254
Deutsche Bank AG	3,413,250	—	3,413,250	(3,413,250)	—
JPMorgan Chase Bank, N.A.	494,202	—	494,202	(450,000)	44,202
Morgan Stanley & Co.	6,369	—	6,369	(6,369)	—

	$10,413,663	$(3,249,007)	$7,164,656	$(6,658,728)	$505,928

Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Liability Balance	Collateral (Received)/ Pledged	Net Amount
Bank of America, N.A.	$(2,631,266)	$2,631,266	$—	$—	$—
Credit Suisse International	(617,741)	617,741	—	—	—

	$(3,249,007)	$3,249,007	$—	$—	$—

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Notes to Financial Statements (continued)

December 31, 2015

The actual collateral received or pledged, if any, may exceed the amounts shown in the table due to overcollateralization. Timing differences may exist between when contracts under the ISDA agreements are marked-to-market and when collateral moves. The ISDA agreements include tri-party control agreements under which collateral is held for the benefit of the secured party at a third party custodian, State Street Bank.

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearinghouse, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. Based on balances reflected on each Fund’s Statement of Assets and Liabilities, the following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the applicable Fund would incur if parties (including OTC derivative counterparties and brokers holding margin for exchange-traded derivatives) to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the applicable Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of December 31, 2015:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Strategic Alpha Fund	$25,060,430	$14,492,695

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Notes to Financial Statements (continued)

December 31, 2015

These amounts include cash and U.S. government and agency securities received as collateral of $10,266,796. U.S. government and agency securities received as collateral are valued in accordance with the Fund’s valuation policies and are recorded on the Statements of Assets and Liabilities.

5.  Purchases and Sales of Securities.  For the year ended December 31, 2015, purchases and sales of securities (excluding short-term investments and option/swaption contracts and including paydowns) were as follows:

	U.S. Government/ Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Gateway Equity Call Premium Fund	$—	$—	$46,157,150	$13,499,154
Strategic Alpha Fund	80,399,614	—	917,546,503	897,022,914

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Gateway Investment Advisers, LLC (“Gateway Advisers”) serves as investment adviser to Gateway Equity Call Premium Fund. Gateway Advisers is a subsidiary of Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France. Under the terms of the management agreement, the Fund pays a management fee at the annual rate of 0.65%, calculated daily and payable monthly, based on the Fund’s average daily net assets.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) is the investment adviser to Strategic Alpha Fund. Loomis Sayles’ general partner is indirectly owned by Natixis US. Under the terms of the management agreement, the Fund pays a management fee at the annual rate of 0.70% of the Fund’s average daily net assets, calculated daily and payable monthly.

Gateway Advisers and Loomis Sayles have given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until April 30, 2016, may be terminated before then only with the consent of the Funds’ Board of Trustees, and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings.

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Notes to Financial Statements (continued)

December 31, 2015

For the year ended December 31, 2015, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class Y
Gateway Equity Call Premium Fund	1.20%	1.95%	0.95%
Strategic Alpha Fund	1.30%	2.05%	1.05%

Gateway Advisers and Loomis Sayles shall be permitted to recover expenses they have borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended December 31, 2015, the management fees and waivers of management fees for each Fund were as follows:

	Gross Management Fees	Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
Fund				Gross	Net
Gateway Equity Call Premium Fund	$232,300	$178,854	$53,446	0.65%	0.15%
Strategic Alpha Fund	10,040,921	—	10,040,921	0.70%	0.70%

[1]	Management fee waivers are subject to possible recovery until December 31, 2016.

No expenses were recovered for either Fund during the year ended December 31, 2015 under the terms of the expense limitation agreements.

b.  Service and Distribution Fees.  NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class C shares (the “Class C Plans”).

Under the Class A Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the

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Notes to Financial Statements (continued)

December 31, 2015

Fund’s Class A shares, as reimbursement for expenses incurred by NGAM Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by NGAM Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plans, each Fund pays NGAM Distribution a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Class C shares.

For the year ended December 31, 2015, the service and distribution fees for each Fund were as follows:

	Service Fees		Distribution Fees
Fund	Class A	Class C	Class C
Gateway Equity Call Premium Fund	$7,319	$72	$215
Strategic Alpha Fund	285,243	166,321	498,964

c.  Administrative Fees.  NGAM Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts and NGAM Advisors, each Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts and Loomis Sayles Funds Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts and Loomis Sayles Funds Trusts of $10 million, which is reevaluated on an annual basis.

For the year ended December 31, 2015, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Gateway Equity Call Premium Fund	$15,344
Strategic Alpha Fund	614,244

d.  Sub-Transfer Agent Fees.  NGAM Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the

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Notes to Financial Statements (continued)

December 31, 2015

intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers.

For the year ended December 31, 2015, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Gateway Equity Call Premium Fund	$15,238
Strategic Alpha Fund	951,882

As of December 31, 2015, the Funds owe NGAM Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Gateway Equity Call Premium Fund	$294
Strategic Alpha Fund	9,362

Sub-transfer agent fees attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by NGAM Distribution during the year ended December 31, 2015 were as follows:

Fund	Commissions
Strategic Alpha Fund	$26,117

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $300,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson)

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Notes to Financial Statements (continued)

December 31, 2015

receives, in the aggregate, a retainer fee at the annual rate of $130,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $17,500. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $5,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Effective January 1, 2016, the Chairperson of the Board will receive a retainer fee at the annual rate of $325,000 and each Independent Trustee (other than the Chairperson) will receive, in the aggregate, a retainer fee at the annual rate of $155,000. The chairperson of the Governance Committee will receive an additional retainer fee at the annual rate of $10,000. All other Trustee fees will remain unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts and Loomis Sayles Funds Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

g.  Affiliated Ownership.  As of December 31, 2015, Loomis Sayles Employees’ Profit Sharing Retirement Plan held shares of Strategic Alpha Fund representing 0.05% of the Fund’s net assets.

h.  Payment by Affiliates.  For the year ended December 31, 2015, Loomis Sayles reimbursed Strategic Alpha Fund $128,535 for losses incurred in connection with a trading error.

7.  Line of Credit.  Effective April 16, 2015, each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, participates in a $150,000,000

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Notes to Financial Statements (continued)

December 31, 2015

committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to the full $150,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate do not exceed the $150,000,000 limit at any time). Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended December 31, 2015, none of the Funds had borrowings under this agreement.

Prior to April 16, 2015, the committed unsecured line of credit was $200,000,000 with an individual limit of $125,000,000 for each Fund that participated in the line of credit. In addition, the commitment fee was 0.10% per annum, payable at the end of each calendar quarter.

8.  Concentration of Risk.  The Funds’ investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

Strategic Alpha Fund is non-diversified, which means it is not limited under the 1940 Act to a percentage of assets that it may invest in any one issuer. Because the Fund may invest in the securities of a limited number of issuers, an investment in the Fund may involve a higher degree of risk than would be present in a diversified portfolio.

9.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of December 31, 2015, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Non-Affiliated Account Holders	Percentage of Non-Affiliated Ownership	Percentage of Affiliated Ownership (Note 6)	Total Percentage of Ownership
Gateway Equity Call Premium Fund	2	79.68%	—	79.68%
Strategic Alpha Fund	3	37.94%	0.05%	37.99%

85  |

Notes to Financial Statements (continued)

December 31, 2015

Omnibus shareholder accounts for which NGAM Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

10.  Capital Shares.  The Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Period Ended December 31, 2014(a)
Gateway Equity Call Premium Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	449,589	$4,570,382	9,653	$95,980
Issued in connection with the reinvestment of distributions	3,514	35,722	38	379
Redeemed	(85,447)	(858,858)	(98)	(980)

Net change	367,656	$3,747,246	9,593	$95,379

Class C
Issued from the sale of shares	3,581	$36,310	101	$1,011
Issued in connection with the reinvestment of distributions	18	187	– (b)	2
Redeemed	(100)	(1,028)	(1)	(10)

Net change	3,499	$35,469	100	$1,003

Class Y
Issued from the sale of shares	4,210,869	$43,166,037	2,437,927	$24,313,859
Issued in connection with the reinvestment of distributions	27,812	281,744	4,090	40,780
Redeemed	(1,402,243)	(14,430,566)	(354,383)	(3,501,024)

Net change	2,836,438	$29,017,215	2,087,634	$20,853,615

Increase (decrease) from capital share transactions	3,207,593	$32,799,930	2,097,327	$20,949,997

(a)	From commencement of operations on September 30, 2014 through December 31, 2014.
(b)	Amount rounds to less than one share.

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Notes to Financial Statements (continued)

December 31, 2015

10.  Capital Shares (continued).

	Year Ended December 31, 2015		Year Ended December 31, 2014
Strategic Alpha Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	6,366,120	$62,543,457	3,289,877	$33,285,385
Issued in connection with the reinvestment of distributions	318,954	3,111,420	314,559	3,151,241
Redeemed	(4,852,855)	(47,380,866)	(10,780,235)	(109,403,574)

Net change	1,832,219	$18,274,011	(7,175,799)	$(72,966,948)

Class C
Issued from the sale of shares	1,290,714	$12,573,109	652,702	$6,559,344
Issued in connection with the reinvestment of distributions	122,269	1,191,265	120,066	1,196,499
Redeemed	(1,956,904)	(19,229,282)	(2,740,650)	(27,590,387)

Net change	(543,921)	$(5,464,908)	(1,967,882)	$(19,834,544)

Class Y
Issued from the sale of shares	44,468,853	$439,028,093	53,741,784	$543,162,597
Issued in connection with the reinvestment of distributions	3,252,297	31,686,738	2,470,530	24,696,717
Redeemed	(41,791,361)	(408,640,263)	(33,268,929)	(335,773,481)

Net change	5,929,789	$62,074,568	22,943,385	$232,085,833

Increase (decrease) from capital share transactions	7,218,087	$74,883,671	13,799,704	$139,284,341

87  |

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Gateway Trust and Natixis Funds Trust II and Shareholders of Gateway Equity Call Premium Fund and Loomis Sayles Strategic Alpha Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Gateway Equity Call Premium Fund, a series of Gateway Trust, and Loomis Sayles Strategic Alpha Fund, a series of Natixis Funds Trust II (collectively, the “Funds”) at December 31, 2015, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, agent banks and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 23, 2016

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2015 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended December 31, 2015, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Gateway Equity Call Premium	100.00%
Strategic Alpha	4.62%

Qualified Dividend Income.  A percentage of dividends distributed by the Funds during the fiscal year ended December 31, 2015 are considered qualified dividend income, and are eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. These percentages are noted below:

Fund	Qualifying Percentage
Gateway Equity Call Premium	100.00%
Strategic Alpha	4.83%

89  |

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust II and Gateway Trust (the “Trusts”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Funds’ Statement of Additional Information includes additional information about the trustees of the Trust and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Trustee since 2008 Chairperson of the Audit Committee and Governance Committee Member	Retired	42 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Audit Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	42 Formerly, Director, BJ’s Wholesale Club (retail)	Experience on the Board and significant experience on the boards of other business organizations (including at a retail company and a bank); executive experience (including at a retail company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Richard A. Goglia (1951)	Trustee since 2015 Audit Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	42 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Contract Review Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	42 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

91  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee since 2012 Contract Review Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	42 None	Experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Sandra O. Moose (1942)

Chairperson of the Board of Trustees since November 2005

Trustee since 1993 for Natixis Funds Trust II and since 2007 for Gateway Trust

Ex Officio member of the Audit Committee, the Contract Review Committee and the Governance Committee

		President, Strategic Advisory Services (management consulting)	42 Formerly, Director, AES Corporation (international power company); formerly, Director, Verizon Communications (telecommunications company)	Significant experience on the Board and on the boards of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Erik R. Sirri (1958)	Trustee since 2009 Audit Committee Member	Professor of Finance at Babson College	42 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Chairperson of the Contract Review Committee and Governance Committee Member	Retired	42 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee since 2005 for Natixis Funds Trust II and since 2007 for Gateway Trust Chairperson of the Governance Committee and Contract Review Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	42 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

93  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015	President, Chief Executive Officer and Director; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	42 None	Continuing service as President, Chief Executive Officer and Director of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 President and Chief Executive Officer since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.	42 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

John T. Hailer[5] (1960)	Trustee since 2000 for Natixis Funds Trust II and since 2007 for Gateway Trust	President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.	42 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Ms. Moose was appointed to serve an additional three-year term as the Chairperson of the Board on December 13, 2013.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”) (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[5]

Mr. Hailer is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

95  |

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Mr. Kenneth A. Drucker, Mr. Edmond J. English, Mr. Richard A. Goglia, and Mr. Erik R. Sirri are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4. Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services provided as reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	1/1/14- 12/31/14	1/1/15- 12/31/15	1/1/14- 12/31/14	1/1/15- 12/31/15	1/1/14- 12/31/14	1/1/15- 12/31/15	1/1/14- 12/31/14	1/1/15- 12/31/15
Gateway Trust	$72,444	$80,438	$1,238	$1,050	$16,978	$17,232	$—	$—

1.	Audit-related fees consist of:

2014 & 2015– performance of agreed-upon procedures related to the Registrant’s deferred compensation plan.

2.	Tax fees consist of:

2014 & 2015 – review of the Registrant’s tax returns.

Aggregate fees billed to the Registrant for non-audit services during 2014 and 2015 were $18,216 and $18,282 respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth fees billed by the Registrant’s principal accountant for non-audit services rendered to Gateway Investment Advisers, LLC and entities controlling, controlled by or under common control with Gateway Investment Advisers, LLC (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	1/1/14- 12/31/14	1/1/15- 12/31/15	1/1/14- 12/31/14	1/1/15- 12/31/15	1/1/14- 12/31/14	1/1/15- 12/31/15
Control Affiliates	$—	$—	$—	$—	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to Gateway Investment Advisers, LLC and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	1/1/14- 12/31/14	1/1/15- 12/31/15
Control Affiliates	$90,546	$41,200

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a)	(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 [17 CFR 270.30a-2(a)], filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a)	(3)	Not applicable.

(b)		Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Gateway Trust

By:	/s/ David L. Giunta

Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 23, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta

Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	February 23, 2016

By:	/s/ Michael C. Kardok

Name:	Michael C. Kardok
Title:	Treasurer
Date:	February 23, 2016